      As Filed with the Securities and Exchange Commission on May 1, 2000

                     Registration Nos. 333-28339; 811-08239

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

     Pre-Effective Amendment No.                                   [_]
     Post-Effective Amendment No. 13                               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
     Amendment No. 16                                              [X]


                                   ProFunds
              (Exact Name of Registrant as Specified in Charter)

                       7900 Wisconsin Avenue, Suite 300
                           Bethesda, Maryland 20814
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (301) 657-1970

     Michael L. Sapir                             With copy to:
     Chairman                                     William J. Tomko
     PROFUND Advisors LLC                         President
     7900 Wisconsin Avenue, Suite 300             BISYS Fund Services
     Bethesda, Maryland 20814                     3435 Stelzer Road
                                                  Columbus, Ohio 43219

                (Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the
Securities:

It is proposed that this filing will become effective:

______  immediately upon filing pursuant to paragraph (b)

  X     on May 1, 2000 pursuant to paragraph (b)
------

______  60 days after filing pursuant to paragraph (a)(1)

______  on (date) pursuant to paragraph (a)(1)

______  75 days after filing pursuant to paragraph (a)(2)

______  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

______ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                               EXPLANATORY NOTE


     This Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A is filed for the purpose of updating financial and other information, as required by Section 10(a)(3) of the Securities Act of 1933 and Rule 8b-16 under the Investment Company Act of 1940, with respect to: (1) the 10 "Benchmark" ProFunds and the Money Market ProFund described in the prospectus and statement of additional information set forth herein; and (2) the 11 "VP" ProFunds described in two prospectuses and statements of additional information set forth herein. This Post-Effective Amendment No. 13 does not relate to the 17 "UltraSector" ProFunds series of Registrant, disclosure concerning which is hereby incorporated by reference from the prospectus and statement of additional information describing the UltraSector ProFunds as set forth in Post-Effective Amendment No. 12 to Registrant's Registration Statement as filed on April 20, 2000 pursuant to Rule 485(a)(1) under the Securities Act of 1933.

                                                                     May 1, 2000

                                                                      Prospectus


                             [PHOTO APPEARS HERE]


ProFunds Mutual Funds

Bull ProFund

UltraBull ProFund

UltraMid-Cap ProFund

UltraSmall-Cap ProFund

UltraOTC ProFund

UltraEurope ProFund

UltraJapan ProFund

Bear ProFund

UltraBear ProFund

UltraShort OTC ProFund

Money Market ProFund                                          [PROFUNDS LOGO]

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

          Table of Contents

       1  Benchmark ProFunds
      19  Benchmark ProFunds Strategy
      23  Money Market ProFund
      31  Share Prices, Classes & Tax Information
      37  Shareholder Services Guide
      49  ProFunds Management
      53  Financial Highlights




                  ProFund Advisors LLC
                  Bankers Trust Company
[PROFUNDS LOGO]   Investment Advisors

                                                                       Benchmark

                                                                        ProFunds

Overview

          The no-load Benchmark ProFunds each seek to achieve a daily return equal to the performance of a particular stock market benchmark.*

          . For example, the Bull ProFund seeks to match the daily performance of a stock market index--the S&P 500 Composite Stock Price Index(R) ("S&P 500 Index")--like a conventional index fund.

          . Unlike conventional index funds, certain ProFunds seek to double the daily return of a specified stock market index.

          . Other ProFunds seek to produce a daily return of the inverse (opposite) or double the inverse (opposite) of a particular stock market index. The value of these ProFunds should go up when the index underlying their benchmark goes down, and their value should go down when the index goes up.


        * A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, UltraBull ProFund has a benchmark of twice the daily return of the S&P 500 Index.


                                                       Benchmark ProFunds      1

These ProFunds seek to match or double an index's daily performance:

ProFund                         Index             Daily Objective    Types of Companies in Index
Bull                            S&P 500           Match              Diverse, widely traded,
                                                                     large capitalization

UltraBull                       S&P 500           Double             Diverse, widely traded,
                                                                     large capitalization

UltraMid-Cap                    S&P MidCap 400    Double             Diverse, widely traded, mid-
                                                                     sized capitalization companies

UltraSmall-Cap                  Russell 2000      Double             Diverse, small capitalization

UltraOTC                        NASDAQ 100        Double             Large capitalization, most
                                                                     with technology and/or
                                                                     growth orientation

UltraEurope                     ProFunds Europe   Double             Large capitalization, widely
                                                                     traded European stocks

UltraJapan                      Nikkei 225        Double             Large capitalization, widely
                                Stock Average                        traded Japanese stocks


These ProFunds seek to match or double the inverse (opposite) of an index's daily performance:

ProFund                         Index             Daily Objective    Types of Companies in Index
Bear                            S&P 500           Inverse            Diverse, widely traded,
                                                                     large capitalization

UltraBear                       S&P 500           Double the         Diverse, widely traded,
                                                  inverse            large capitalization

UltraShort OTC                  NASDAQ 100        Double the         Large capitalization, most
                                                  inverse            with technology and/or
                                                                     growth orientation

          The ProFunds also offer the Money Market ProFund, which is discussed later in this prospectus.


2      Benchmark ProFunds

Benchmark ProFunds' Objectives

          The investment objective of each of the Benchmark ProFunds is set forth below:

          . Bull ProFund--seeks daily investment results that correspond to the performance of the S&P 500 Index.

          . UltraBull ProFund--seeks daily investment results that correspond to twice (200%) the performance of the S&P 500 Index. If the UltraBull ProFund is successful in meeting its objective, it should gain approximately twice as much as the Bull ProFund when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraMid-Cap ProFund--seeks daily investment results that correspond to twice (200%) the performance of the S&P MidCap 400 Index. If the UltraMid-Cap ProFund is successful in meeting its objective, it should gain approximately twice as much as the S&P MidCap 400 Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraSmall-Cap ProFund--seeks daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index. If the UltraSmall-Cap ProFund is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000(R) Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraOTC ProFund--seeks daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM). If the UltraOTC ProFund is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraEurope ProFund--seeks daily investment results that correspond to twice (200%) the performance of the ProFunds Europe Index. If the UltraEurope ProFund is successful in meeting its objective, it should gain approximately twice as much as the ProFunds Europe Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.




                                                       Benchmark ProFunds      3

          . UltraJapan ProFund--seeks daily investment results that correspond to twice (200%) the performance of the Nikkei 225 Stock Average. If the UltraJapan ProFund is successful in meeting its objective, it should gain approximately twice as much as the Nikkei 225 Stock Average when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . Bear ProFund--seeks daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. If the Bear ProFund is successful in meeting its objective, the net asset value of Bear ProFund shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of Bear ProFund shares will decrease in direct proportion to any increase in the level of the S&P 500 Index.

          . UltraBear ProFund--seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the S&P 500 Index. The net asset value of shares of the UltraBear ProFund should increase or decrease approximately twice as much as does that of the Bear ProFund on any given day.

            For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in the Bear ProFund should experience a gain in net asset value of approximately 1% for that day. The UltraBear ProFund should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Bear ProFund and the UltraBear ProFund would experience a loss in net asset value of approximately 1% and 2%, respectively.

          . UltraShort OTC ProFund--seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). This ProFund operates similar to the UltraBear ProFund, but UltraShort OTC ProFund is benchmarked to the NASDAQ 100 Index(TM).

          The securities indexes that these ProFunds use as their benchmarks are described below under "Benchmark Indexes."

4      Benchmark ProFunds

Strategy

          ProFund Advisors LLC ("ProFund Advisors"), the Benchmark ProFunds' investment advisor, uses quantitative and statistical analysis it developed in seeking to achieve each Benchmark ProFund's investment objective. This analysis determines the type, quantity and mix of investment positions that a Benchmark ProFund should hold to approximate the performance of its benchmark.

          The Bull, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, UltraEurope and UltraJapan ProFunds principally invest in:

          . Futures contracts on stock indexes, and options on futures contracts; and

          . Financial instruments such as equity caps, collars, floors, and options on securities and stock indexes.

          These ProFunds invest in the above instruments generally as a substitute for investing directly in stocks. In addition, these ProFunds may invest in a combination of stocks that in ProFund Advisors' opinion, should simulate the movement of the appropriate benchmark index.

          The Ultra ProFunds generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of a Benchmark ProFund's investments.

          The UltraEurope ProFund invests in financial instruments with values that reflect the performance of stocks of European companies.

          The UltraJapan ProFund invests in financial instruments including American Depository Receipts ("ADRs") with values that reflect the performance of stocks issued by certain Japan-based companies.

          The Bear, UltraBear and UltraShort OTC ProFunds generally do not invest in traditional securities, such as common stock of operating companies. Rather, these ProFunds principally invest in futures contracts, options contracts and other financial instruments, and engage in short sales. Using these techniques, these ProFunds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. These ProFunds will generally realize a gain if the underlying security or index declines in price between those dates.

                                                       Benchmark ProFunds      5

Benchmark ProFunds' Risks

          Like all investments, the ProFunds entail risk. ProFund Advisors cannot guarantee that any of the Benchmark ProFunds will achieve its objective. As with any mutual fund, the Benchmark ProFunds could lose money, or their performance could trail that of other investment alternatives.

          In addition, the Benchmark ProFunds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds.

          The following chart summarizes certain risks associated with the Benchmark ProFunds:

                                          Inverse                 Small            Mid-
                    Market     Leverage   Correlation   Foreign   Capitalization   Capitalization
                    Risk       Risk       Risk          Risk      Risk             Risk
Bull                X
UltraBull           X          X
UltraMid-Cap        X          X                                                   X
UltraSmall-Cap      X          X                                  X
UltraOTC            X          X
UltraEurope         X          X                        X
UltraJapan          X          X                        X
Bear                X                     X
UltraBear           X          X          X
UltraShort OTC      X          X          X

          These and other risks are described below.


6      Benchmark ProFunds

          Certain Risks Associated with Particular ProFunds

          . Leverage Risk The Ultra ProFunds employ leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a ProFund's investment. Use of leverage can magnify the effects of changes in the value of these ProFunds and makes them more volatile. The leveraged investment techniques that the Ultra ProFunds employ should cause investors in these ProFunds to lose more money in adverse environments.

          . Inverse Correlation Risk Shareholders in the negatively correlated ProFunds should lose money when the index underlying their benchmark rises -- a result that is the opposite from traditional equity mutual funds.

          . Foreign Investment Risk The UltraEurope ProFund and the UltraJapan ProFund entail the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

           . Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, these ProFunds may not have access to adequate or reliable company information.

           . UltraEurope ProFund and UltraJapan ProFund will be subject to the market, economic and political risks of the countries where they invest or where the companies represented in the benchmark indexes are located. Because it may invest, directly or indirectly, a large portion of its assets in Japanese stocks, the UltraJapan ProFund's performance may be particularly susceptible to economic, political or regulatory events affecting Japanese companies and Japan, generally.

           . Securities purchased by these ProFunds may be priced in foreign currencies. Their value could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

           . On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The

                                                       Benchmark ProFunds      7
           continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.

          . Valuation Time Risk UltraJapan ProFund generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial market since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of the UltraJapan ProFund's performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFunds believes that over time the UltraJapan ProFund's performance will correlate highly with the movement of the Nikkei 225 Stock Average.

          . Small Company Investment Risk The UltraSmall-Cap ProFund could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

           . Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

           . There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

           . Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and as a result such setbacks could have a greater effect on the companies share prices.

           . Small company stocks are typically less liquid then large company stocks and liquidating positions in turbulent market conditions could become difficult.

          . Mid-Cap Company Investment Risk The UltraMid-Cap ProFund could experience risks that a fund which invests in primarily large capitalized, widely traded companies would not. Such risks could include:

           . Mid-Cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies.

           . Stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely-traded companies.

8      Benchmark ProFunds

          Risks in Common
          Each Benchmark ProFund faces certain risks:

          . Market Risk The Benchmark ProFunds are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders in the positively correlated ProFunds should lose money when the index underlying their benchmark declines. Shareholders in the negatively correlated ProFunds should lose money when the index underlying their benchmark rises. These indexes are discussed in the next section.

          . Liquidity Risk In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which ProFunds invest, ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent ProFunds from limiting losses or realizing gains.

          . Correlation Risk While ProFund Advisors expects that each of the Benchmark ProFunds will track its benchmark with an average correlation of .90 or better over a year, there can be no guarantee that the ProFunds will be able to achieve this level of correlation. A failure to achieve a high degree of correlation may prevent a Benchmark ProFund from achieving its investment goal.

          . Non-Diversification Risk The Benchmark ProFunds are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies. This would make the performance of a Benchmark ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the Benchmark ProFunds intend to invest on a diversified basis.

          . Risks of Aggressive Investment Techniques The Benchmark ProFunds use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

                                                       Benchmark ProFunds      9

Benchmark Indexes

          . The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The companies in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks.

          . The S&P MidCap 400 Index, is a widely used measure of medium capitalized U.S. company stock performance. It consists of the common stocks of 400 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard &Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy.

          . The Russell 2000(R) Index, is an unmanaged index consisting of 2,000 small company common stocks. The Index comprises 2,000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000(R) Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

          . The NASDAQ 100 Index(TM) contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index(TM) includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

10      Benchmark ProFunds

          . ProFunds Europe Index ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indexes of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily results of:

           . The Financial Times Stock Exchange 100 Index ("FTSE-100"), a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

           . The Deutsche Aktienindex ("DAX"), is a total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange.

           . The CAC-40, a capitalization-weighted index of 40 companies listed on the Paris Stock Exchange (the Bourse).

          . The Nikkei 225 Stock Average, is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The index is computed and distributed by the Nihon Keizai Shimbun (NKS).

          ProFunds' Board of Trustees may change investment objectives without shareholder approval if, for example, it believes another benchmark might better suit shareholder needs.

Who May Want to Consider a ProFunds Investment

          The Bull ProFund may be appropriate for investors who want to receive investment results approximating the performance of the S&P 500 Index.

          The Ultra ProFunds may be appropriate for investors who:

          . believe that over the long term, the value of a particular index will increase/decrease, and that by investing with the objective of doubling the index's daily return, or the inverse of the index's daily return, they will achieve superior results over time. Investors in these ProFunds should understand that since each Ultra ProFund seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential risk of loss.

                                                       Benchmark ProFunds    11

          . are seeking to match an index's daily return with half the investment required of conventional stock index mutual funds.

           An investor might invest $100,000 in a conventional S&P 500 Index Fund. Alternatively that same investor could invest half that amount --$50,000-- in UltraBull ProFund and target the same daily return.

          The Bear, UltraBear and UltraShort OTC ProFunds may be appropriate for investors who:

          . expect the underlying index to go down and desire to earn a profit as a result of the index declining.

          . want to protect (or hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a stock market downturn that they anticipate.

           An investor with a diversified portfolio of stocks or stock mutual funds valued at $100,000 might be concerned that the general stock market could decline or be volatile for the next six months. The investor could try to protect the portfolio against downturns in the stock market by investing $50,000 in Bear, UltraBear or UltraShort OTC ProFund-or in a combination of these ProFunds. Of course, the investor likely would also be giving up gains that the portfolio would otherwise produce if the markets go up rather than down in value. ProFunds cannot assure that doing so would protect against market downturns.

          All of the ProFunds may be appropriate for investors who:

          . are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds do not limit how often an investor may exchange among the ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $15 wire redemption fee.

          . want the impact of their investment to range from double an index to double the inverse of the index based on their current view, positive or negative, of the index.

12      Benchmark ProFunds

Benchmark ProFunds' Performance

          The bar chart and tables in this section can help you evaluate the potential risks of investing in the Benchmark ProFunds. The bar chart shows the annual returns for the Investor Class shares of each Benchmark ProFund available to the public for a year or more as of December 31, 1999 (which excludes the newly formed UltraMid-Cap, UltraSmall-Cap, UltraEurope and UltraJapan ProFunds). The first table compares each such ProFund's return for Investor Class shares in 1999 and since inception with its relevant benchmark index. The second table compares each such ProFund's return for Service Class shares in 1999 and since inception with its relevant benchmark index. Of course, how a Benchmark ProFund has performed in the past is not necessarily an indication of how it will perform in the future.

          Annual Returns as of December 31 each year

                             [CHART APPEARS HERE]

                                                                    Bull ProFund
                            17.18%........................................  1999
                             26.57%.......................................  1998
                                                               UltraBull ProFund
                              29.56%......................................  1999
                                42.95%....................................  1998
                                                                UltraOTC ProFund
                                                      233.25%.............  1999
                                              185.34%.....................  1998
                                                                    Bear ProFund
                      -12.32%  ...........................................  1999
                    -19.46%    ...........................................  1998
                                                               UltraBear ProFund
                 -30.54%       ...........................................  1999
                -38.34%        ...........................................  1998
                                                          UltraShort OTC ProFund
        -80.36%                ...........................................  1999

          During the period covered in the chart above, the highest and lowest returns of the Investor Class shares of each of these Benchmark ProFunds in any calendar quarter were as follows:

                                                      Highest Quarterly     Lowest Quarterly
                                                      Return (%)            Return (%)
------------------------------------------------------------------------------------------------
Bull ProFund                                          Q4 1998 (20.37%)      Q3 1998 (-9.96%)

UltraBull ProFund                                     Q4 1998 (41.34%)      Q3 1998 (-22.48%)

UltraOTC ProFund                                      Q4 1999 (126.35%)     Q3 1998 (-5.16%)

Bear ProFund                                          Q3 1998 (11.11%)      Q4 1998 (-17.06%)

UltraBear ProFund                                     Q3 1998 (17.87%)      Q4 1998 (-32.26%)

UltraShort OTC ProFund                                Q3 1999 (-11.72%)     Q4 1999 (-58.87%)


                                                       Benchmark ProFunds     13

Average Annual INVESTOR CLASS Share Returns as of December 31, 1999

                                                                One Year       Since Inception         Inception Date
Bull ProFund                                                     17.18%             20.20%                12/02/97
S&P 500 Index*                                                   19.53%             22.00%

UltraBull ProFund                                                29.56%             36.08%                11/28/97
S&P 500 Index*                                                   19.53%             22.86%

UltraOTC ProFund                                                233.25%            170.63%                12/02/97
NASDAQ 100 Index(TM)*                                           101.95%             83.27%

Bear ProFund                                                    -12.32%            -15.95%                12/31/97
S&P 500 Index*                                                   19.53%             23.05%

UltraBear ProFund                                               -30.54%            -33.06%                12/23/97
S&P 500 Index*                                                   19.53%             24.78%

UltraShort OTC ProFund                                          -80.36%            -82.45%                 6/02/98
NASDAQ 100 Index(TM)*                                           101.95%            105.54%

Average Annual SERVICE CLASS Share Returns as of December 31, 1999

                                                                One Year       Since Inception         Inception Date
Bull ProFund                                                     15.97%             19.20%                12/02/97
S&P 500 Index*                                                   19.53%             22.00%

UltraBull ProFund                                                28.42%             34.85%                11/28/97
S&P 500 Index*                                                   19.53%             22.86%

UltraOTC ProFund                                                229.73%            168.67%                12/02/97
NASDAQ 100 Index(TM)*                                           101.95%             83.27%

Bear ProFund                                                    -13.32%            -16.73%                12/31/97
S&P 500 Index*                                                   19.53%             23.05%

UltraBear ProFund                                               -31.20%            -33.47%                12/23/97
S&P 500 Index*                                                   19.53%             24.78%

UltraShort OTC ProFund                                          -80.62%            -82.61%                 6/02/98
NASDAQ 100 Index(TM)*                                           101.95%            105.54%


*Excludes dividends.

14      Benchmark ProFunds

Annual Benchmark ProFund Operating Expenses

          The tables below describe the fees and expenses you may pay if you buy and hold shares in any of the Benchmark ProFunds. The ProFunds are "no-load" mutual funds. You pay no sales charge when you buy or sell shares, or when you reinvest dividends.

Shareholder Fees - INVESTOR CLASS SHARES and SERVICE CLASS SHARES
(paid directly from your investment)

Wire Redemption Fee*                         $15

* This charge may be waived at the discretion of the ProFunds.

Annual Operating Expenses--INVESTOR CLASS Shares
(percentage of average daily net assets)

                                              Bull          UltraBull       UltraMid-Cap   UltraSmall-Cap    UltraOTC
                                              ProFund       ProFund         ProFund/1/     ProFund/1/        ProFund
Management fees                               0.75%         0.75%           0.75%          0.75%             0.75%

Other expenses                                0.78%         0.61%           0.56%          0.59%             0.58%

Total annual                                  1.53%         1.36%           1.31%          1.34%             1.33%
operating expenses
                                              UltraEurope   UltraJapan      Bear           UltraBear         UltraShort OTC
                                              ProFund       ProFund/1/      ProFund        ProFund           ProFund
Management fees                               0.90%         0.90%           0.75%          0.75%             0.75%

Other expenses                                1.63%         0.37%           0.93%          0.68%             0.70%

Total annual                                  2.53%         1.27%           1.68%          1.43%             1.45%
operating expenses

/1/ Based on estimated expenses to be incurred in the first year of operations.


                                                       Benchmark ProFunds     15

 Annual Operating Expenses--SERVICE CLASS Shares
(percentage of average daily net assets)

                                              Bull          UltraBull       UltraMid-Cap   UltraSmall-Cap    UltraOTC
                                              ProFund       ProFund         ProFund/1/     ProFund/1/        ProFund
Management fees                               0.75%         0.75%           0.75%          0.75%             0.75%

Service fee/2/                                1.00%         1.00%           1.00%          1.00%             1.00%

Other expenses                                0.73%         0.61%           0.56%          0.59%             0.57%

Total annual                                  2.48%         2.36%           2.31%          2.34%             2.32%
operating expenses
                                              UltraEurope   UltraJapan      Bear           UltraBear         UltraShort OTC
                                              ProFund       ProFund/1/      ProFund        ProFund           ProFund
Management fees                               0.90%         0.90%           0.75%          0.75%             0.75%

Service fee/2/                                1.00%         1.00%           1.00%          1.00%             1.00%

Other expenses                                1.68%         0.37%           1.16%          0.67%             0.71%

Total annual                                  3.58%         2.27%           2.91%          2.42%             2.46%
operating expenses

/1/ Based on estimated expenses to be incurred in the first year of operations.

/2/ ProFunds has adopted a Shareholder Services Plan pursuant to which each ProFund may pay fees of up to 1.00% of the net asset value of the ProFund's Service Class shares to financial intermediaries that agree to provide services to customers holding Service Class shares. For additional information concerning the terms of the Shareholder Services Plan and related service agreements with financial intermediaries, see "Share Prices, Classes and Tax Information -- Classes of Shares."


16     Benchmark ProFunds

Expense Examples

          The following examples illustrate the expenses you would have incurred on a $10,000 investment in each Benchmark ProFund, and are intended to help you compare the cost of investing in the Benchmark ProFunds compared to other mutual funds. The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that each ProFund earned an annual return of 5% over the periods shown, that you reinvested all dividends and distributions, and that gross operating expenses remained constant. Because these examples are hypothetical and for comparison only, your actual costs will be different.

INVESTOR CLASS Expense Examples

                                                   1 year  3 years   5 years   10 years
Bull ProFund                                       $156    $483        $834    $1,824

UltraBull ProFund                                  $138    $431        $745    $1,635

UltraMid-Cap ProFund/1/                            $133    $415         N/A       N/A

UltraSmall-Cap ProFund/1/                          $136    $425         N/A       N/A

UltraOTC ProFund                                   $135    $421        $729    $1,601

UltraEurope ProFund                                $256    $788      $1,345    $2,866

UltraJapan ProFund/1/                              $129    $403         N/A       N/A

Bear ProFund                                       $171    $530        $913    $1,987

UltraBear ProFund                                  $146    $452        $782    $1,713

UltraShort OTC ProFund                             $148    $459        $792    $1,735

/1/ The Securities and Exchange Commission requires that this ProFund estimate expenses for one and three years only.


                                                       Benchmark ProFunds    17

SERVICE CLASS Expense Examples

                                                   1 year  3 years   5 years   10 years
Bull ProFund                                       $251      $773    $1,321    $2,816

UltraBull ProFund                                  $239      $736    $1,260    $2,696

UltraMid-Cap ProFund/1/                            $233      $718       N/A       N/A

UltraSmall-Cap ProFund/1/                          $237      $730       N/A       N/A

UltraOTC ProFund                                   $235      $724    $1,240    $2,656

UltraEurope ProFund                                $361    $1,097    $1,855    $3,845

UltraJapan ProFund/1/                              $230      $709       N/A       N/A

Bear ProFund                                       $294      $901    $1,533    $3,233

UltraBear ProFund                                  $245      $755    $1,291    $2,756

UltraShort OTC ProFund                             $249      $767    $1,311    $2,796

/1/ The Securities and Exchange Commission requires that this ProFund estimate expenses for one and three years only.



18      Benchmark ProFunds

                                                           Benchmark ProFunds
                                                                     strategy

What the Benchmark ProFunds Do

          Each Benchmark ProFund:

          . Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

          .  Uses a mathematical and quantitative approach.

          . Pursues its objective regardless of market conditions, trends or direction.

          .  Seeks to provide correlation with its benchmarks on a daily basis.

What the Benchmark ProFunds Do Not Do

          ProFund Advisors does not:

          . Conduct conventional stock research or analysis or forecast stock market movement in managing the Benchmark ProFunds' assets.

          . Invest the Benchmark ProFunds' assets in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

          . Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for the ProFunds' benchmark indexes.

          .  Seek to invest to realize dividend income from their investments.

                                               Benchmark ProFunds Strategy    19

          In addition, the Benchmark ProFunds do not seek to provide correlation with their benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents these Benchmark ProFunds from achieving such results.

Important Concepts

          . Leverage offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

          . Futures, or futures contracts, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

          . Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

          . Selling short, or borrowing stock to sell to a third party, is a technique that may be employed by the ProFunds to seek gains when their benchmark index declines. If a ProFund replaces the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, the ProFund makes a profit on the difference. If the current market price is greater when the time comes to replace the stock, the ProFund will incur a loss on the transaction.

          . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

20      Benchmark ProFunds Strategy

Portfolio Turnover

          ProFund Advisors expects a significant portion of the Benchmark ProFunds' assets to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds of such trading, market timing trading could increase the rate of ProFunds' portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while ProFunds does not expect it, large movements of assets into and out of the ProFunds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.


                                               Benchmark ProFunds Strategy    21

                     [This page intentionally left blank]

                                                                    Money Market
                                                                         ProFund

Objective

          The Money Market ProFund invests its assets in the Cash Management Portfolio (the "Portfolio"), a separate investment company managed by Bankers Trust Company. This structure is sometimes referred to as a "master-feeder" structure. The objective of the Money Market ProFund and the Portfolio are identical: both seek a high level of current income consistent with liquidity and preservation of capital.

Strategy

          The Money Market ProFund invests all of its investable assets in the Portfolio. The Portfolio may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate. These include:

          . Debt securities issued by U.S. and foreign banks, financial institutions, corporations, or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities.

          . U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government.

          . Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.


                                               Money Market ProFund           23

          . Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

          Because many of the Portfolio's principal investments are issued or credit-enhanced by banks, the Portfolio may invest more than 25% of its total assets in obligations of domestic banks.

          The Portfolio may invest in other types of instruments, as described in the Statement of Additional Information.

          In order to maintain a stable share price, the Portfolio maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio may also invest in longer term securities that have features that reduce their maturities to 397 days or less on their purchase date. The Portfolio buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

          . have received the highest short-term rating from two nationally recognized statistical rating organizations;

          . have received the highest short-term rating from one rating organization (if only one organization rates the security);

          . if unrated, are determined to be of similar quality by the Portfolio's investment advisor; or

          . have no short-term rating, but are rated within the three highest long-term rating categories, or are determined to be of similar quality by the Portfolio's investment advisor.

          If a security no longer meets the Portfolio's requirements, the investment advisor will attempt to sell that security within a reasonable time, unless selling the security would not be in the Portfolio's best interest.

24      Money Market ProFund

Risks

          Interest Rate Risk

          Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline.

          Credit Risk

          A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

          Repurchase Agreement Risk

          A repurchase agreement exposes the Portfolio to the risk that the party that sells the securities defaults on its obligation to repurchase them. In this circumstance, the Portfolio can lose money because:

          . it may not be able to sell the securities at the agreed-upon time and price; or

          .  the securities lose value before they can be sold.

          Market Risk

          Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

          Security Selection Risk

          While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio's returns to lag behind those of similar money market funds.

                                               Money Market ProFund           25

          Concentration Risk

          Because the Portfolio may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

          Prepayment Risk

          When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Organizational Structure

          The Money Market ProFund is a feeder fund that invests all of its assets in a master fund, the Portfolio. The Money Market ProFund and the Portfolio have the same investment objective.

          The Portfolio may accept investments from other feeder funds. The feeders bear the Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses and other requirements. The Money Market ProFund's Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Money Market ProFund's assets, they would then consider whether the Money Market ProFund should hire its own investment advisor and invest its assets directly in appropriate instruments, invest in a different fund, or take other action.

          An investment in the Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Money Market ProFund tries to maintain a stable net asset

26      Money Market ProFund
          value of $1.00 per share, there is no guarantee that the Money Market ProFund will do so, and you could lose money by investing in this ProFund.

Considering a Money Market ProFund Investment

          Investors can take advantage of the Money Market ProFund in at least two ways:

          . during periods when investors want to maintain a neutral exposure to the stock market, the income earned from an investment in the Money Market ProFund can keep their capital at work.

          . the Money Market ProFund can be invested in conjunction with other ProFunds to adjust an investor's target exposure to an index.

           For instance, an investor who desires to target a daily return of 1.5 times the daily performance of the S&P 500 Index could allocate 75% of his or her investment to the UltraBull ProFund and 25% of the investment to the Money Market ProFund.

Money Market ProFund's Total Returns and Expenses

          The bar chart and tables in this section can help you evaluate the potential risk of investing in the Money Market ProFund. The bar chart shows the annual returns for the Investor Class shares of the Money Market ProFund. The first table shows the Money Market ProFund's return for Investor Class shares in 1999 and since inception. The second table shows the return for Service Class shares in 1999 and since inception. Of course, how the Money Market ProFund has performed in the past is not necessarily an indication of how it will perform in the future.

Annual Returns as of December 31 each year
                                                            Money Market ProFund
                                     4.48% ................................ 1999
                                     4.84% ................................ 1998

          During the periods covered in the chart above, the highest return in any calendar quarter for the Money Market ProFund's Investor Class shares was Q4 1999 (1.23%), and its lowest quarterly return was Q2 1999 (1.03%).


                                               Money Market ProFund     27

Average Annual INVESTOR CLASS Share Returns as of December 31, 1999

                       One Year    Since Inception  Inception Date

  Money Market ProFund  4.48%            4.69%         11/17/97

          The 7-day yield (the income yield for the previous seven days projected over a full year) was 5.12% for Money Market ProFund's Investor Class shares as of December 31, 1999. To learn the current 7-day yield, call ProFunds at (888) 776-3637.

Average Annual SERVICE CLASS Share Returns as of December 31, 1999

                       One Year    Since Inception  Inception Date

  Money Market ProFund  3.44%            3.43%         11/17/97

          The 7-day yield (the income yield for the previous seven days projected over a full year) was 4.12% for Money Market ProFund's Service Class shares as of December 31, 1999. To learn the current 7-day yield, call ProFunds at (888) 776-3637.

     Annual Money Market ProFund Operating Expenses

          The tables on the following page describe the fees and expenses, including the Money Market ProFund's prorated Portfolio expenses, you may pay if you buy and hold shares of the Money Market ProFund. The Money Market ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares or when you reinvest dividends.

Shareholder Fees - INVESTOR CLASS SHARES and SERVICE CLASS SHARES
(paid directly from your investment)

  Wire Redemption Fee*         $15

* This charge may be waived at the discretion of the ProFunds.


28      Money Market ProFund

          Annual Operating Expenses-INVESTOR CLASS Shares
          (percentage of average daily net assets)

          Management fees                  0.15%

          Other expenses                   0.68%

          Total annual operating expenses  0.83%



          Annual Operating Expenses-SERVICE CLASS Shares
          (percentage of average daily net assets)

          Management fees                  0.15%

          Service fee(1)                   1.00%

          Other expenses                   0.68%

          Total annual operating expenses  1.83%

      /1/ ProFunds has adopted a Shareholder Services Plan pursuant to which each ProFund may pay fees of up to 1.00% of the net asset value of the ProFund's Service Class shares to financial intermediaries that agree to provide services to customers holding Service Class shares. For additional information concerning the terms of the Shareholder Services Plan and related service agreements with financial intermediaries, see "Share Prices, Classes and Tax Information -- Classes of Shares."

          Expense Examples

          The examples below illustrate the expenses you would have incurred on a $10,000 investment in each class of shares of the Money Market ProFund, and are intended to help you compare the cost of investing in the ProFund compared to other mutual funds. The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that the Money Market ProFund earned an annual return of 5% over the periods shown, that you reinvested all dividends and distributions, and that gross operating expenses remained constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                            1 Year   3 Years   5 Years   10 Years
Investor Class Shares        $ 85      $265      $460     $1,025

Service Class Shares         $186      $576      $990     $2,148


                                                  Money Market ProFund       29

                     [This page intentionally left blank]

                                                  Share Prices, Classes & Tax

                                                                  information


Calculating the ProFunds' Share Prices

          Except for the UltraEurope ProFund, each Benchmark ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

          The UltraEurope ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the latest close of trading on the three exchanges tracked by the PEI: the London Stock Exchange, the Frankfurt Stock Exchange or the Paris Bourse (normally, 11:30 a.m., Eastern time), on each day that all three of these exchanges and the NYSE are open.

          Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of a ProFund are traded in markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may vary on days when investors cannot purchase or redeem shares.

          The ProFunds value shares of each class of shares by dividing the market value of the assets attributable to each class, less the liabilities attributable to the class, by the number of the class's outstanding shares. The ProFunds use the following methods for arriving at the current market price of investments held by the Benchmark ProFunds:

                                 Share Prices, Classes & Tax Information     31

          . securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

          . securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.

          . futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE (for all Benchmark ProFunds except UltraEurope ProFund).

          . futures prices used to calculate net asset values for the UltraEurope ProFund will be the last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange.

          . options on futures contracts--priced at fair value determined with reference to established future exchanges.

          . bonds and convertible bonds generally are valued using a third-party pricing system.

          . short-term debt securities are valued at amortized cost, which approximates market value.

          . the foreign exchange rates used to calculate the net asset values for the UltraEurope ProFund will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the last underlying stock exchange closes.

          When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the ProFunds' Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

          The New York Stock Exchange and the Chicago Mercantile Exchange, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September),

32      Share Prices, Classes & Tax Information

          Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

          The London Stock Exchange, Frankfurt Stock Exchange or Paris Bourse closes for the following holidays in 2000: May Day (May 1), Spring Bank Holiday (May 29), Ascension (June 1), Pentecost Monday (June 12), Corpus Christi Day (June 22), Independence Day (July 14), Bastille Day (July 14), Assumption Day (August 15), Summer Bank Holiday (August
          28), German Unity Day (October 3), All Saints Day (November 1), Armistice Day (November 11), Christmas Day, and Boxing Day (observed December 26). Holidays scheduled for 2001 include: New Year's Day (January 1), Good Friday (April 13) and Easter Monday (April 16). Please note that holiday schedules are subject to change without notice.

Calculating the Money Market ProFund's Share Price

          The Money Market ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business except for two additional bank holidays, Columbus Day and Veterans' Day. Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. On the day before certain holidays are observed, the bond markets or other primary trading markets for the Portfolio may close early. They may also close early on the day after Thanksgiving and the day before Christmas Eve. If the Bond Market Association recommends an early close of the bond markets, the Money Market ProFund may also close early. The Money Market ProFund will cease taking purchase orders at such times. The Money Market ProFund's net asset value per share for each class of shares will normally be $1.00, although Bankers Trust Company cannot guarantee that this will always be the case. The Portfolio uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

                                 Share Prices, Classes & Tax Information     33

Dividends and Distributions

          Each of the Benchmark ProFunds intends to distribute to its shareholders every year all of the year's net investment income and net capital gains. Each Benchmark ProFund will reinvest these distributions in additional shares unless a shareholder has written to request a direct cash distribution.

          The Money Market ProFund declares dividends from its net income daily and pays the dividends on a monthly basis. The Money Market ProFund will pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year, but it reserves the right to include in the daily dividend any short-term capital gains on securities that it sells.

          The Money Market ProFund may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.

Tax Consequences

          A ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders, but individual shareholders pay tax on the dividends and distributions they receive. Shareholders will generally be taxed regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested. Distributions and dividends generally will be taxable as either ordinary income or long-term capital gains. For example, if a ProFund designates a particular distribution as a long-term capital gains distribution, it will be taxable to shareholders at their long-term capital gains rate. Dividends and distributions may also be subject to state and local taxes.

          Every year the ProFunds will send shareholders tax information on the dividends and distributions for the previous year.

          If shareholders sell or redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange of ProFund shares may be treated as a sale.


34     Share Prices, Classes & Tax Information

          The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

          Please keep in mind:

          . Whether a distribution by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gains of the ProFund, not on how long an investor has owned shares of the ProFund.

          . Dividends and distributions declared by a ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year the ProFund declared them.

          . As with all mutual funds, a ProFund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds, payable to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse the ProFunds for any penalty that the IRS may impose.

          Please see the Statement of Additional Information for more information. Because each investor's tax circumstances are unique and because the tax laws are subject to change, ProFund Advisors recommends that shareholders consult their tax advisors about federal, state, local and foreign tax consequences of investment in the ProFunds.

Classes of Shares

          Investors in any of the ProFunds can purchase either Investor Class shares directly, or Service Class shares through an authorized firm, such as a registered investment advisor, a bank or a trust company. Under a shareholder services plan for Service Class shares, each ProFund may pay an authorized firm up to 1.00% on an annualized basis of average daily net assets attributable to its customers who are Service Class shareholders.

                                 Share Prices, Classes & Tax Information     35

          For this fee, the authorized firms may provide a variety of services, such as:

          .  receiving and processing shareholder orders,

          .  performing the accounting for the shareholder's account,

          .  maintaining retirement plan accounts,

          . answering questions and handling correspondence for individual accounts,

          . acting as the sole shareholder of record for individual shareholders,

          .  issuing shareholder reports and transaction confirmations,

          .  executing daily investment "sweep" functions, and

          .  furnishing investment advisory services.

          Service Class shareholders pay all fees and expenses applicable to Service Class shares.

          Because ProFunds adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, ProFunds believes the shareholder services plan is not covered by Rule 12b-1 under the Investment Company Act of 1940, which relates to payment of distribution fees. ProFunds does, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

          An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in ProFunds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

          ProFunds does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. ProFunds also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from ProFunds and any compensation the authorized firm may receive directly from its clients.

36      Share Prices, Classes & Tax Information

                                                            Shareholder Services

                                                                           guide




Contacting ProFunds

          By telephone:       (888) 776-3637 or (614) 470-8122--
                                for investors
                              (888) 776-5717--a phone line dedicated
                                for use by financial professionals only

          By mail:            ProFunds
                              P.O. Box 182800
                              Columbus, OH 43218-2800

          By overnight mail:  ProFunds
                              c/o BISYS Fund Services
                              3435 Stelzer Road
                              Columbus, OH 43219

Minimum Investments

          . $5,000 for discretionary accounts controlled by a financial professional.

          . $15,000 for self-directed accounts controlled directly by investors.

          These minimums apply to all accounts, including retirement plans, and apply to the total value of an investor's initial ProFunds investment. ProFunds reserves the right to reject or refuse, at its discretion, any order for the purchase of a ProFund's shares in whole or in part.


                                               Shareholder Services Guide     37

Shareholder
Services
Guide



Opening Your ProFunds Account

          By mail: Send a completed application, along with a check payable to "ProFunds," to the aforementioned address. Cash, credit cards and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases must be made in U.S. dollars through a U.S. bank.


          By wire transfer: First, complete an application and fax it to ProFunds at (800) 782-4797 (toll-free) or (614) 470-8718. Next, call
          ProFunds at (888) 776-3637 (toll-free) or (614) 470-8122 to a) confirm receipt of the faxed application, b) request your new account number,
          c) inform ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order. After receiving your confirmation number, instruct your bank to transfer money by wire to:

           UMB Bank, N.A.
           Kansas City, MO
           Routing/ABA #:101000695
           ProFunds DDA #9870857952

           For further credit to: Your name, the name of the ProFund(s), and your ProFunds account number

           Confirmation number: The confirmation number given to you by the ProFunds representative

          After faxing a copy of the completed application, send the original to ProFunds via mail or overnight delivery. The addresses are shown above under "Contacting ProFunds-By mail."

          Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. The ProFunds are not liable for any loss incurred due to a wire transfer not having been received.

          Please note that your bank may charge a fee to send or receive wires.


38      Shareholder Services Guide

                                                                Shareholder
                                                                Services
                                                                Guide



          Establishing Accounts For Tax-Sheltered Retirement Plans

          The ProFunds sponsor Individual Retirement Accounts ("IRAs") that enable individual investors to set up their own retirement savings programs. ProFund Advisors charges an annual fee of $15 per social security number for all types of IRAs to pay for the extra maintenance and tax reporting that these plans require. Investors in other types of retirement plans also may invest in the ProFunds. For additional information and an application, contact ProFunds directly by phone or at the above address.

Purchasing Additional ProFunds Shares

          By mail: Send a check payable to "ProFunds", noting the ProFund and account number, to the aforementioned address. Cash, credit cards, and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases need to be made in U.S. dollars through a U.S. bank.

          By wire transfer: Call ProFunds to inform us of the amount you will be wiring and receive a confirmation number.

          You can then instruct your bank to transfer your funds to:

           UMB Bank, N.A.
           Kansas City, MO
           Routing/ABA #:101000695
           ProFunds DDA #9870857952

           For further credit to: Your name, the name of the ProFund(s), and your ProFunds account number.

           Confirmation number: The confirmation number given to you by the ProFunds representative.

          Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

          Please note that your bank may charge a fee to send or receive wires.

                                              Shareholder Services Guide     39

Shareholder
Services
Guide


          Please keep in mind when purchasing shares:

          .  The minimum subsequent purchase amount is $100.

          . ProFunds prices shares you purchase at the price per share next computed after we receive your purchase order in good order. To be in good order, a purchase order must include a properly completed application and wire, check or other form of payment.

          . A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) ProFunds receives and accepts your wire. ProFunds only accepts wires during the times it processes wires: between 8:00 a.m. and 3:30 p.m., Eastern time for all ProFunds except that UltraEurope ProFund does not receive and process wires from 11:00 a.m. through noon, Eastern time. Wires received after ProFunds' wire processing times will be processed as of the next time that orders are processed. If the primary exchange or market, on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

          . If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on a cancelled transaction will accrue to the ProFunds.

          . Securities brokers and dealers have the responsibility of transmitting your orders promptly. Brokers and dealers may charge transaction fees on the purchase and/or sale of ProFunds shares.


40      Shareholder Services Guide

                                                                Shareholder
                                                                Services
                                                                Guide


Exchanges

          Shareholders can exchange shares of either class of any ProFund for shares of either class of another ProFund, including ProFunds not described in this prospectus, free of charge. ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number.

          ProFunds accepts exchange orders by phone, in writing or through the Internet, except that the ProFunds do not accept exchange orders through the Internet for the UltraEurope ProFund. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction.

          By telephone: Exchange orders between ProFunds can be accepted by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time, with the exception that ProFunds does not accept exchange orders involving the UltraEurope ProFund between 11:00 a.m. and noon, Eastern time. If the primary exchange or market (generally, the CME) on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

          By Internet: Shareholders may transact on-line exchanges of shares of the ProFunds, except exchanges of shares of the UltraEurope ProFund, at ProFunds' website (www.profunds.com). To access this service through the website, click on the "Trade/ Access Account" Icon and you will be prompted to enter your Social Security Number. Follow the instructions to establish your Personal Identification Number (PIN) which will allow you to execute exchanges between ProFunds and access ProFunds account information. Internet exchange orders between the ProFunds can be accepted between 8:00 a.m. and 3:55 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time. If the primary


                                              Shareholder Services Guide      41

Shareholder
Services
Guide



          exchange or market on which a ProFund transacts business closes early, the above cut off time will be 25 minutes prior to the close of such exchange or market.

          Internet exchange transactions are extremely convenient, but are not free from risk. To ensure that all Internet transactions are safe, secure and as risk-free as possible, ProFunds has instituted certain safeguards and procedures for determining the identity of website users. As a result, neither ProFunds nor its transfer agent will be responsible for any loss, liability, cost or expense for following Internet instructions they reasonably believe to be genuine. If you or your intermediary make exchange requests by the Internet, you will generally bear the risk of loss.

          The ProFunds may terminate the ability to exchange ProFund shares on its website at any time, in which case you may continue to exchange shares by phone or in writing.

          Please keep in mind when exchanging shares:

          . An exchange actually is a redemption (sale) of shares of one ProFund and a purchase of shares of another ProFund.

          . If both ProFunds involved in the exchange have their respective net asset values calculated at the same time then both the sale and the buy will occur simultaneously.

           For example, assume you were to exchange Money Market ProFund for UltraOTC ProFund and the order was placed before 3:50 p.m., Eastern time, on any business day. The net asset values for both ProFunds involved in the transaction are computed at the same time. Therefore, both the price of the shares sold out of Money Market ProFund and the shares purchased into UltraOTC ProFund would be determined simultaneously when the net asset values are next computed, normally 4:00 p.m., Eastern time.

          . If the exchange involves ProFunds that calculate their net asset values at different times, you will receive the net asset value next computed for the redemption transaction. The purchase transaction will receive the price next determined after the redemption transaction is completed, with one exception as described below. The proceeds from the redemption transaction

42      Shareholder Services Guide

                                                                Shareholder
                                                                Services
                                                                Guide



          will not be invested during the intervening period and will not earn interest during that time.

           For example, assume you were to exchange UltraBull ProFund for UltraEurope ProFund and the order was placed prior to 3:50 p.m., Eastern time, on a business day of the UltraBull ProFund. The net asset values of UltraEurope and UltraBull ProFunds are not determined at the same time. As a result, the components of the exchange would be valued at two different times. First, the sale from UltraBull ProFund would be priced using the next computed net asset value, which would be determined normally at 4:00 p.m., Eastern time, on such day. Second, the buy into UltraEurope ProFund would receive the net asset value of UltraEurope ProFund next determined after the redemption from UltraBull ProFund. That determination of the net asset value of UltraEurope ProFund would normally take place at 11:30 a.m., Eastern time, on the next business day of UltraEurope ProFund.

          An exception to the above exchange transaction policies covers exchange requests from the Money Market ProFund to the UltraEurope ProFund, received after 4:00 p.m. on one business day and prior to 11:00 a.m. on the next business day. In such an exchange, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased.

          . Please note that during certain periods, it may take several days for exchanges to be completed due to holidays.

          . The minimum exchange for self-directed accounts is $1,000 or, if less, the account's current value.

          . You may exchange, on a regular basis, shares of the Money Market ProFund for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call ProFunds at 888-776-3637.

          . Before executing an exchange between the ProFunds described in this prospectus for shares of another ProFund, a shareholder must first review the prospectus related to the other ProFund. Such prospectus may be obtained by contacting the ProFunds by letter or telephone at the address or phone number noted on the back cover of this prospectus, or by visiting the ProFunds' website (www.profunds.com).


                                              Shareholder Services Guide      43

Shareholder
Services
Guide





Redeeming ProFund Shares

          You can redeem all or part of your shares at the price next determined after we receive your request. ProFunds other than UltraEurope ProFund only accept redemption orders by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time. UltraEurope ProFund accepts telephone redemption orders only between 8:00 a.m. and 11:00 a.m. and noon and 9:00 p.m., Eastern time. ProFunds may not receive or accept phone redemption orders at any other time. If the primary exchange or market on which a ProFund (other than the UltraEurope ProFund) transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

          Written Redemptions

          To redeem all or part of your shares in writing, your request needs to include the following information:

          .  the name of the ProFund(s),

          .  the account number(s),

          .  the amount of money or number of shares being redeemed,

          .  the name(s) of the account owners,

          .  the signature(s) of all registered account owners, and

          .  your daytime telephone number.

          Wire Redemptions

          If your account is authorized for wire redemption, your proceeds will be wired directly into the bank account you have designated. The ProFunds charge a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds to request the appropriate form. Wire redemptions are not available for retirement accounts.


44      Shareholder Services Guide

                                                               Shareholder
                                                               Services
                                                               Guide

          Signature Guarantee

          Certain redemption requests must include a signature guarantee. Your request needs to be in writing and include a signature guarantee if any of the following situations apply:

          . Your account registration or address has changed within the last 30 calendar days.

          . The check is being mailed to a different address than the one on your account.

          . The check or wire is being made payable to someone other than the account owner.

          . The redemption proceeds are being transferred to an account with a different registration.

          .  You wish to redeem more than $100,000.

          .  You are adding or changing wire instructions on your account.

          .  Other unusual situations as determined by ProFund's transfer agent.

          Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange.

          Please keep in mind when redeeming shares:

          . Redemptions from self-directed accounts must be for at least $1,000 or, if less, for the account's entire current value. The remaining balance needs to be above the applicable minimum investment.

          . The ProFunds normally remit redemption proceeds within seven days of redemption. For redemption of shares purchased by check or Automatic Investment, ProFunds may wait up to 15 days before sending redemption proceeds to assure that its transfer agent has collected the purchase payment.

          . ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.


                                              Shareholder Services Guide      45

Shareholder
Services
Guide



          . To redeem shares in a retirement account, your request needs to be in writing, except for exchanges to other ProFunds, which can be requested by phone or in writing. Call the ProFunds to request a retirement distribution form.

          . Involuntary Redemptions: ProFunds reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the ProFunds due to redemption. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for partial redemption by an investor that would bring the account below the minimum investment will be treated as a request by the investor for a complete redemption of the account.

          . Redemption proceeds from the UltraEurope ProFund are made within seven business days after the business date of the redemption. The business date of these redemptions may be the business day following the day your redemption request reaches ProFunds.

          . Money Market ProFund shares begin accruing dividends on the day ProFund's transfer agent, BISYS Fund Services, receives a purchase order and payment in the form of a Federal funds wire. Purchases by check begin earning dividends the business day following the business day the check is received. They continue to earn dividends until the business day that BISYS Fund Services has processed the redemption order.

          Suspension of Redemptions

          Your right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings) or trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission ("SEC"); (ii) for any period during which an emergency exists, as determined by the SEC, so that disposal of a ProFund's investments or the determination of its net asset value

46      Shareholder Services Guide

                                                        Shareholder
                                                        Services
                                                        Guide





          is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for protection of ProFunds' investors.

          Draft Checks

          You may elect to redeem shares of the Money Market ProFund by draft check ($500 minimum) made payable to the order of any person or institution. If you are interested in this option, you must submit a completed signature card to ProFunds. You will then be supplied with draft checks that are drawn on the Money Market ProFund's account. There is a $25 fee for stop payment requests on draft checks. This option is not available to Individual Retirement Account shareholders.

Automatic Investment and Redemption Plans

          Shareholders may buy and redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100 and the minimum automatic redemption is $500. These minimums are waived for IRA shareholders 70 1/2 years of age or older.

About Telephone Transactions

          . It may be difficult to reach ProFunds by telephone during periods of heavy market activity or other times. If you are unable to reach us by telephone, consider sending written instructions.

          . You may initiate numerous transactions by telephone. Please note, however, that the ProFunds and their agents will not be responsible for losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.



                                            Shareholder Services Guide      47

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48

                                                                    ProFunds

                                                                  management


Board of Trustees and Officers

          The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for day-to-day operations of the ProFunds.

Investment Advisors

          ProFund Advisors LLC

          ProFund Advisors LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to all of the ProFunds except for the Money Market ProFund, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each Benchmark ProFund. It is entitled to receive fees equal to 0.75% of the average daily net assets of each Benchmark ProFund, except the UltraEurope ProFund and UltraJapan ProFund, for which it is entitled to receive fees equal to 0.90% of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 1999 each operating Benchmark ProFund (which excludes the UltraMid-Cap, UltraSmall-Cap and UltraJapan ProFunds) paid ProFund Advisors fees in the following amounts:


Fees Paid (as a percentage of average daily net assets)

Bull ProFund             0.69%   Bear ProFund             0.58%

UltraBull ProFund        0.75%   UltraBear ProFund        0.75%

UltraOTC ProFund         0.75%   UltraShort OTC ProFund   0.75%

UltraEurope ProFund      0.00%



                                                    ProFunds Management      49

          Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

          Louis M. Mayberg, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

          William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at University of Kentucky.

          Each Benchmark ProFund is managed by an investment team chaired by Dr. Seale.

          Bankers Trust Company

          The Money Market ProFund seeks to achieve its investment objective by investing all of its assets in a portfolio managed by Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006. Bankers Trust makes the Portfolio's investment decisions and assumes responsibility for the securities the Portfolio owns. It receives a fee equal to 0.15% of the average daily net assets of the Portfolio.

          As of December 31, 1999, Bankers Trust had total assets of approximately $270 billion under management. Bankers Trust


50      ProFunds Management

          Company is dedicated to servicing the needs of corporations, governments, financial institutions and private clients and has invested retirement assets on behalf of the nation's largest corporations for more than 50 years. The scope of the firm's capability is broad--it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

Other Service Providers

          BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services. Each ProFund pays BISYS a fee, on a sliding scale, for its administrative services. For average daily net assets up to $300 million, the fee is 0.15% of the assets, and it declines to 0.05% for average daily net assets of $1 billion or more.

          ProFund Advisors also performs client support and administrative services for the ProFunds. ProFund Advisors is entitled to receive fees equal to 0.15% of average daily net assets of each Benchmark ProFund for such services. During the year ended December 31, 1999, each operating Benchmark ProFund (which excludes the UltraMid-Cap, UltraSmall-Cap and UltraJapan ProFunds) paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)

Bull ProFund             0.08%   Bear ProFund             0.02%

UltraBull ProFund        0.15%   UltraBear ProFund        0.15%

UltraOTC ProFund         0.15%   UltraShort OTC ProFund   0.15%

UltraEurope ProFund      0.00%

          During the year ended December 31, 1999, ProFund Advisors received fees equal to 0.35% of average daily net assets from the Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to the Money Market ProFund's relationship to the Portfolio.


                                                    ProFunds Management      51

Other Information

          "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R),""500(R)", and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the FrankRussell Company. "NASDAQ 100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's or NASDAQ or the Frank Russell Company and neither Standard & Poor's nor NASDAQ nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds.

          If a ProFund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

          (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P).


52      ProFunds Management

                                                                       Financial

                                                                      highlights




          The following tables provide a picture of the performance of each share class of the ProFunds for each year ended December 31 since inception. No information is presented for the UltraMid-Cap ProFund, UltraSmall-Cap ProFund and UltraJapan ProFund as these ProFunds were not in existence as of December 31, 1999. The total return information selected represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds appears in the ProFunds' annual report for the fiscal year ended December 31, 1999. The annual report is available free of charge by phoning 888-776-3637.


                                                    Financial Highlights     53

Bull ProFund

Financial Highlights
For a share of beneficial interest outstanding

-----------------------------------------------------------------------------------------------------------------------------
                                                   Investor Class                             Service Class
                                 For the         For the         For the period    For the       For the       For the period
                                 year            year            from Dec. 2,      year          year          from Dec. 2,
                                 Ended           Ended           1997/(a)/         Ended         Ended         1997/(a)/
                                 Dec. 31,        Dec. 31,        to Dec. 31,       Dec. 31,      Dec. 31,      to Dec. 31,
                                 1999            1998            1997              1999          1998          1997
                                 ----------------------------------------------    ------------------------------------------
Net asset value,                 $62.48          $49.45          $50.00            $62.12        $49.45        $50.00
beginning of period              ------          ------          ------            ------        ------        ------
-----------------------------------------------------------------------------------------------------------------------------
Net investment income              0.34            1.63/(d)/       0.10              0.11          1.08/(d)/       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized       10.41           11.49           (0.65)             9.79         11.64         (0.55)
gain/(loss) on investment        ------          ------          ------            ------        ------        ------
transactions and futures contracts
-----------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from          10.75           13.12           (0.55)             9.90         12.72         (0.55)
investment operations
-----------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from:

Net investment income             (0.02)          (0.04)             --                --            --/(e)/       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on             (0.01)          (0.05)             --             (0.01)        (0.05)           --
investment transactions          ------          ------          ------            ------        ------        ------
and futures contracts
-----------------------------------------------------------------------------------------------------------------------------
Total distributions               (0.03)          (0.09)             --             (0.01)        (0.05)           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $73.20          $62.48          $49.45            $72.01        $62.12        $49.45
                                 ======          ======          ======            ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------
Total Return                      17.18%          26.57%          (1.10)%/(b)/      15.97%        25.68%        (1.10)%/(b)/
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, end of period  $116,208,049      $7,543,922         $46,281       $30,879,600      $589,547           $10
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to               1.40%           1.63%           1.33%/(c)/        2.35%         2.67%         1.33%/(c)/
average net assets
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment            1.96%           2.84%           2.97%/(c)/        0.70%         1.89%         0.00%/(c)/
income to average
net assets
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net   1.53%           2.40%         423.48%/(c)/        2.48%         3.30%       424.48%/(c)/
assets (before reimbursements)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover/(f)/            1288%             --              --              1288%           --            --

*During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


54      Financial Highlights

UltraBull ProFund

Financial Highlights
For a share of beneficial interest outstanding

------------------------------------------------------------------------------------------------------------------------------------
                                               Investor Class                                      Service Class
                                  For the         For the          For the period   For the           For the        For the period
                                  year            year             from Nov. 28,    year              year           from Nov.28,
                                  ended           ended            1997/(a)/        ended             ended          1997/(a)/
                                  Dec. 31,        Dec. 31,         to Dec. 31,      Dec. 31,          Dec. 31,       to Dec. 31,
                                  1999            1998             1997             1999              1998           1997
                                  -----------------------------------------------   -----------------------------------------------
Net asset value,                  $18.36          $12.86           $12.50           $18.19            $12.86         $12.50
beginning of period*              ------          ------           ------           ------            ------         ------
------------------------------------------------------------------------------------------------------------------------------------
Net investment income               0.35            0.39/(d)/        0.01             0.08              0.24/(d)/      0.01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized         5.08            5.13             0.35             5.09              5.10           0.35
gain on investment transactions   ------          ------           ------           ------            ------         ------
and futures contracts
------------------------------------------------------------------------------------------------------------------------------------
Total income from                   5.43            5.52             0.36             5.17              5.34           0.36
investment operations
------------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from:

Net investment income              (0.03)          (0.01)              --               --                --/(e)/        --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment      --           (0.01)              --               --             (0.01)            --
transactions and futures contracts
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains on
investments and futures contracts  (0.09)             --               --            (0.09)               --             --
                                  ------          ------           ------           ------            ------         ------
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (0.12)          (0.02)              --            (0.09)            (0.01)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of  period   $23.67          $18.36           $12.86           $23.27            $18.19         $12.86
                                  ======          ======           ======           ======            ======         ======
------------------------------------------------------------------------------------------------------------------------------------
Total Return                       29.56%          42.95%            2.90%/(b)/      28.42%            41.48%          2.90%/(b)/
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets at end of period $155,987,050     $90,854,397       $6,043,740      $70,219,680       $10,991,484     $2,394,297
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to                1.34%           1.50%            1.33%/(c)/       2.34%             2.39%          1.33%/(c)/
average net assets
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment             1.99%           2.43%            2.26%/(c)/       0.79%             1.53%          1.69%/(c)/
income to average
net assets
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net    1.36%           1.70%           12.69%/(c)/       2.36%             2.84%         13.69%/(c)/
assets (before reimbursements)**
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover/(f)/              764%             --               --              764%               --             --

    * Adjusted for 4:1 stock split that occurred on July 16, 1999.
   ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                                                    Financial Highlights      55

UltraOTC ProFund

Financial Highlights
For a share of beneficial interest outstanding

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Investor Class                                 Service Class
                                        For the         For the       For the period     For the       For the       For the period
                                        year            year          from Dec. 2,       year          year          from Dec. 2,
                                        ended           ended         1997/(a)/          ended         ended         1997/(a)/
                                        Dec. 31,        Dec. 31,      to Dec. 31,        Dec. 31,      Dec. 31,      to Dec. 31,
                                        1999            1998          1997               1999          1998          1997
                                        --------------------------------------------     ------------------------------------------
Net asset value,                        $29.82          $10.45        $12.50             $29.68        $10.45        $12.50
beginning of period*                    ------          ------        ------             ------        ------        ------
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                    (0.16)           0.20/(d)/     0.08              (0.64)         0.10/(d)/       --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized              69.68           19.17         (2.13)             68.82         19.13         (2.05)
gain/(loss) on investment               ------          ------        ------             ------        ------        ------
transactions and futures contracts
-----------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from                 69.52           19.37         (2.05)             68.18         19.23         (2.05)
investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from:
Net investment income                       --/(e)/         --/(e)/       --                 --            --/(e)/       --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investments        (0.46)             --            --              (0.46)           --            --
and futures contracts                   ------          ------        ------             ------        ------        ------
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (0.46)             --            --              (0.46)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $98.88          $29.82        $10.45             $97.40        $29.68        $10.45
                                        ======          ======        ======             ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------
Total return                            233.25%         185.34%       (16.40)%/(b)/      229.73%       183.98%       (16.40)%/(b)/
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, end of period       $1,216,220,142    $239,017,203      $256,184       $134,837,724   $32,391,937      $663,984
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to                      1.31%           1.47%         1.07%/(c)/         2.30%         2.38%         1.75%/(c)/
average net assets
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment                  (0.50)%          1.05%         2.73%/(c)/        (1.49)%        0.07%        (0.06)%/(c)/
income to average
net assets
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net          1.33%           1.67%        21.74%/(c)/         2.32%         2.61%        23.42%/(c)/
assets (before reimbursements)**
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover/(f)/                    670%            156%           --                670%          156%           --

    * Adjusted for 4:1 stock split that occurred on July 16, 1999.
   ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


56      Financial Highlights

UltraEurope ProFund

Financial Highlights
For a share of beneficial interest outstanding

--------------------------------------------------------------------------------------------
                                                 Investor Class             Service Class
                                                 For the period             For the period
                                                 from March 15,             from March 15,
                                                 1999/(a)/                  1999/(a)/
                                                 through Dec. 31,           through Dec. 31,
                                                 1999                       1999
                                                 -------------------------------------------
Net asset value, beginning of period           $30.00                       $30.00
                                               ------                       ------
--------------------------------------------------------------------------------------------
Net investment income                            0.19                         0.03
--------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)         10.80                        10.69
on investment transactions and                 ------                       ------
futures contracts
--------------------------------------------------------------------------------------------
Total income/(loss) from investment operations  10.99                        10.72
--------------------------------------------------------------------------------------------
Distribution to Shareholders from:

Net investment income                              --                           --
--------------------------------------------------------------------------------------------
Total distributions                                --                           --
--------------------------------------------------------------------------------------------
Net asset value, end of period                 $40.99                       $40.72
                                               ======                       ======
--------------------------------------------------------------------------------------------
Total Return                                    36.63%/(b)/                  35.73%/(b)/
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, end of period                  $5,560,299                  $18,960,052
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets          1.53%/(c)/                   2.50%/(c)/
--------------------------------------------------------------------------------------------
Ratio of net investment income to average        1.79%/(c)/                   0.46%/(c)/
net assets
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets          2.53%/(c)/                   3.58%/(c)/
(before reimbursements)*
--------------------------------------------------------------------------------------------
Portfolio Turnover/(d)/                           514%                         514%

    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                                                    Financial Highlights      57

Bear ProFund

Financial Highlights
For a share of beneficial interest outstanding

-----------------------------------------------------------------------------------------------------------------------------
                                                 Investor Class                                 Service Class
                                    For the         For the         For the period   For the       For the     For the period
                                    year            year            from Dec. 31,    year          year        from Dec. 31,
                                    ended           ended           1997/(a)/        ended         ended       1997/(a)/
                                    Dec. 31,        Dec. 31,        to Dec. 31,      Dec. 31,      Dec. 31,    to Dec. 31,
                                    1999            1998            1997             1999          1998        1997
                                    ----------------------------------------------   ----------------------------------------
Net asset value,                    $39.88          $50.00          $50.00           $39.76        $50.00      $50.00
beginning of period                 ------          ------          ------           ------        ------      ------
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                 1.10/(d)/       1.47/(d)/         --             0.63/(d)/     0.87/(d)/     --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized          (5.97)         (11.22)             --            (5.92)       (10.88)         --
(loss) on investment transactions   ------          ------          ------           ------        ------      ------
and futures contracts
-----------------------------------------------------------------------------------------------------------------------------
Total (loss) from                    (4.87)          (9.75)             --            (5.29)       (10.01)         --
investment operations
-----------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from:

Net investment income                (4.83)          (0.37)             --            (4.61)        (0.23)         --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on                   --              --/(e)/         --               --            --/(e)/     --
investment transactions             ------          ------          ------           ------        ------      ------
and futures contracts
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                  (4.83)          (0.37)             --            (4.61)        (0.23)         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $30.18          $39.88          $50.00           $29.86        $39.76      $50.00
                                    ======          ======          ======           ======        ======      ======
-----------------------------------------------------------------------------------------------------------------------------
Total return                        (12.32)%        (19.46)%          0.00%/(b)/     (13.32)%      (20.04)%      0.00%/(b)/
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, end of period       $2,330,573      $4,166,787      $2,516,412       $1,095,326      $379,670         $10
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to                  1.40%           1.54%           0.00%/(c)/       2.23%         2.49%       0.00%/(c)/
average net assets
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment               2.86%           3.12%           0.00%/(c)/       1.69%         1.90%       0.00%/(c)/
income to average
net assets
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net      1.68%           3.26%         325.97%/(c)/         2.91%         4.09%     326.97%/(c)/
assets (before reimbursements)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover/(f)/               1215%             --              --             1215%           --          --

    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


58        Financial Highlights

UltraBear ProFund

Financial Highlights
For a share of beneficial interest outstanding

----------------------------------------------------------------------------------------------------------------------------
                                                  Investor Class                               Service Class
                                     For the        For the        For the period   For the       For the     For the period
                                     year           year           from Dec. 23,    year          year        from Dec. 23,
                                     ended          ended          1997/(a)/        ended         ended       1997/(a)/
                                     Dec. 31,       Dec. 31,       to Dec. 31,      Dec. 31,      Dec. 31,    to Dec. 31,
                                     1999           1998           1997             1999          1998        1997
                                     --------------------------------------------   ----------------------------------------
Net asset value,                     $31.88         $51.80         $50.00           $31.83        $51.75      $50.00
beginning of period                  ------         ------         ------           ------        -------     ------
----------------------------------------------------------------------------------------------------------------------------
Net investment income                  0.84           1.16/(d)/  6,082.50/(e)/        0.54          0.75/(d)/     --
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized          (10.55)        (21.04)     (6,080.70)/(e)/     (10.45)       (20.67)       1.75
gain/(loss) on investment            ------         ------         ------           ------        -------     ------
transactions and futures contracts
----------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from              (9.71)        (19.88)          1.80            (9.91)       (19.92)       1.75
investment operations
----------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from:

Net investment income                 (0.86)         (0.04)            --            (0.41)           --          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                   (0.86)         (0.04)            --            (0.41)           --          --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $21.31         $31.88         $51.80           $21.51        $31.83      $51.75
                                     ======         ======         ======           ======        ======      ======
----------------------------------------------------------------------------------------------------------------------------
Total Return                        (30.54)%       (38.34)%          3.60%/(b)/    (31.20)%      (38.45)%       3.50%/(b)/
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, end of period       $32,534,046    $27,939,876            $21       $4,289,259    $3,012,328         $10
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to                   1.41%          1.57%          1.33%/(c)/       2.41%         2.45%       1.33%/(c)/
average net assets
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment                2.20%          2.73%          2.97%/(c)/       1.21%         1.74%       0.00%/(c)/
income to average
net assets
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net       1.43%          1.78%         32.39%/(c)/       2.42%         2.74%      33.39%/(c)/
assets (before reimbursements)*
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover/(f)/                1137%            --             --             1137%           --          --

    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ The amount shown for a share outstanding throughout the period does not accord with the earned income or the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



                                                    Financial Highlights      59

UltraShort OTC ProFund

Financial Highlights
For a share of beneficial interest outstanding

------------------------------------------------------------------------------------------------------------------
                                           Investor Class                          Service Class
                                                   For the period                           For the period
                                    For the        from June 2, 1998/(a)/    For the        from June 2, 1998/(a)/
                                    year  ended    through                   year ended     through
                                    Dec. 31, 1999  Dec. 31, 1998             Dec. 31, 1999  Dec. 31, 1998
                                    -------------  -------------             -------------  ----------------------
Net asset value,                    $243.60        $750.00                   $243.60        $750.00
beginning of period*                -------        -------                   -------        -------
------------------------------------------------------------------------------------------------------------------
Net investment income                  1.82           3.90/(d)/                 1.11           1.50/(d)/
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized         (197.61)       (510.30)                  (197.45)       (507.90)
(loss) on investment transactions   -------        -------                   -------        -------
and futures contracts
------------------------------------------------------------------------------------------------------------------
Total (loss) from                   (195.79)       (506.40)                  (196.34)       (506.40)
investment operations
------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from:

Net investment income                 (1.83)            --/(e)/                (0.89)            --
------------------------------------------------------------------------------------------------------------------
Total distributions                   (1.83)            --/(e)/                (0.89)            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $45.98        $243.60                    $46.37        $243.60
                                     ======        =======                    ======        =======
------------------------------------------------------------------------------------------------------------------
Total Return                         (80.36)%       (67.48)%/(b)/             (80.62)%       (67.50)%/(b)/
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, end of period       $38,254,638    $19,465,372                $1,009,722       $855,392
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to                   1.44%          1.83%/(c)/                2.45%          2.92%/(c)/
average net assets
------------------------------------------------------------------------------------------------------------------
Ratio of net investment                2.18%          1.55%/(c)/                1.21%          0.54%/(c)/
income to average
net assets
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net       1.45%          1.98%/(c)/                2.46%          3.06%/(c)/
assets (before reimbursements)**
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover/(f)/                1185%            --                      1185%            --

    * Adjusted for 15:1 reverse stock split that occurred on February 11, 2000. ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


60     Financial Highlights

Money Market ProFund

Financial Highlights
For a share of beneficial interest outstanding

----------------------------------------------------------------------------------------------------------------------------------
                                                 Investor Class                                     Service Class
                                 For the         For the         For the period     For the         For the         For the period
                                 year            year            from Nov. 17,      year            year            from Nov. 17,
                                 ended           ended           1997/(a)/          ended           ended           1997/(a)
                                 Dec. 31,        Dec. 31,        to Dec. 31,        Dec. 31,        Dec. 31,        to Dec.31,
                                 1999            1998            1997               1999            1998            1997
                                 ----------------------------------------------     ----------------------------------------------
Net asset value,               $  1.00         $  1.00         $  1.00            $  1.00         $  1.00         $  1.00
beginning of period            -------         -------         -------            -------         -------         -------
----------------------------------------------------------------------------------------------------------------------------------
Net investment income            0.044           0.047/(d)/      0.006              0.034           0.037/(d)/         --
----------------------------------------------------------------------------------------------------------------------------------
Total income from                0.044           0.047           0.006              0.034           0.037              --
investment operations
----------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from:

Net investment income           (0.044)         (0.047)         (0.006)            (0.034)         (0.037)             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions             (0.044)         (0.047)         (0.006)            (0.034)         (0.037)             --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period $  1.00         $  1.00         $  1.00            $  1.00         $  1.00         $  1.00
                               =======         =======         =======            =======         =======         =======
----------------------------------------------------------------------------------------------------------------------------------
Total Return                      4.48%           4.84%           0.61%/(b)/         3.44%           3.81%           0.21%/(b)/
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net assets, end of period $198,555,252     $62,026,228        $286,962       $107,944,066     $15,406,187          $2,510
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to              0.83%/(e)/      0.85%/(e)/      0.83%/(c),(e)/     1.83%/(e)/      1.87%/(e)/      1.83%/(c),(e)/
average net assets
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment           4.46%           4.81%           4.92%(c)           3.45%           3.43%           2.53%/(c)/
income to average
net assets
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net  0.83%/(e)/      1.18%/(e)/      9.52%/(c),(e)/     1.83%/(e)/      2.18%/(e)/     10.52%/(c),(e)/
assets (before reimbursements)*

    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ The Money Market ProFund expense ratio includes the expense allocation of the Portfolio.


                                                    Financial Highlights      61

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62

                     [This page intentionally left blank]

                     [This page intentionally left blank]

Additional Information about ProFunds' investments is available in ProFunds' annual and semi-annual reports to shareholders. In ProFunds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year.

You can find more detailed information about ProFunds in its current
Statement of Additional Information, dated May 1, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds, write us at:

ProFunds
P.O. Box 182800
Columbus, OH 43218-2800
or call our toll-free numbers:
(888) PRO-FNDS (888) 776-3637 For Investors
(888) PRO-5717 (888) 776-5717 Financial Professionals Only or visit our website www.profunds.com

You can find other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (800) SEC-0330.

ProFunds Executive Offices
Bethesda, MD



    [ProFunds Logo]

Innovations in Indexing

      811-08239
      PROBK

--------------------------------------------------------------------------------

                                                                     MAY 1, 2000

                                                                      PROSPECTUS

THE PROFUNDS VP

PROFUND VP ULTRAOTC

PROFUND VP ULTRASMALL-CAP (FORMERLY, PROFUND VP SMALL CAP)

PROFUND VP EUROPE 30

                                                                  [LOGO OMITTED]

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

             TABLE OF CONTENTS

     1       ProFunds VP Overview

     9       ProFunds VP Strategy

    13       General Information

    19       ProFunds VP Management

    23       Similar Fund Performance

    25       Financial Highlights



[LOGO OMITTED]      PROFUND ADVISORS LLC
                    INVESTMENT ADVISORS

                                                          ----------------------
                                                                 THE PROFUNDS VP

                                                                        overview
                                                          ----------------------

    OBJECTIVES

        The ProFunds included in this prospectus ("ProFunds VP") each seek to achieve a daily return equal to the performance of a particular stock market BENCHMARK.*

        o PROFUND VP ULTRAOTC ("ULTRAOTC VP")--seeks daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM). If UltraOTC VP is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline.


        o PROFUND VP ULTRASMALL-CAP ("ULTRASMALL-CAP VP")--seeks daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index. If the UltraSmall-Cap VP is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000(R) Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline.

        Prior to May 1, 2000, UltraSmall-Cap VP was named "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R) Index.


        o PROFUND VP EUROPE 30 ("EUROPE 30 VP")--seeks daily investment results that correspond to the performance of the ProFunds Europe 30 Index.

        The securities indexes that the ProFunds VP use as their benchmarks are described below under "Benchmark Indexes."


        *A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies.


                                                      PROFUNDS VP OVERVIEW     1

       THE FOLLOWING CHART SUMMARIZES THE PROFUNDS VP:

--------------------------------------------------------------------------------------------------
PROFUNDS VP            INDEX                DAILY OBJECTIVE     TYPES OF COMPANIES IN INDEX
--------------------------------------------------------------------------------------------------
UltraOTC VP            NASDAQ 100           Double              Large capitalization, most with
                                                                technology and/or growth
                                                                orientation

UltraSmall-Cap VP      Russell 2000         Double              Diverse, small capitalization

Europe 30 VP           ProFunds Europe 30   Match               Large capitalization European
                                                                stocks represented by American
                                                                Depository Receipts
--------------------------------------------------------------------------------------------------



    STRATEGY

        The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC ("ProFund Advisors") acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a ProFund VP.

        ProFund Advisors uses quantitative and statistical analysis it developed in seeking to achieve each ProFund VP's investment objective. This analysis determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

        ULTRAOTC VP, ULTRASMALL-CAP VP, and EUROPE 30 VP may invest in stocks that ProFund Advisors believe should simulate the movement of the applicable underlying index. In addition all the ProFunds VP may invest in the following instruments as a substitute for investing directly in stocks, achieving leverage for UltraOTC VP and UltraSmall-Cap VP and for other purposes:


        o Futures contracts on stock indexes, and options on futures contracts; and



      2     PROFUNDS VP OVERVIEW

        o Financial instruments such as equity caps, collars and floors, swaps, depository receipts, and options on securities and stock indexes.


        ULTRAOTC VP and ULTRASMALL-CAP VP (THE "ULTRA PROFUNDSVP") generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of a ProFunds VP's investments.


    INVESTMENT RISKS

        Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any of the ProFunds VP will achieve its objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives.

        In addition, the ProFunds VP may present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds VP.

        The following chart summarizes certain risks associated with the ProFunds VP:



                                          MARKET RISK       LEVERAGE RISK     FOREIGN RISK      SMALL CAPITALIZATION RISK
--------------------------------------------------------------------------------------------------------------------------
  UltraOTC VP                                  X                   X
  UltraSmall-Cap VP                            X                   X                                        X
  Europe 30 VP                                 X                                    X
--------------------------------------------------------------------------------------------------------------------------


        These and other risks are described below.

                                                       PROFUNDS VP OVERVIEW    3

    CERTAIN RISKS ASSOCIATED WITH PARTICULAR PROFUNDS


        o LEVERAGE RISK The Ultra ProFunds VP employ leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a ProFund VP's investment. Use of leverage can magnify the effects of changes in the value of a ProFund VP and makes it more volatile. The leveraged investment techniques that the Ultra ProFunds VP employ should cause investors in these Ultra ProFunds VP to lose more money in adverse environments.

        o SMALL COMPANY INVESTMENT RISK The UltraSmall-Cap VP could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

          o Small company stocks tend to have greater fluctuations in price than the stocks of larger companies.

          o There can be a shortage of reliable information on certain small companies, which at times can pose risk.

          o Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and, as a result, such setbacks could have a greater effect on the small companies' share prices.

          o Small company stocks are typically less liquid than large company stocks and liquidating positions in turbulent market conditions could become difficult.


        o FOREIGN INVESTMENT RISK Europe 30 VP entails the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

          o Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, Europe 30 VP may not have access to adequate or reliable company information.


          o Europe 30 VP will be subject to the market, economic and political risks of the countries where it invests or where the companies represented in its benchmark are located.


      4     PROFUNDS VP OVERVIEW

          o The value of American Depository Receipts ("ADRs") could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

          o On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.


        RISKS IN COMMON


        Each ProFund VP faces certain risks:

        o MARKET RISK The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders in the ProFunds VP should lose money when the index underlying their benchmark declines. These indexes are discussed in the next section.

        o LIQUIDITY RISK In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which they invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund
        Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.


                                                     PROFUNDS VP OVERVIEW     5

        o CORRELATION RISK While ProFund Advisors expects that each of the ProFunds VP will track its benchmark with an average correlation of .90 or better over a year, there can be no guarantee that the ProFunds VP will be able to achieve this level of correlation. The ability of a ProFund VP to track its benchmark may be affected by numerous factors. Actual purchases and sales of the shares of the ProFunds VP by insurance company separate accounts may differ from estimated transactions reported to the ProFunds VP by the insurance companies prior to the time the ProFunds VP share prices are calculated. Any such difference could significantly and adversely affect the performance and correlation of the ProFunds VP. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment goal.

        o NON-DIVERSIFICATION RISK The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of tracking the relevant benchmark. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the ProFunds VP intend to invest on a diversified basis.

        o RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

      6     PROFUNDS VP OVERVIEW

    BENCHMARK INDEXES


        o THE NASDAQ 100(TM) INDEX contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market ("NASDAQ") based on market capitalization. Eligibility criteria for the NASDAQ 100(TM) Index includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

        o THE RUSSELL 2000(R) INDEX is an unmanaged index consisting of 2,000 small company common stocks. The Index comprises 2,000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000(R) Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

        o PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of the 30 European companies whose securities are traded on U.S. exchanges or on the NASDAQ as ADRs with the highest market capitalization determined annually. The component companies of the Index as of the date of this Prospectus are listed in an appendix to the Statement of Additional Information.

        The Board of Trustees may change a ProFund VP's investment objective without shareholder approval including, for example, it believes another benchmark might better suit shareholder needs.


                                                      PROFUNDS VP OVERVIEW     7

    WHO MAY WANT TO CONSIDER AN INVESTMENT


        EUROPE 30 VP may be appropriate for investors who want to receive investment results approximating the performance of the ProFunds Europe 30 Index.

        ULTRAOTC VP and ULTRASMALL-CAP VP may be appropriate for investors who:

        o believe that over the long term, the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results over time. Since each Ultra ProFund VP seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential risk of loss.

        o are seeking to match an index's daily return with half the investment required of conventional stock index mutual funds.

        --------------------------------------------------------------
         An investor might invest $100,000 in a NASDAQ 100 Index
         Fund. Alternatively that same investor could invest half
         that amount-$50,000-in UltraOTC VP and target the same
         daily return.
        --------------------------------------------------------------

        ALL OF THE PROFUNDS VP may be appropriate for investors who are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds VP do not limit how often an investor may exchange among ProFunds VP.

    FUND PERFORMANCE


        Because the ProFunds VP have less than one calendar year of performance, past-performance information is not provided for comparison against the performance of other mutual funds or broad measures of securities market performance, such as securities indexes.


      8     PROFUNDS VP OVERVIEW

                                                            --------------------

                                                                     PROFUNDS VP

                                                                        strategy
                                                            --------------------

    WHAT THE PROFUNDS VP DO

        Each ProFund VP:

        o Seeks to provide its investors with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

        o Uses a mathematical and quantitative approach.

        o Pursues its objective regardless of market conditions, trends or direction.

        o Seeks to provide correlation with its benchmark on a daily basis.

    WHAT THE PROFUNDS VP DO NOT DO

        ProFund Advisors does not:

        o Conduct conventional stock research or analysis or forecast stock market movement in managing the assets of the ProFunds VP.

        o Invest the assets of the ProFunds VP in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.


        o Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for the benchmark indexes of the ProFunds VP.

        o Invest to realize dividend income from their investments.


                                                      PROFUNDS VP STRATEGY     9

        o Attempt to provide correlation with a benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents the ProFunds VP from achieving such results.


    IMPORTANT CONCEPTS

        o LEVERAGE offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

        o FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

        o OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

        o AMERICAN DEPOSITORY RECEIPTS represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

      10     PROFUNDS VP STRATEGY

    PORTFOLIO TURNOVER


        ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use the ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on the ProFunds VP of such trading, market timing trading could increase the rate of portfolio turnover, increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their levels of operating expenses.


                                                 PROFUNDS VP STRATEGY     11

                     [This page intentionally left blank]

                                                            --------------------
                                                                         GENERAL

                                                                     information
                                                            --------------------

    CALCULATING THE FUNDS' SHARE PRICES

        Each ProFund VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

        Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of a ProFund VP are traded in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

        The ProFunds VP value shares by dividing the market value of the assets attributable to a ProFund VP, less the liabilities attributable to the ProFund VP, by the number of its outstanding shares. The ProFunds VP use the following methods for arriving at the current market price of investments held by them:

        o securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

        o securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.

                                                      GENERAL INFORMATION     13

        o futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE.

        o options on futures contracts--priced at fair value determined with reference to established future exchanges.

        o bonds and convertible bonds generally are valued using a third-party pricing system.

        o short-term debt securities are valued at amortized cost, which approximates market value.

        When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds VP sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

        THE NEW YORK STOCK EXCHANGE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

      14     GENERAL INFORMATION

    PURCHASING AND REDEEMING SHARES

        Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt of a purchase order or redemption request.

        Payment for shares redeemed normally will be made within seven days. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

        Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

        The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If

                                                     GENERAL INFORMATION     15
        such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.


        The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.


    DISTRIBUTION OF SHARES


        Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.


    TAX INFORMATION


        Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as


      16     GENERAL INFORMATION
        a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S.
        Government or an agency or instrumentality of the U.S.
        Government is treated as a security issued by the U.S.
        Government or its agency or instrumentality, whichever is applicable.

        If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

        Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

        FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PURCHASERS OF THE VARIABLE LIFE INSURANCE POLICIES AND
        VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUS FOR THE
        RELEVANT VARIABLE INSURANCE CONTRACT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.


                                                     GENERAL INFORMATION     17

                     [This page intentionally left blank]

                                                            --------------------
                                                                     PROFUNDS VP

                                                                      management
                                                            --------------------

    BOARD OF TRUSTEES AND OFFICERS

        The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

    INVESTMENT ADVISOR

        PROFUND ADVISORS LLC, located at 7900 Wisconsin Avenue,
        Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to the ProFunds VP, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It receives fees equal to 0.75% of the average daily net assets of each ProFund VP.


        MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions, for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).



                                                  PROFUNDS VP MANAGEMENT     19

        LOUIS M. MAYBERG, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies' mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

        WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors LLC, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and chairman of the Finance Department at George Washington University. He earned his degrees at University of Kentucky.


        Each ProFund VP is managed by an investment team chaired by Dr. Seale.


    OTHER SERVICE PROVIDERS

        BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. Each ProFund VP pays BISYS a fee for its administrative services. Before any waiver that may be in effect, the fee is 0.05% of average daily net assets.

        ProFund Advisors also performs client support and administrative services for the ProFunds VP. The ProFunds VP each pay a fee equal, on an annual basis, to 0.15% of average daily net assets for these services.

      20     PROFUNDS VP MANAGEMENT

    OTHER INFORMATION

        "NASDAQ 100 Index" and the "Russell 2000 Index" are trademarks of the NASDAQ and of the Frank Russell Company, respectively. The ProFunds VP are not sponsored, endorsed, sold or promoted by NASDAQ or by the Frank Russell Company. Also, NASDAQ and the Frank Russell Company do not make any representation regarding the advisability of investing in the ProFunds VP.




                                                   PROFUNDS VP MANAGEMENT     21

                     [This page intentionally left blank]

                                                            --------------------
                                                                    SIMILAR FUND

                                                                     performance
                                                            --------------------


        The following table provides information concerning the historical total return performance of the Investor Class shares of the UltraOTC ProFund (the "Similar Fund"), a series of the Trust, which is similar to UltraOTC VP. The Similar Fund's investment objective, policies and strategies are substantially similar to those of UltraOTC VP, and it is currently managed by the same investment team. While the investment objective, policies and risks of the Similar Fund and UltraOTC VP are similar, the performance of the Similar Fund and UltraOTC VP will vary. The data is provided to illustrate the past performance of ProFund Advisors in managing a substantially similar investment portfolio and does not represent the past performance of UltraOTC VP or the future performance of UltraOTC VP or its investment team. Consequently, potential investors should not consider this performance data as an indication of the future performance of UltraOTC VP or of its investment team.

        The performance data shown below reflects the net operating expenses of the Similar Fund, which are lower than the estimated operating expenses of UltraOTC VP. Performance would have been lower for the Similar Fund if the expenses of UltraOTC VP were used. In addition, the Similar Fund, unlike UltraOTC VP, is not sold to insurance company separate accounts to fund variable insurance contracts. As a result, the performance results presented below do not take into account charges or deductions against a separate account or variable insurance contract for cost

                                                 SIMILAR FUND PERFORMANCE     23
        of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a variable insurance contract for which UltraOTC VP serves as an underlying investment vehicle. By contrast, investors with contract value allocated to UltraOTC VP will be subject to charges and expenses relating to variable insurance contracts and separate accounts.

        The Similar Fund's performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or UltraOTC VP. Share prices and investment returns will fluctuate reflecting market conditions. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Fund or UltraOTC VP.


AVERAGE ANNUAL TOTAL RETURN FOR THE SIMILAR FUND AND FOR ITS BENCHMARK INDEX FOR PERIODS ENDED DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
  SIMILAR FUND/BENCHMARK INDEX                                                        ONE YEAR    SINCE INCEPTION    INCEPTION DATE
-----------------------------------------------------------------------------------------------------------------------------------
  UltraOTC ProFund#                                                                    233.25%       170.63%            12/02/97
  NASDAQ 100 Index(TM)*                                                                101.95%        83.27%
-----------------------------------------------------------------------------------------------------------------------------------

#The Similar Fund performance information set forth above reflects fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Similar Fund performance would have been lower.

*Excludes dividends.

      24    SIMILAR FUND PERFORMANCE

                                                            --------------------
                                                                       FINANCIAL

                                                                      highlights
                                                            --------------------


        The following tables provide a picture of the financial performance of each ProFund VP for the period from October 19, 1999 (commencement of operations) through December 31, 1999. Certain information reflects financial results for a single share. The total return information selected represents the rate of return that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appears in the ProFunds VP's annual report for the fiscal year ended December 31, 1999. The annual report is available free of charge by phoning 888-776-3637.




                                                    FINANCIAL HIGHLIGHTS     25

ULTRAOTC VP

FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding
--------------------------------------------------------------------------------
                                                          For the period from
                                                          October 19, 1999(a)
                                                                through
                                                           December 31, 1999
                                                         ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $30.00
                                                                 ------
--------------------------------------------------------------------------------
Net investment income                                             (0.06)
--------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on investment
transactions and futures contracts                                40.99
                                                                 ------
--------------------------------------------------------------------------------
Total income/(loss) from investment operations                    40.93
                                                                 ------
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $70.93
                                                                 ======
--------------------------------------------------------------------------------
TOTAL RETURN                                                     136.43%(b)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                   $67,897,587
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.65%(c)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets              (0.77)%(c)
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.97%(c)
PORTFOLIO TURNOVER                                                  101%
--------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.



      26     FINANCIAL HIGHLIGHTS

ULTRASMALL-CAP VP
(FORMALLY, PROFUND VP SMALL CAP)

FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding
--------------------------------------------------------------------------------
                                                          For the period from
                                                          October 19, 1999(a)
                                                                 through
                                                           December 31, 1999
                                                         ---------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $30.00
                                                                 ------
--------------------------------------------------------------------------------
Net investment income                                              0.06
--------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on investment
transactions and futures contracts                                 5.93
                                                                 ------
--------------------------------------------------------------------------------
Total income/(loss) from investment operations                     5.99
                                                                 ------
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $35.99
                                                                 ======
--------------------------------------------------------------------------------
TOTAL RETURN                                                      19.97%(b)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                    $9,803,920
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.70%(c)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets               1.75%(c)
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                            2.53%(c)
PORTFOLIO TURNOVER                                                  686%
--------------------------------------------------------------------------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.


                                                    FINANCIAL HIGHLIGHTS     27

EUROPE 30 VP

FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding
--------------------------------------------------------------------------------
                                                            For the period from
                                                            October 19, 1999(a)
                                                                  through
                                                            December 31, 1999
                                                          ---------------------
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $30.00
                                                                 ------
--------------------------------------------------------------------------------
Net investment income                                             (0.04)
--------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on investment
transactions and futures contracts                                 6.86
                                                                 ------
--------------------------------------------------------------------------------
Total income/(loss) from investment operations                     6.82
                                                                 ------
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $36.82
                                                                 ======
--------------------------------------------------------------------------------
TOTAL RETURN                                                      22.73%(b)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                    $3,262,131
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.78%(c)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets              (1.00)%(c)
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                            2.39%(c)
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER                                                  100%
--------------------------------------------------------------------------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.


      28     FINANCIAL HIGHLIGHTS

                     [This page intentionally left blank]

--------------------------------------------------------------------------------

        Additional Information about ProFunds VP's investments is available in ProFunds VP's Annual Report to shareholders. In ProFunds VP's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected performance for the fiscal year ended December 31, 1999.

        You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information, dated May 1, 2000, which we have filed electronically with the Securities and Exchange Commission
        (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual report, or if you have questions about investing in the ProFunds VP, write to:

        PROFUNDS

        P.O. BOX 182800

        COLUMBUS, OH 43218-2800

        or call our toll-free numbers:

        (888) PRO-FNDS (888) 776-3637 FOR INVESTORS

        (888) PRO-5717 (888) 776-5717 FINANCIAL PROFESSIONALS ONLY

        or visit our website WWW.PROFUNDS.COM

        You can find other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6102. Information about the the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

        PROFUNDS EXECUTIVE OFFICES

        BETHESDA, MD

[LOGO OMITTED]

INNOVATIONS IN INDEXING

   811-08239
   VPPROBK

--------------------------------------------------------------------------------

                                                                     May 1, 2000

                                                                      PROSPECTUS

The ProFunds VP
ProFund VP Bull
ProFund VP UltraBull

ProFund VP UltraEurope

ProFund VP Bear
ProFund VP UltraBear
ProFund VP UltraShort OTC
ProFund VP UltraShort Europe
ProFund VP Money Market

[Logo]

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     [Logo]

                               TABLE OF CONTENTS
                               -----------------


                                                       Page
                                                       ----
                   Benchmark ProFunds VP............      1
                   Benchmark ProFunds VP Strategy...     15
                   Money Market VP..................     18
                   Money Market VP Strategy.........     22
                   General Information..............     26
                   ProFunds VP Management...........     32
                   Similar Fund Performance.........     35


                              ProFund Advisors LLC

                               Investment Advisor

                                                           Benchmark ProFunds VP

Overview

The Benchmark ProFunds VP each seek to achieve a daily return equal to the performance of a particular stock market benchmark.*

o For example, Bull VP seeks to match the daily performance of a stock market index--the S&P 500 Composite Stock Price Index(R) ("S&P 500 Index")--like a conventional index fund.

o Unlike conventional index funds, certain ProFunds VP seek to double the daily return of a specified stock market index.

o Other ProFunds VP seek to produce a daily return of the inverse (opposite) or double the inverse (opposite) of a particular stock market index. The value of these ProFunds VP should go up when the index underlying their benchmark goes down, and their value should go down when the index goes up.

* A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies For example, UltraBull VP has a benchmark of twice the daily return of the S&P 500 Index.

These ProFunds VP seek to match or double an index's daily performance:

ProFund VP                     Index                  Daily Objective     Types of Companies in Index
----------                     -----                  ---------------     ---------------------------
Bull VP                        S&P 500                Match               Diverse, widely traded, large
                                                                          capitalization

UltraBull VP                   S&P 500                Double              Diverse, widely traded, large
                                                                          capitalization

UltraEurope VP                 ProFunds Europe        Double              Large capitalization, widely traded
                                                                          European stocks

These ProFunds VP seek to match or double the inverse (opposite) of an index's daily performance:

ProFund VP                 Index                  Daily Objective      Types of Companies in Index
----------                 -----                  ---------------      ---------------------------
Bear VP                    S&P 500                Inverse              Diverse, widely traded, large
                                                                       capitalization

UltraBear VP               S&P 500                Double the inverse   Diverse, widely traded, large
                                                                       capitalization

UltraShort OTC VP          NASDAQ 100             Double the inverse   Large capitalization, most with
                                                                       technology and/or growth orientation

UltraShort Europe VP       ProFunds Europe        Double the inverse   Large capitalization, widely traded
                                                                       European stocks

   The ProFunds VP include Money Market VP, which is discussed later in this prospectus.

Benchmark ProFunds VP Objectives

The investment objective of each of the Benchmark ProFunds VP is set forth below:

o ProFund VP Bull ("Bull VP") - seeks daily investment results that correspond to the performance of the S&P 500 Index.

o ProFund VP UltraBull ("UltraBull VP") - seeks daily investment results that correspond to twice (200%) the performance of the S&P 500 Index. If UltraBull VP is successful in meeting its objective, it should gain approximately twice as much as Bull VP when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately twice as much when such prices decline on that day.

o ProFund VP UltraEurope ("UltraEurope VP")- seeks daily investment results that correspond to twice (200%) the performance of the ProFunds Europe Index.

o ProFund VP Bear ("Bear VP") - seeks daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. If Bear VP is successful in meeting its objective, the net asset value of Bear VP shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of Bear VP shares will decrease in direct proportion to any increase in the level of the S&P 500 Index.

o ProFund VP UltraBear ("UltraBear VP") - seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the S&P 500 Index. The net asset value of shares of UltraBear VP should increase or decrease approximately twice as much as does that of Bear VP on any given day.

For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in Bear VP should experience a gain in net asset value of approximately 1% for that day. UltraBear VP should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in Bear VP and UltraBear VP would experience a loss in net asset value of approximately 1% and 2% respectively.

o ProFund VP UltraShort OTC ("UltraShort OTC VP") - seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). This ProFund VP operates similarly to UltraBear VP, but UltraShort OTC VP is benchmarked to the NASDAQ 100 Index(TM).

o ProFund VP UltraShort Europe ("UltraShort Europe VP") - seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the ProFunds Europe Index. This ProFund VP should reflect twice the inverse (opposite) of the performance of the European companies included in the ProFunds Europe Index.

The securities indexes that these ProFunds VP use as their benchmarks are described below under "Benchmark Indexes."

Strategy

The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC ("ProFund Advisors") acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a ProFund VP.

ProFund Advisors uses quantitative and statistical analysis it developed in seeking to achieve each ProFund's VP investment objective. This analysis determines the type, quantity and mix of investment positions that a Benchmark ProFund VP should hold to approximate the performance of its benchmark.

Bull VP, UltraBull VP and UltraEurope VP principally invest in:

o  Futures contracts on stock indexes, and options on futures contracts; and

o Financial instruments such as equity caps, collars and floors, swaps, depository receipts, and options on securities and stock indexes.

These ProFunds VP invest in the above instruments generally as a substitute for investing directly in stocks. In addition, these ProFunds VP may invest in a combination of stocks that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index.

The UltraBull VP, UltraEurope VP, UltraBear VP and UltraShort OTC ProFunds (the "Ultra ProFunds VP") generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of a Benchmark ProFund VP's investments.

Bear VP, UltraBearVP, UltraShort OTC VP and UltraShort Europe VP generally do not invest in traditional securities, such as common stock of operating companies. Rather, these ProFunds VP principally invest in futures contracts, options contracts and other financial instruments, and engage in short sales. Using these techniques, these ProFunds VP will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund VP terminates the position. These ProFunds VP will generally realize a gain if the underlying security or index declines in price between those dates.

UltraEurope VP and UltraShort Europe VP invest in financial instruments with values that reflect the performance of stocks of European companies.

Benchmark ProFund VP's Risks

Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any of the Benchmark ProFunds VP will achieve its objective. As with any mutual fund, the Benchmark ProFunds VP could lose money, or their performance could trail that of other investment alternatives.

In addition, the Benchmark ProFunds VP present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds VP.

The following chart summarizes certain risks associated with the Benchmark ProFunds VP:



                                                                       Inverse
                             Market Risk        Leverage Risk       Correlation Risk        Foreign Risk
                             -----------        -------------       ----------------        ------------
Bull VP                           X
UltraBull VP                      X                   X
UltraEurope VP                    X                   X                                          X
Bear VP                           X                                         X
UltraBear VP                      X                   X                     X
UltraShortOTC VP                  X                   X                     X
UltraShortEurope VP               X                   X                     X                    X

These and other risks are described below.

Certain Risks Associated with Particular ProFunds VP


Leverage Risk The Ultra ProFunds VP employ leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a ProFund's VP investment. Use of leverage can magnify the effects of changes in the value of these ProFunds VP and makes them more volatile. The leveraged investment techniques that the Ultra ProFunds VP employ should cause investors in these ProFunds VP to lose more money in adverse environments.

Inverse Correlation Risk Shareholders in the negatively correlated ProFunds VP should lose money when the index underlying their benchmark rises - a result that is the opposite from traditional equity mutual funds.

Foreign Investment Risk UltraEurope VP and UltraShort Europe VP entail the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

     o Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, these ProFunds VP may not have access to adequate or reliable company information.

     o UltraEurope VP and UltraShort Europe VP will be subject to the market, economic and political risks of the countries where they invest or where the companies represented in their benchmarks are located.

     o Securities purchased by these two ProFunds VP may be priced in foreign currencies. The value of securities denominated in foreign currencies could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

     o On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.

Risks in Common
Each Benchmark ProFund VP faces certain risks in common:

Market Risk The Benchmark ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders in the positively correlated ProFunds VP should lose money when the index underlying their benchmark declines. Shareholders in the negatively correlated ProFunds VP should lose money when the index underlying their benchmark rises. These indexes are discussed in the next section.

Liquidity Risk In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which they invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Correlation Risk While ProFund Advisors expects that each of the Benchmark ProFunds VP will track its benchmark with an average correlation of .90 or better over a year, there can be no guarantee that the ProFunds VP will be able to achieve this level of correlation. Actual purchases and sales of the shares of the ProFunds VP by insurance company separate accounts may differ from estimated trades submitted prior to the time that the ProFunds VP calculate their share prices. Any such difference may adversely affect the performance or correlation of the ProFunds VP, and particularly the performance or correlation of the Ultra ProFunds VP. A failure to achieve a high degree of correlation may prevent a Benchmark ProFund VP from achieving its investment goal.

Non-Diversification Risk The Benchmark ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of tracking the relevant benchmark. This would make the performance of a Benchmark ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the Benchmark ProFunds VP intend to invest on a diversified basis.

Risks of Aggressive Investment Techniques The Benchmark ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

Benchmark Indexes

o The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The companies in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks.

o The NASDAQ 100 Index contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

o ProFunds Europe Index ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indexes of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily results of:

     o The Financial Times Stock Exchange 100 ("FTSE-100") Share Index, a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

     o The Deutsche Aktienindex ("DAX"), is a total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange.

     o The CAC-40, a capitalization-weighted index of 40 companies listed on the Paris Stock Exchange (the Bourse).

The Board of Trustees may change benchmarks without shareholder approval if, for example, it believes another benchmark might better suit shareholder needs.

Who May Want to Consider an Investment

Bull VP may be appropriate for investors who want to receive investment results approximating the performance of the S&P 500 Index.

UltraBull VP, UltraOTC VP and UltraEurope VP may be appropriate for investors who:

o believe that over the long term, the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results over time. Investors in these ProFunds VP should understand that since these Ultra ProFunds VP seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential risk of loss.

o are seeking to match an index's daily return with half the investment required of conventional stock index mutual funds.

An investor might invest $100,000 in a conventional S&P 500 Index ProFund VP. Alternatively that same investor could invest half that amount-$50,000-in UltraBull VP and target the same daily return.

Bear VP, UltraBear VP, UltraShort OTC VP and UltraShort Europe VP may be appropriate for investors who:

o expect the underlying index to go down and desire to earn a profit as a result of the index declining.

o want to protect (or hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a stock market downturn that they anticipate.

An investor with a diversified portfolio of stocks or stock mutual funds valued at $100,000 might be concerned that the general stock market could decline or be volatile for the next six months. The investor could try to protect the portfolio against downturns in the stock market by investing $50,000 in Bear VP, UltraBear VP, UltraShort OTC VP or UltraShort Europe VP - or in a combination of these ProFunds VP. Of course, the investor likely would also be giving up gains that the portfolio would otherwise produce if the markets go up rather than down in value. The ProFunds VP cannot assure that doing so would protect against market downturns.

All of the ProFunds VP may be appropriate for investors who:

o are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds.

o want the impact of their investment to range from double an index to double the inverse of the index based on their current view, positive or negative, of the index.

Benchmark ProFunds VP Performance

Because the ProFunds VP are newly formed and have no investment track record, they have no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

Annual Benchmark ProFund VP Operating Expenses

The tables below describe the estimated fees and expenses you may pay if you buy and hold shares in any of the Benchmark ProFunds VP. These expenses are reflected in the share prices of the ProFunds VP.

Annual Operating Expenses
(percentage of average daily net assets)


                         Bull VP         UltraBull VP         UltraEuropeVP                Bear VP
                         -------         ------------         -------------                -------
Management                0.75%             0.75%                 0.90%                     0.75%
Fees
Distribution              0.25%             0.25%                 0.25%                     0.25%
(12b-1) Fees
Other Expenses           [0.67%]           [0.67%]               [0.67%]                   [0.67%]
Total Annual             [1.67%]           [1.67%]               [1.92%]                   [1.67%]
Operating
Expenses

                           UltraBear VP          UltraShortOTC VP           UltraShort Europe VP
                           ------------          ----------------           --------------------
Management                     0.75%                   0.75%                        0.90%
Fees
Distribution                   0.25%                   0.25%                        0.25%
(12b-1) Fees
Other Expenses                [0.67%]                 [0.67%]                      [0.67%]
Total Annual                  [1.67%]                 [1.67%]                      [1.92%]
Operating
Expenses

Expense Examples

The following examples illustrate the expenses you would incur on a $10,000 investment in each Benchmark ProFund VP, and are intended to help you compare the cost of investing in the Benchmark ProFunds VP compared to other mutual funds. The examples assume that you invest for the time periods shown and redeem all of your shares at the end of each period, that each ProFund VP earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. The examples do not reflect separate account or insurance contract fees and charges. Because these examples are hypothetical and for comparison only, your actual costs will be different.

                                1 Year            3 Years
                               --------          ---------
UltraBull VP                     $____              $____
Bull VP                          $____              $____
Bear VP                          $____              $____
UltraBear VP                     $____              $____
UltraShort OTC VP                $____              $____
UltraEurope VP                   $____              $____
UltraShort Europe VP             $____              $____

                                                          Benchmark ProFunds' VP
                                                          Strategy

What the Benchmark ProFunds VP Do

Each Benchmark ProFund VP:

o Seeks to provide its investors with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

o  Uses a mathematical and quantitative approach.

o  Pursues its objective regardless of market conditions, trends or direction.

o  Seeks to provide correlation with its benchmark on a daily basis.

What the Benchmark ProFunds VP Do Not Do

ProFund Advisors does not:

o Conduct conventional stock research or analysis or forecast stock market movement in managing the assets of the Benchmark ProFunds VP.

o Invest the assets of the Benchmark ProFunds VP in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

o Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for their benchmark indexes.

o  Seek to invest to realize dividend income from their investments.

In addition, the Benchmark ProFunds VP do not seek to provide correlation with their benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents these Benchmark ProFunds VP from achieving such results.

Important Concepts

o Leverage offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

o Futures, or futures contracts, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

o Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

o American Depository Receipts ("ADRs") represent the right to receive securities of foreign issuers deposited in a bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

o Selling short, or borrowing stock to sell to a third party, is a technique that may be employed by the ProFunds VP to seek gains when their benchmark index declines. If a ProFund VP replaces the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, it makes a profit on the difference. If the current market price is greater when the time comes to replace the stock, the ProFund VP will incur a loss on the transaction.

Portfolio Turnover

ProFund Advisors expects a significant portion of the assets of the Benchmark ProFunds VP to come from professional money managers and investors who use the ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on the ProFunds VP of such trading, market timing trading could increase the rate of the ProFunds' VP portfolio turnover, increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their levels of operating expenses.

                                                                 Money Market VP
Objective

As its investment objective, Money Market VP seeks as high a level of current income as is consistent with liquidity and preservation of capital. This ProFund VP seeks this objective by investing in high quality short-term money market instruments.

Strategy

Money Market VP invests for current income. In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in Money Market VP are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. Money Market VP may also invest in long-term securities that have features that reduce their maturities to 397 days or less on their purchase date. Money Market VP buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

o have received the highest short-term rating from two nationally recognized statistical rating organizations; or

o have received the highest short-term rating from one rating organization (if only one organization rates the security);

o  if unrated, are determined to be of similar quality by ProFund Advisors; or

o have no short-term rating, but are rated within the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Risks

All money market instruments, including U.S. government debt obligations, are subject to interest rate risk, which is the risk that an investment will change in value when interest rates change.

Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline.

Money market instruments are subject to credit risk, which is the risk that the issuer of the instrument will default, or fail to meet its payment obligations. In addition, they may change in value if an issuer's creditworthiness changes, although such a circumstance would be extremely unlikely in the case of U.S. government debt obligations.

An investment in Money Market VP is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market VP tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that it will do so, and you could lose money by investing in this ProFund VP.

Considering a Money Market VP Investment

Investors can take advantage of Money Market VP in two ways:

o during periods when investors want to maintain a neutral exposure to the stock market, the income earned from an investment in Money Market VP can keep their capital at work.

o Money Market VP can be invested in conjunction with other ProFunds VP to adjust an investor's target exposure to an index.

For instance, an investor who desires to target a daily return of 1.5 times the daily performance of the S&P 500 Index could allocate 75% of his or her investment to UltraBull VP and 25% of the investment to Money Market VP.

Money Market VP Performance

Because Money Market VP is newly formed and has no investment track record, it has no performance information to compare against other mutual funds, or a broad measure of securities market performance.

Annual Operating Expenses

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Money Market VP. Theses fees and expenses are reflected in the share price of Money Market VP.

Annual Operating Expenses
(percentage of average daily net assets)

Management Fees                  ____%

Distribution (12b-1) Fees        0.25%

Other Expenses                   ____%

Total Annual Operating           ____%
Expenses

Expense Examples

The examples below illustrate the expenses you would incur on a $10,000 investment shares of Money Market VP, and are intended to help you compare the cost of investing in this ProFund VP compared to other mutual funds. They assume that you invest for the time periods shown and redeem all of your shares at the end of each period, that Money Market VP earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. They do not reflect separate account or insurance contract fees and charges. Because these examples are hypothetical and for comparison only, your actual costs will be different.

                          1 Year            3 Years
                         --------          ---------
                           $___              $___

                                                                 Money Market VP
                                                                 Strategy

Money Market VP may invest in high-quality, short-term, dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt securities issued by U.S. and foreign banks, financial institutions, and corporations, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

Because many of Money Market VP's principal investments are issued or credit-enhanced by banks, it may invest more than 25% of its total assets in obligations of domestic banks. Money Market VP may invest in other types of instruments, as described in the Statement of Additional Information.

Specific Risks and Measures Taken to Limit Them

Credit Risk

A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. Money Market VP only buys high quality securities with minimal credit risk. If a security no longer meets Money Market VP's credit rating requirements, ProFund Advisors will attempt to sell that security within a reasonable time, unless selling the security would not be in Money Market VP's best interest.

Repurchase Agreement Risk

A repurchase agreement exposes Money Market VP to the risk that the party that sells the securities defaults on its obligation to repurchase them. In this circumstance, Money Market VP can lose money because:

o  it may not be able to sell the securities at the agreed-upon time and price;
   or

o  the securities lose value before they can be sold.

ProFund Advisors seeks to reduce Money Market VP's risk by monitoring, under the supervision of the Board of Trustees, the creditworthiness of the sellers with whom it enters into repurchase agreements. ProFund Advisors also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest.

Interest Rate Risk

Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, Money Market VP adheres to the following practices:

o it limits the dollar-weighted average maturity of the securities held by Money Market VP to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

o it primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligations.

Market Risk

Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk

While Money Market VP invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause its returns to lag behind those of similar money market funds. ProFund Advisors attempts to limit this risk by diversifying Money Market VP's investments so that a single setback need not undermine the pursuit of its objective and by investing in money market instruments that receive the highest short-term debt ratings as described above.

Concentration Risk

Because Money Market VP may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

Prepayment Risk

When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, Money Market VP may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce its income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

                                                             General Information

Calculating the Benchmark Funds' Share Prices

Except for UltraEurope VP and UltraShort Europe VP, each Benchmark ProFund VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business. UltraEurope VP and UltraShort Europe VP calculate their daily share prices on the basis of net asset value of their shares at the latest close of trading of the three exchanges tracked by the PEI: the London Stock Exchange, the Frankfurt Stock Exchange and the Paris Bourse (normally, 11:30 a.m., Eastern time), on each day that all three of these exchanges and the NYSE are open.

Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of a ProFund VP are traded in markets on days when the ProFund's VP principal trading market(s) is closed, the ProFund's VP net asset value may vary on days when investors cannot purchase or redeem shares.

The ProFunds VP value shares by dividing the market value of the assets attributable to a ProFund VP, less the liabilities attributable to the ProFund VP, by the number of its outstanding shares. The Benchmark ProFunds VP use the following methods for arriving at the current market price of investments held by them:

o securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices;

o securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices;

o futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE (for all Benchmark ProFunds VP except UltraEurope VP and UltraShort Europe VP);

o futures prices used to calculate net asset values for UltraEurope VP and UltraShort Europe VP will be the last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange;

o options on futures contracts--priced at fair value determined with reference to established future exchanges;

o bonds and convertible bonds generally are valued using a third-party pricing system;

o short-term debt securities are valued at amortized cost, which approximates market value;

o the foreign exchange rates used to calculate the net asset values for UltraEurope VP and UltraShort Europe VP will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the last underlying stock exchange closes.

When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds VP sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

The New York Stock Exchange and the Chicago Mercantile Exchange, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in

January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

The London Stock Exchange, Frankfurt Stock Exchange or Paris Bourse closes for the following holidays in 2000: May Day (May 1), Spring Bank Day (May 29), Ascension (June 1), Pentecost Monday (May 12), Corpus Christi Day (June 22), Independence Day (July 14), Bastille Day (July 14), Assumption Day (August 15), Summer Bank Holiday (August 28), German Unity Day (October 3), All Saints Day (November 1), Armistice Day (November 11), Christmas Day (December 25) and Boxing Day (December 26). Holidays scheduled for 2001 include: New Years Day (January 1), Good Friday (April 13) and Easter Monday (April 16). Please note that holiday schedules are subject to change without notice.

Calculating Money Market VP's Share Price

Money Market VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business, except two additional holidays, Columbus Day and Veterans Day. Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If the market for the primary investments in Money Market VP closes early, Money Market VP may close early, and it will cease taking purchase orders at that time. Money Market VP's net asset value per share will normally be $1.00, although ProFund Advisors cannot guarantee that this will always be the case. Money Market VP uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

Purchasing and Redeeming Shares

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt of a purchase order or redemption request.

Payment for shares redeemed normally will be made within seven days. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

Distribution of Shares

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procurring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Tax Information

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

                                                          ProFunds VP Management

Board of Trustees and Officers

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

Investment Advisor

ProFund Advisors LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to the ProFunds VP, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It receives fees equal to 0.75% of the average daily net assets of each Benchmark ProFund VP, except UltraEurope VP and ProFund VP UltraShort Europe VP, for which it receives a fee equal to 0.90% of the average daily net assets. ProFund Advisors also
receives an investment advisory fee equal to [   ]% of the average daily net
assets of Money Market VP. ProFund Advisors bears the costs of advisory services.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R) Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC, has more than 30 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at University of Kentucky.

Each Benchmark ProFund VP is managed by an investment team chaired by Dr. Seale.

Other Service Providers

BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. Each ProFund VP pays BISYS a fee for its administrative services. The fee is equal to 0.05% of average daily net assets.

ProFund Advisors also performs client support and administrative services for the ProFunds VP. The Benchmark ProFunds VP each pay a fee equal, on an annual basis, to 0.15% of average daily net assets for these services. ProFund Advisors may receive a fee equal, on an annual basis, to 0.35% of average daily net assets from Money Market VP for these services.

Other Information

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. "NASDAQ 100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ") and is licensed for use by the Trust. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's or NASDAQ and neither Standard & Poor's nor NASDAQ makes any representation regarding the advisability of investing in the ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P).

                                                        Similar Fund Performance

The following table provides information concerning the historical total return performance of the Investor Class shares of the Bull ProFund, UltraBull ProFund, Bear ProFund and UltraBear ProFund (the "Similar Funds"), each a series of the Trust, which are similar to Bull VP, UltraBull VP, Bear VP, and UltraBear VP, respectively. Each Similar Funds' investment objectives, policies and strategies are substantially similar to those of its corresponding ProFund VP, and each is currently managed by the same investment team. While the investment objectives, policies and risks of the Similar Funds and the ProFunds VP are similar, the performance of a Similar Fund and its corresponding ProFund VP will vary. The data is provided to illustrate the past performance of ProFund Advisors in managing a substantially similar investment portfolio and does not represent the past performance of the ProFunds VP or the future performance of the ProFunds VP or their investment team. Consequently, potential investors should not consider this performance data as an indication of the future performance of the ProFunds VP or of their investment team.

The performance data shown below reflects the net operating expenses of the Similar Funds, which are lower than the estimated operating expenses of the ProFunds VP. Performance would have been lower for each Similar Fund if the expenses of its corresponding ProFund VP were used. In addition, the Similar Funds, unlike the ProFunds VP, are not sold to insurance company separate accounts to fund variable insurance contracts. As a result, the performance results presented below do not take into account charges or deductions against a separate account or variable insurance contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a variable insurance contract for which the ProFunds VP serve as an underlying investment vehicle.

By contrast, investors with contract value allocated to the ProFunds VP will be subject to charges and expenses relating to variable insurance contracts and separate accounts.

The Similar Funds' performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The investment results of the Similar Funds presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Funds or the ProFunds VP. Share prices and investment returns will fluctuate reflecting market conditions. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Funds or the ProFunds VP.

Average Annual Total Return for the Similar Funds and for their Benchmark Indexes for Periods Ended December 31, 1999

Similar Fund/Benchmark Index                 One Year               Since Inception            Inception Date
----------------------------                 --------               ---------------            --------------
Bull ProFund                                   17.18%                     20.20%                  12/02/97
S&P 500 Index*                                 19.53%                     22.00%
UltraBull ProFund                              29.56%                     36.08%                  11/28/97
S&P 500 Index*                                 19.53%                     22.86%
Bear ProFund                                  -12.32%                    -15.95%                  12/31/97
S&P 500 Index*                                 19.53%                     23.05%
UltraBear ProFund                             -30.54%                    -33.06%                  12/23/97
S&P 500 Index*                                 19.53%                     24.78%

_____________
*  Excludes dividends.


# The Similar Fund performance information set forth above reflects fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Similar Fund performance would have been lower.

                                                                    [Back Cover]

You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information, dated May 1, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated May 1, 2000. To receive your free copy of a Statement of Additional Information, or if you have questions about the ProFunds VP, write to us at:

ProFunds
P.O. Box 182800
Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors
(888) PRO-5717 (888) 776-5717 Financial Professionals Only

or visit our website www.profunds.com.

You can find other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

                           ProFunds Executive Offices
                                  Bethesda, MD

[Logo]

811-08239
119431.5.03

                                   PROFUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                       7900 WISCONSIN AVENUE, SUITE 300
                           BETHESDA, MARYLAND 20814

                      (888) 776-3637 RETAIL SHAREHOLDERS
                 (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)



     This statement of additional information describes the Bull ProFund, UltraBull ProFund, UltraOTC ProFund, UltraEurope ProFund, UltraSmall-Cap ProFund, UltraMid-Cap ProFund, UltraJapan ProFund, Bear ProFund, UltraBear ProFund, UltraShort OTC ProFund and Money Market ProFund (each, a "ProFund", and collectively, the "ProFunds"). Each ProFund offers two classes of shares:
Service Shares and Investor Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Sales are made without any sales charge at net asset value. Each non-money-market ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

     The ProFunds include the Money Market ProFund. The Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other mutual funds, the Money Market ProFund seeks to achieve its investment objective by investing all of its investable assets in the Cash Management Portfolio (the "Portfolio"), a separate investment company with an identical investment objective. The performance of the Money Market ProFund will correspond directly to the investment performance of the Portfolio.

     The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan. Each non-money market Profund is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds' investment objectives will be achieved.

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with ProFunds' Prospectus, dated May 1, 2000,
which incorporates this Statement of Additional Information by reference.   The
financial statements and related report of the independent accountants included in the ProFunds' annual report for the fiscal year ended December 31, 1999 are incorporated by reference into this Statement of Additional Information. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

     The date of this Statement of Additional Information is May 1, 2000.

                      STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS



                                                               PAGE
ProFunds......................................................   3
Investment Policies and Techniques............................   3
Investment Restrictions.......................................  21
Portfolio Transactions and Brokerage..........................  27
Management of ProFunds........................................  30
Costs and Expenses............................................  39
Capitalization................................................  39
Taxation......................................................  43
Performance Information.......................................  48
Financial Statements..........................................  50
Appendix -- Description of Securities Ratings................. A-1

                                   PROFUNDS


     ProFunds (the "Trust") is an open-end management investment company, and currently comprises thirty-nine separate series. Eleven of which are discussed herein. Other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Shares of any ProFund may be exchanged, without any charge, for shares of the same class of any other ProFund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the ProFund, certain minimum investment levels are maintained (see "Shareholders Services -- Exchanges" in the Prospectus).

                      INVESTMENT POLICIES AND TECHNIQUES

GENERAL

     Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the non-money market ProFunds by its investment adviser, ProFund Advisors LLC, a Maryland limited liability company with offices at 7900 Wisconsin Avenue, NW, Bethesda, Maryland (the "Advisor"). The Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio which has as its investment adviser, Bankers Trust Company ("Bankers Trust").

     The investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the ProFunds without the approval of shareholders.

     A non-money market ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the ProFund believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFunds may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund will achieve its objective.

     Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a non-money market ProFund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a ProFund and the performance of its benchmark), certain factors will tend to cause a ProFund's investment results to vary from a perfect correlation to its benchmark. The ProFunds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."

     It is the policy of the non-money-market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. The ProFund is free to reduce or eliminate the ProFund's activity in any of those areas without changing the ProFund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund's objectives.

THE BULL PROFUND AND ULTRABULL PROFUND

     The investment objective of the Bull ProFund is to provide investment returns that correspond to the performance of the S&P 500 Index. The investment objective of the UltraBull ProFund is to provide investment returns that correspond to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this correlation on each trading day. Under their investment objectives, the UltraBull ProFund should produce greater gains to investors when the S&P 500 Index rises and greater losses when the S&P 500 Index declines over the corresponding gain or loss of the Bull ProFund.

     In attempting to achieve their objectives, the Bull ProFund and the UltraBull ProFund expect that a substantial portion of their respective assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the ProFund pays or receives as the result of the transaction. These ProFunds may also invest in shares of individual securities which are expected to track the S&P 500 Index.

THE BEAR PROFUND AND ULTRABEAR PROFUND

     The Bear ProFund and the UltraBear ProFund are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index or to hedge an existing portfolio of securities or mutual fund shares. The Bear ProFund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P 500 Index. The UltraBear ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the S&P 500 Index. These ProFunds seek to achieve this inverse correlation on each trading day.

     If the Bear ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the Bear ProFund would increase for that day in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of the shares of the Bear ProFund would decrease for that day in direct proportion to any increase in the level of the S&P 500 Index for that day. The net asset value of the UltraBear ProFund on the same days would increase or decrease approximately twice as much as the price change of the Bear ProFund.

     For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in the Bear ProFund should experience a gain in net asset value of approximately 1% for that day. The UltraBear ProFund should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Bear ProFund and the UltraBear ProFund would experience a loss in net asset value of approximately 1% and 2%, respectively.

     Due to the nature of the Bear ProFund and the UltraBear ProFund, investors in these ProFunds could experience substantial losses during sustained periods of rising equity prices, with losses to investors in the UltraBear ProFund approximately twice as large as the losses to investors in the Bear ProFund. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

     In pursuing its investment objectives, the Bear ProFund and the UltraBear ProFund generally do not invest in traditional securities, such as common stock of operating companies. Rather, the Bear ProFund and the UltraBear ProFund employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     Under these techniques, the Bear ProFund and the UltraBear ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. These ProFunds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the ProFund pays or receives as the result of the transaction.

THE ULTRAOTC PROFUND AND THE ULTRASHORT OTC PROFUND

     The investment objective of the UltraOTC ProFund is to provide investment results that correspond to 200% of the performance of the NASDAQ 100 Index(TM).

     The UltraOTC ProFund does not intend to hold the 100 securities included in the NASDAQ 100 Index(TM). Instead, the UltraOTC ProFund intends to engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraOTC ProFund will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter ("OTC") markets and instruments with values that are representative of such securities such as futures and option contracts in such securities or indices.

     The investment objective of the UltraShort OTC ProFund is to provide investment results that correspond each day to twice of the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). It is the policy of the UltraShort OTC ProFund to pursue its investment objective of correlating with its benchmark regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     The UltraShort OTC ProFund is designed to allow investors to seek to profit from anticipated decreases in the NASDAQ 100 Index(TM) or to hedge an existing portfolio of securities or mutual fund shares. The UltraShort OTC ProFund's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the NASDAQ 100 Index. The UltraShort OTC ProFund seeks to achieve this inverse correlation on each trading day.

     If the ProFund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the UltraShort OTC ProFund would increase for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(TM). Conversely, the net asset value of the shares of the UltraShort OTC ProFund would decrease for that day proportional to twice any increase in the level of the NASDAQ 100 Index for that day.

     For example, if the NASDAQ 100 Index(TM) were to decrease by 1% on a particular day, investors in the UltraShort OTC ProFund should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index were to increase by 1% by the close of business on a particular trading day, investors in the UltraShort OTC ProFund would experience a loss in net asset value of approximately 2%.

     In pursuing its investment objective, the UltraShort OTC ProFund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the UltraShort OTC ProFund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     Under these techniques, the UltraShort OTC ProFund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the UltraShort OTC ProFund terminates the position. The UltraShort OTC ProFund will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the UltraShort OTC ProFund pays or receives as the result of the transaction. Due to the nature of the UltraShort OTC ProFund, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

     Companies whose securities are traded on the OTC markets generally have smaller market capitalization or are newer companies than those listed on the NYSE or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

THE ULTRAEUROPE PROFUND

     The investment objective of the UltraEurope ProFund is to provide investment returns that correspond to 200% of the daily performance of the ProFunds Europe Index ("PEI"). Under its investment objective, the UltraEurope ProFund should produce greater gains to investors when the PEI rises and greater losses when the PEI declines over the corresponding gain or loss of the PEI itself.

     In attempting to achieve its objectives, the UltraEurope ProFund expect that a substantial portion of its assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the UltraEurope ProFund pays or receives as the result of the transaction. The UltraEurope ProFund may also invest in shares of individual securities which are expected to track the PEI.




     Investing in foreign companies or financial instruments by the UltraEurope ProFund (directly or indirectly) may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack uniform accounting and disclosure standards. Because the UltraEurope ProFund will invest indirectly in foreign markets, it will be subject to the market, economic and political risks prevalent in these foreign markets.

     Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and the ProFund will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

ULTRASMALL-CAP PROFUND

     The investment objective of the UltraSmall-Cap ProFund is to provide daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index.

     The UltraSmall-Cap ProFund does not intend to hold the 2,000 securities included in the Russell 2000(R) Index. Instead, the UltraSmall-Cap ProFund intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraSmall-Cap ProFund will invest, under normal conditions, at least 65% of its total assets in the securities comprising the Russell 2000(R) Index and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

     The Russell 2000(R) Index is a capitalization-weighted index of domestic equities traded on the NYSE, AMEX and NASDAQ Stock Market, Inc. ("NASDAQ"). The index represents the bottom 2,000 companies of the 3,000 U.S. stocks with the largest market capitalizations. As of June 30, 1999, the market capitalization of these 2,000 companies represented about 8% of the total market capitalization of the 3,000 companies. Companies whose stock comprises the Russell 2000(R) Index often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of smaller companies whose stock comprises the Russell 2000(R) Index are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization companies. Conversely, because many of these securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

ULTRAMID-CAP PROFUND

     The investment objective of the UltraMid-Cap ProFund is to provide daily investment results that correspond to twice (200%) the performance of the S&P MidCap 400 Index(R).

     The UltraMid-Cap ProFund does not intend to hold the 400 securities included in the S&P Mid-Cap 400 Index(R). Instead, the UltraMid-Cap ProFund intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraMid-Cap ProFund will invest, under normal conditions, at least 65% of its total assets in the securities comprising the S&P Mid-Cap 400 Index(R) and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

     The S&P MidCap 400 Index(R) is a widely used measure of medium capitalized U.S. company stock performance. It consists of the common stocks of 400 major corporations selected for their size and the frequency and ease which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The securities of medium capitalization companies, while typically not as volatile as the securities of small capitalization companies, may be more volatile than securities of larger or more well-known companies.

ULTRAJAPAN PROFUND

     The investment objective of the UltraJapan ProFund is to provide daily investment results that correspond to twice (200%) the performance of the Nikkei 225 Stock Average.

     The UltraJapan ProFund does not intend to hold the 225 securities included in the Nikkei 225 Stock Average. Instead, the UltraJapan ProFund intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, the UltraJapan ProFund will invest, under normal conditions, at least 65% of its total assets in the securities comprising the Nikkei 225 Stock Average and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

     The Nikkei 225 Stock Average is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The index is computed and distributed by the Nihon Keizai Shimbun ("NKS")

     Investing in foreign companies or financial instruments by this ProFund may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack uniform accounting and disclosure standards. Because this ProFund will invest directly or indirectly, in foreign markets, it will be subject to certain of the market, economic and political risks prevalent in these foreign markets, and particularly the Japanese markets.

     Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and this ProFund will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

     By investing in American Depository Receipts ("ADRs") under normal market conditions, the UltraJapan ProFund may reduce some of the risks of investing in foreign securities. ADRs are denominated in the U.S. Dollar, which reduces the risk of currency fluctuations during the settlement period for either purchases or sales. Further, the information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.

THE MONEY MARKET PROFUND

     The Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. The Money Market ProFund offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality and/or a longer term.

     The Money Market ProFund seeks to achieve its investment objective by investing its assets in the Portfolio, which has the same investment objective as the Money Market ProFund and is managed by Bankers Trust, 130 Liberty St. (One Bankers Trust Plaza), New York, New York 10006. There can be no assurance that the investment objective of either the Money Market ProFund or the Portfolio will be achieved. The investment objectives of the Money Market ProFund and the Portfolio are fundamental policies and may not be changed without the approval of the Money Market ProFund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning MasterFeeder Fund Structure" herein.

     The Portfolio invests in money market instruments, including corporate debt obligations, U.S. government securities, bank obligations and repurchase agreements. See "Investment Policies and Techniques -- Cash Management Portfolio" for a discussion of the Portfolio's investment policies. The Portfolio follows practices which are designed to enable the Money Market ProFund to maintain a $1.00 share price: limiting dollar-weighted average maturity of the securities held by the Portfolio to 90 days or less; buying securities which have remaining maturities of 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Money Market ProFund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, you should be aware that your investment is not without risk. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

FUTURES CONTRACTS AND RELATED OPTIONS

     The ProFunds (other than the Money Market ProFund) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

     Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

     When a ProFund purchases or sells a stock index futures contract, or sells an option thereon, the ProFund "covers" its position. To cover its position, a ProFund may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

     The non-money market ProFunds may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these ProFunds would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the ProFund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

     The ProFunds will cover their positions when they write a futures contract or option on a futures contract. A ProFund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

     Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

     The ProFunds (other than the Money Market ProFund) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

     A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

     Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

     The non-money market ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

     The non-money market ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective ProFund's investment objective. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     If a ProFund that writes an option wishes to terminate the ProFund's obligation, the ProFund may effect a "closing purchase transaction." The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option which the ProFund has written lapses unexercised, because the ProFund would retain the premium.

     Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

     The Bear ProFund, the UltraBear ProFund and the UltraShort OTC ProFund may engage in short sales transactions under which the ProFund sells a security it does not own. To complete such a transaction, the ProFund must borrow the security to make delivery to the buyer. The ProFund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

     Until the ProFund closes its short position or replaces the borrowed security, the ProFund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

SWAP AGREEMENTS

     The ProFunds (other than the Money Market ProFund) may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the ProFunds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a ProFund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

     A ProFund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFunds' illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     Each non-money market ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund on the notional amount.

     Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a ProFund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund's borrowing restrictions.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFunds' transactions in swap agreements.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AMERICAN DEPOSITORY RECEIPTS

     For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the UltraJapan ProFund can avoid currency risks during the settlement period for either purchase or sales.

     In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

     The UltraJapan ProFund may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

U.S. GOVERNMENT SECURITIES

     Each non-money market ProFund and the Portfolio also may invest in U.S. government securities in pursuit of their investment objectives, as "cover" for the investment techniques these ProFunds employ, or for liquidity purposes.

     Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund's portfolio investments in these securities.

     U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives),the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

     Each of the ProFunds may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor and, in the case of the Money Market ProFund, Bankers Trust. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the ProFund, amounts to more than 15% (10% with respect to the Money Market ProFund) of the ProFund's total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor and, in the case of the Money Market ProFund, Bankers Trust, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

     To seek its investment objective as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund may temporarily invest all or part of the ProFund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

     The non-money market ProFunds and the Portfolio may use reverse repurchase agreements as part of that ProFund's investment strategy. Reverse repurchase agreements involve sales by a ProFund/Portfolio of portfolio assets concurrently with an agreement by the ProFund/Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund/Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund/Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund/Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund/Portfolios intend to use the reverse repurchase technique only when it will be to the ProFund/Portfolio's advantage to do so and the Money Market ProFund will not invest more than 5% of its total assets in reverse repurchase agreements. The ProFund/Portfolios will establish a segregated account with their custodian bank in which the ProFund/Portfolio will maintain cash or liquid instruments equal in value to the ProFund/Portfolio's obligations in respect of reverse repurchase agreements.

BORROWING

     The ProFunds (other than the Portfolio except to the degree the Portfolio may borrow for temporary or emergency purposes) may borrow money for cash management purposes or investment purposes. Each of the non-money market ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will increase more when the ProFund's portfolio assets increase in value and decrease more when the ProFund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     As required by the 1940 Act, a ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund's assets should fail to meet this 300% coverage test, the ProFund, within three days (not including Sundays and holidays), will reduce the amount of the ProFund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

     Subject to the investment restrictions set forth below, each of the ProFunds and the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund/Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund/Portfolio any income accruing thereon, and the ProFund/Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund/Portfolio will not lend more than 33 1/3 of the value of the ProFund's total assets, except that the Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending ProFund/Portfolio on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund/Portfolio and that ProFund's/Portfolio's shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund/Portfolio may pay reasonable finders, borrowers, administrative, and custodial Trustees in connection with a loan. With respect to the Portfolio, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each non-money market ProFund (and to the extent allowable by its investment policies, the Money Market ProFund), from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Pro Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund's net asset value. Each non-money market ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

     The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

     The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds will maintain liquid instruments equal to or greater in value than the ProFund's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund's net asset value or income will be adversely affected by the ProFund's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The ProFunds and the Portfolio may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund / Portfolio invests in, and, thus, is a shareholder of, another investment company, the ProFund / Portfolio's shareholders will indirectly bear the ProFund / Portfolio's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund's own investment adviser and the other expenses that the ProFund / Portfolio bears directly in connection with the ProFund's / Portfolio own operations. The Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC.

ILLIQUID SECURITIES

     While none of the ProFunds anticipates doing so, each of the ProFunds and the Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% (10% with respect to the Portfolio) of the ProFund's/Portfolio's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"),illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund/Portfolio may not be able to sell illiquid securities when the Advisor or Bankers Trust considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

     At the time of investment, the Portfolio's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio.

     Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of

ProFunds have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund to the Advisor or, in the case of the Portfolio, to Bankers Trust. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund's liquidity.

PORTFOLIO QUALITY AND MATURITY (MONEY MARKET PROFUND AND THE PORTFOLIO)

     The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations ("NRSRO") (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by Bankers Trust, under the supervision of the Portfolio's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the Securities and Exchange Commission (the "SEC") as an NRSRO. These organizations and their highest short-term rating category (which may also be modified by a "+") are : Duff and Phelps Credit Rating Co., D-1; Fitch IBCA, Inc., F1; Moody's Investors Service Inc. ("Moody's"), Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of such ratings is provided in the Appendix. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of each Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (MONEY MARKET PROFUND AND THE PORTFOLIO)

     The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign institutions, including banks which are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If Bankers Trust, acting under the supervision of the Portfolio's Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio's concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in the Appendix.

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

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS AND CREDIT ENHANCEMENT (MONEY MARKET PROFUND AND THE PORTFOLIO)

     COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper when purchased by the Portfolio must be rated the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates the obligation) or if not rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

     Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

     OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by Bankers Trust, acting under the supervision of the Board of Trustees, to be of comparable quality and are rated in the top three highest long-term categories by the NRSROs rating such security.

     CREDIT ENHANCEMENT. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund's share price. The Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks.

     ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

PORTFOLIO TURNOVER

     The nature of the ProFunds will cause the ProFunds to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds. In addition, a ProFund's portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Because each ProFund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund's investors, it is difficult to estimate what the ProFund's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the non-money market ProFunds invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

   To the extent discussed above and in the prospectus, the ProFunds present certain risks, some of which are further described below.

     TRACKING ERROR. While the non-money market ProFunds do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds; (2) less than all of the securities in the benchmark being held by a ProFund and securities not included in the benchmark being held by a ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) ProFund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance;
(8) the need to conform a ProFund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (9) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

     LEVERAGE. Each UltraProFund intend to regularly use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds' shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund's total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds not been leveraged.

     NON-DIVERSIFIED STATUS. Each non-money market ProFund is a "non-diversified" series. A non-money market ProFund is considered "non-diversified" because a relatively high percentage of the ProFund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund's classification as a "non-diversified" investment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

     Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund or subject to comparable variations in sales loads and other operating expenses. Therefore, investors in the Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

     The ProFunds' Board of Trustees believes that the Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of the Money Market ProFund will be less than if the Money Market ProFund invested directly in the securities held by the Portfolio.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever the ProFunds are requested to vote on matters pertaining to the Portfolio, the ProFunds will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of the Money Market ProFund's shareholders. Money Market ProFund shareholders who do not vote will not affect the ProFunds votes at the Portfolio meeting. The percentage of the Trust's votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the ProFunds in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

     Certain changes in the Portfolio's investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

     The Money Market ProFund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the ProFunds determines that it is in the best interests of the shareholders of the Money Market ProFund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Money Market ProFund in another pooled investment entity having the same investment objective as the Money Market ProFund or the retaining of an investment adviser to manage the Money Market ProFund's assets in accordance with the investment policies described above with respect to the Portfolio.

                            INVESTMENT RESTRICTIONS

     The ProFunds and the Portfolio have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the ProFund or the Portfolio, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or
(ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

     A non-money market ProFund may not:

          1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that the ProFund (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed),
               (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes,
               (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities,
               (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

     THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS AND NON-FUNDAMENTAL INVESTMENT OPERATING POLICIES HAVE BEEN ADOPTED BY THE TRUST, WITH RESPECT TO THE MONEY MARKET PROFUND, AND BY THE PORTFOLIO. UNLESS AN INVESTMENT INSTRUMENT OR TECHNIQUE IS DESCRIBED IN THE PROSPECTUS OR ELSEWHERE HEREIN, THE MONEY MARKET PROFUND AND THE PORTFOLIO MAY NOT INVEST IN THAT INVESTMENT INSTRUMENT OR ENGAGE IN THAT INVESTMENT TECHNIQUE.

     The investment restrictions below have been adopted by the Trust with respect to the Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever the Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Money Market ProFund shareholders and will cast its votes as instructed by the shareholders. The Money Market ProFund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

     Under investment policies adopted by the Money Market ProFund and by the Portfolio, each of the Money Market ProFund and Portfolio may not:

          1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the ProFund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at market.

          2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

          3. Invest more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, in any one issuer (other than U.S. government obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the ProFund and the Portfolio may be invested without regard to this restriction; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

          4. Invest more than 25% of the total assets of the ProFund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. government obligations; (ii) under normal market conditions more than 25% of the total assets of the Money Market ProFund and the Portfolio will be invested in obligations of U.S. and foreign banks and other financial institutions Banks provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

          5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

          6. Underwrite the securities issued by others (except to the extent the ProFund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

          7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the ProFund or the Portfolio from investing in obligations secured by real estate or interests therein.

          8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to the ProFund and the Portfolio, the lending of portfolio securities.

          9. Invest more than an aggregate of 10% of the net assets of the ProFund or the Portfolio's, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the

               ProFund's assets in an open-end management investment company with substantially the same investment objective as the ProFund.

          10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund's assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

          11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFunds' assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

          12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

          13. Purchase or retain the securities of any issuer if any of the officers or trustees of the ProFund or the Portfolio or Bankers Trust owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

          14. Invest in warrants, except that the ProFund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the ProFund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the ProFund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the ProFund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

     ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of the Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

          (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (ProFund's) total assets (taken at market), except that the Portfolio (ProFund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

          (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (ProFund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

          (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

          (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

          (v)       invest for the purpose of exercising control or management;

          (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (ProFund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (ProFund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (ProFund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (ProFund); and, provided further, that the Portfolio shall not invest in any other open-end investment company unless the Portfolio (ProFund)
                    (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and
                    (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

          (vii) invest more than 15% of the Portfolio's (ProFund's) total net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which:
                    (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations; (iii) is rated one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (ProFund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

          (viii) with respect to 75% of the Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (ProFund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

          (ix) if the Portfolio is a "diversified" ProFund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer*;

          (x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (ProFund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (ProFund) has no current intention to engage in short selling).

     *With respect to (ix) as an operating policy, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except for U.S. government obligations and repurchase agreements, which may be purchased without limitation.

     The Money Market ProFund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio, or any other registered investment company investing in the Portfolio, is registered.

DETERMINATION OF NET ASSET VALUE

     The net asset values of the shares of the ProFunds (except the UltraEurope ProFund) are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business (in the case of the Money Market ProFund, net asset value is determined as of the close of business on each day the NYSE is open for business.)

     The net asset values of the shares of the UltraEurope ProFund are determined as of the latest close of trading on three exchanges tracked by the PEI (ordinarily 11:30 a.m. Eastern Time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business (see prospectus for applicable holiday closings).

     To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may be affected on days when investors do not have access to the ProFund to purchase or redeem shares.

     The net asset value of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund's assets attributed to a specific class (in the case of the Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. If market quotations are not readily available, a security will be valued at fair value by the Trustees of ProFunds or by the Advisor using methods established or ratified by the Trustees of ProFunds. The Money Market ProFund's net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

     The Portfolio will utilize the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund's net asset value. The Board of Trustees of the Portfolio will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

     The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

     Except for the UltraEurope ProFund, futures contracts are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to establish future exchanges. Options on securities and indices purchased by a ProFund are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

     In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures contracts will be valued on the basis of settlement prices on the futures exchange or fair value.

     For the UltraEurope ProFund, futures contracts are valued at their last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by the UltraEurope ProFund are valued at their last sale price immediately prior to the close of the underlying stock exchange.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

NON-MONEY MARKET PROFUNDS

     Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

     The policy of each ProFund regarding purchases and sales of securities for a ProFund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     In seeking to implement a ProFund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

     The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the

Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

MONEY MARKET PROFUND AND THE PORTFOLIO

     Decisions to buy and sell securities and other financial instruments for the Money Market ProFund and the Portfolio are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Portfolio's Board of Trustees. Although investment requirements for the Portfolio are reviewed independently from those of the other accounts managed by Bankers Trust (the "Other Portfolios"), investments of the type the Portfolio may make may also be made by these Other Portfolios. When the Portfolio and one or more Other Portfolios or accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

     Purchases and sales of securities on behalf of the Portfolio usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. government obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     OTC purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolios except pursuant to exemptive rules or orders adopted by the Commission. Under rules adopted by the Commission, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available to consider the brokerage, but not research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which Bankers Trust or its affiliates exercise investment discretion. Bankers Trust's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

     The valuation of the Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

     The Portfolio's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

     Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Money Market ProFund, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

     The rule also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.

     Each investor in the Portfolio, including the Money Market ProFund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its Net Asset Value ("NAV"). At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

     For the fiscal years ended December 31, 1998 and 1999, each non-money ProFund paid brokerage commissions in the following amounts:

                             BROKERAGE COMMISSIONS
                                   FYE 12/31


                                          1998                      1999
                                          ----                      ----
Bull ProFund                          $  4,605                $  103,401
UltraBull ProFund                       70,575                   273,433
Bear ProFund                             3,005                    14,180
UltraBear ProFund                       50,160                   112,090
UltraOTC ProFund                       726,475                 1,762,180
UltraShort OTC ProFund                  44,560                   170,455
UltraEurope ProFund                         --                    21,312

     The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

                             MANAGEMENT OF PROFUNDS

     The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of Trust's officers. The names and addresses (and ages) of the Trustees of the Trust and the Portfolio, the officers of the Trust and the Portfolio, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid the Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

     MICHAEL L. SAPIR* (birthdate: May 19, 1958): Trustee, Chairman and Chief Executive Officer; Chairman and Chief Executive Officer, ProFund Advisors LLC; Principal, Law Offices of Michael L. Sapir; Padco Advisors, Inc., Senior Vice President, General Counsel; Jorden Burt Berenson & Klingensmith, Partner. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     LOUIS M. MAYBERG* (birthdate: August 9, 1962): Trustee, Secretary; ProFund Advisors LLC, President; Potomac Securities, Inc., President; National Capital Companies, LLC, Managing Director. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.


     MICHAEL C. WACHS (birthdate: October 21, 1961): Trustee; Delancy Investment Group, Inc., Vice President; First Union National Bank, Vice President/Senior Underwriter; First Union Capital Markets Corp., Vice President; Vice President/Senior Credit Officer; Vice President/Team Leader. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

     RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957): Trustee; Directorship, Inc., Managing Director, Chief Financial Officer and Secretary; Quadcom Services, Inc., President. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

     GARY R. TENKMAN: (birthdate: September 16, 1970): Treasurer; BISYS Fund Services, Vice President, Financial Services; Ernst & Young LLP, Audit Manager, Investment Management Services Group. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

     *This Trustee is deemed to be an "interested  person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

  No director, officer or employee of BISYS or any of its affiliates will receive any compensation from the Trust or Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.

                      PROFUNDS TRUSTEE COMPENSATION TABLE

     The following table reflects actual fees paid to the Trustees for the year ended December 31, 1999.

NAME OF
PERSON: POSITION                                                    COMPENSATION
----------------                                                    ------------

Michael L. Sapir, Trustee, Chairman and Chief Executive Officer         None

Louis M. Mayberg, Trustee, President, Secretary                         None

Russell S. Reynolds, III, Trustee                                      $5,500

Michael C. Wachs, Trustee                                              $5,500

     As of April 3, 2000, the Trustees and Officers of the ProFunds beneficially owned in the aggregate less than 1% of the shares of each ProFund.

TRUSTEES AND OFFICERS OF THE PORTFOLIO:

     The Board of Trustees of the Portfolio ("Portfolio Trustees") is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Portfolio. In addition the Portfolio Trustees review contractual arrangements with companies that provide services to the Portfolio.

     The Portfolio Trustees and officers of the Portfolio, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period

TRUSTEES OF THE PORTFOLIO:

     CHARLES P. BIGGAR (birth date: October 13, 1930) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex/1/; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     S. LELAND DILL (birth date: March 28, 1930) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Retired; former Partner, KPMG Peat Marwick; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Series Trust/2/ and Phoenix-Euclid Market Neutral Fund/2/; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco/2/. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

     MARTIN J. GRUBER (birth date: July 15, 1937) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA/2/; Trustee, SG Cowen Mutual Funds/2/; Trustee, Japan Equity Fund/2/; Trustee, Taiwan Equity Fund/2/. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

     RICHARD HALE* (birth date: July 17, 1945) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds/2/; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

     RICHARD J. HERRING (birth date: February 18, 1946) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Jacob Safra Professor of International Banking and Professor of Finance Department, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birth date: May 10, 1931) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Retired; formerly, Assistant Treasurer of

_______________________________

/1/ The "Deutsche Asset Management Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, and BT Investment Portfolios.

/2/  An investment company registered under the 1940 Act.

IBM Corporation (until 1986); Trustee and Member, Investment Operations Committee, Allmerica Financial Mutual Funds (1992 - present); Member, Pension and Thrift Plans Investment Committee, Unilever U.S. Corporation (1989 - present)/3/; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988-present). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

     PHILIP SAUNDERS, JR. (birth date: October 11, 1935) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Consulting); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

     HARRY VAN BENSCHOTEN (birth date: February 18, 1928) - Trustee of the Portfolio; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Retired; Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance of New York (Since
1987). His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

     The Board has an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls, and the accounting procedures and policies of the Trust. Each member of the Board, except Mr. Hale, also is a member of the Audit Committee.

Officers of the Portfolio

     DANIEL O. HIRSCH (birth date: March 27, 1954) - Secretary of the Portfolio; Director, Deutsche Banc Alex. Brown Incorporated and Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and Exchange Commission from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

     JOHN A. KEFFER (birth date: July 14, 1942) - President and Chief Executive Officer of the Portfolio; President, Forum Financial Group L.L.C. and its affiliates; President ICC Distributors, Inc./4/ His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

     CHARLES A. RIZZO (birth date: August 5, 1958) - Treasurer of the Portfolio; Director and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

     No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust.

     Mssrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, Inc., or an affiliate, serves as principal underwriter.

_____________________________
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended.

/4/ Underwriter/distributor for the Portfolio. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

                     PORTFOLIO TRUSTEE COMPENSATION TABLE

     The following table reflects fees paid to the Portfolio Trustees for the year ended December 31, 1999.

                           AGGREGATE COMPENSATION
   NAME OF                        FROM CASH            TOTAL COMPENSATION
PERSON; POSITION          MANAGEMENT PORTFOLIO*        FROM FUND COMPLEX**
----------------          ---------------------        -------------------

Charles P. Biggar            $1,235                        $43,750
Trustee, Portfolio

S. Leland Dill               $1,075                        $43,750
Trustee, Portfolio

Martin J. Gruber             $  212                        $45,000
Trustee, Portfolio

Richard Hale                 None                          None
Trustee, Portfolio

Richard Herring              $  189                        $43,750
Trustee, Portfolio

Bruce E. Langton             $  212                        $43,750
Trustee, Portfolio

Philip Saunders, Jr.         $1,108                        $45,000
Trustee, Portfolio

Harry Van Benschoten         $  212                        $45,000
Trustee, Portfolio



* The information provided is for Cash Management Portfolio for the Portfolio's most recent fiscal year ended December 31, 1999.

**        Aggregated information is furnished for the Deutsche Asset Management
Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio.


INVESTMENT ADVISERS

PROFUND ADVISORS LLC

     Under an investment advisory agreement between the Advisor and the Trust, on behalf of each ProFund other than the Money Market ProFund, dated October 28, 1997 and amended February 18, 1998 and as amended and restated October 15, 1999 and January 24, 2000 (the "Agreement"), each such ProFund, except the UltraEurope ProFund and the UltraJapan ProFund, pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. Under the Agreement, each the UltraEurope ProFund and the UltraJapan ProFund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.90%. The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such Trustees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFunds' shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  For the fiscal years ended December 31, 1997, 1998 and 1999, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts for each of the ProFunds:


                                 ADVISORY FEES
                                   FYE 12/31


                                             1997                 1998                      1999
                                      Earned     Waived     Earned     Waived       Earned       Waived
                                     --------------------------------------------------------------------
Bull ProFund                          $   28     $   28    $ 21,580    $16,135    $  256,852     $ 19,821
UltraBull ProFund                      1,609      1,609     247,991     13,585     1,126,462           --
Bear ProFund                              52         52      11,044     10,205       104,541      23, 324
UltraBear ProFund                        615        615     126,301         --       458,760           --
UltraOTC ProFund                         751        751     419,023         --     3,446,266           --
UltraShort OTC ProFund                                       38,021         --       499,786           --
UltraEurope ProFund                                                                   41,329       41,329


     The UltraShort OTC ProFund had not commenced operations as of December 31, 1997. The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999

BANKERS TRUST

     Under the terms of an investment advisory agreement (the "Advisory Agreement") between the Portfolio and Bankers Trust, Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's and/or the Money Market ProFund's investment objectives, restrictions and policies, as stated herein and in the Prospectus;
(iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

     Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

     Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries or affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with brokers, dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of Bankers Trust.

     Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of Bankers Trust, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

     For the fiscal years ended December 31, 1999, 1998 and 1997 Banker's Trust earned $10,613,250, $ 8,019,093, and $6,544,181 respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $1,445,608, $1,151,727 and $940,530, respectively, to the Portfolio to cover expenses.

     Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

CODE OF ETHICS

     The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

      ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under Federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

     For its services as Administrator, each ProFund pays BISYS an annual fee ranging from 0.15% of average daily net assets of $0 to $300 million to .05% of average daily net assets of $1 billion and over. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds, for which it receives additional fees. Additionally, ProFunds and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters ($1,100,000). The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.


     For the fiscal years ended December 31, 1997, 1998 and 1999, BISYS, as Administrator, was entitled to, and voluntarily waived, administration fees in the following amounts for each of the ProFunds:


                              ADMINISTRATION FEES
                                   FYE 12/31


                                                1997                   1998                      1999
                                         Earned      Waived     Earned       Waived       Earned       Waived
                                         ---------------------------------------------------------------------
Bull ProFund                               $  6        $  6     $ 4,316      $  876      $ 42,221      $ 1,621
UltraBull ProFund                           322         322      49,599       6,321       218,932       19,797
Bear ProFund                                 10          10       2,208         944        19,034          429
UltraBear ProFund                           123         123      25,260       2,500        96,949       11,660
UltraOTC ProFund                            150         150      83,805       7,605       691,106       87,526
Money Market ProFund                        422         422      49,213       5,728       189,248           --
UltraShort OTC ProFund                       --          --       6,616          --       100,112       10,042
UltraEurope ProFund                          --          --          --          --         6,888           --


     The UltraShort OTC ProFund had not commenced operation as of December 31, 1997. The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

     ProFunds Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds and feeder fund management and administrative services to the Money Market ProFund. These services include monitoring the performance of the underlying investment company in which the Money Market ProFund invests, coordinating the Money Market ProFund's relationship with that investment company, and communicating with the Trust's Board of Trustees and shareholders regarding such entity's performance and the Money Market ProFund's two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the Money Market ProFund. For these services, the ProFunds will pay to ProFunds Advisors LLC a fee at the annual rate of .15% of its average daily net assets for all non-money market ProFunds and .35% of its average daily net assets for the Money Market ProFund.

     For the fiscal years ended December 31, 1997, 1998 and 1999, ProFund Advisors LLC was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds:

                           MANAGEMENT SERVICES FEES
                                   FYE 12/31

                                                1997                    1998                     1999
                                          Earned     Waived      Earned      Waived       Earned      Waived
                                          -------------------------------------------------------------------
Bull ProFund                               $   6      $   6     $  4,316     $ 4,316     $ 51,512     $22,746
UltraBull ProFund                            322        322       49,599          --      225,294          --
Bear ProFund                                  10         10        2,209       2,209       20,908      17,841
UltraBear ProFund                            123        123       25,260       4,986       91,752          --
UltraOTC ProFund                             150        150       83,805      10,681      689,257          --
Money Market ProFund                         984        984      114,832      55,586      744,520          --
UltraShort OTC ProFund                        --         --        6,985         934       99,958          --
UltraEurope ProFund                           --         --           --          --        6,888       6,888


     The UltraShort OTC ProFund had not commenced operation as of December 31, 1997. The UltraEurope ProFund had not commenced operations as of December 31, 1998. The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

     Under an Administration and Services Agreement, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. Bankers Trust will generally assist in all aspects of the Portfolio's operations and will: supply and maintain office facilities (which may be in Bankers Trust's own offices); statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Portfolio); internal auditing, executive and administrative services; and information and supporting data for reports to and filings with the Commission and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate the net asset value, net income and realized capital gains or losses of the Portfolio; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services. Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") Federated Securities Company performs sub-administration duties for the Portfolio as from time to time may be agreed upon by Bankers Trust and Federated Securities Company. The Sub-Administration Agreement provides that Federated Securities Company will receive such compensation as from time to time may be agreed upon by Federated Securities Company and Bankers Trust. All such compensation will be paid by Bankers Trust.

     For the fiscal years ended December 31, 1999, 1998 and 1997, Bankers Trust earned compensation of $3,539,131, $2,673,031 and $2,181,394, respectively, for administrative and other services provided to the Portfolio.

     UMB Bank, N.A. acts as custodian to the non-money market ProFunds. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Dechert Price & Rhoads serves as counsel to the ProFunds. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTOR

     Concord Financial Group, Inc. will serve as the distributor and principal underwriter in all fifty states and the District of Columbia. Concord Financial Group, Inc. receives no compensation from the ProFunds for serving as distributor. Concord Financial Group, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43219.

SHAREHOLDER SERVICES PLAN

     Each ProFund has adopted a Shareholder Services Plan (the "Plan") which provides that each ProFund may make payments of up to 1.00% (on an annual basis) of the average daily value of the net assets of such ProFund's Service shares attributable to or held in the name of investment advisers and other authorized institutions that sell Service Shares ("Authorized Firms") for providing account administration services to their clients who are beneficial owners of such shares. The Administrator may act as an Authorized Firm. The Trust will enter into agreements ("Shareholder Services Agreements") with Authorized Firms that purchase Service Shares on behalf of their clients. The Shareholder Services Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable ProFund attributable to or held in the name of the Authorized Firm for its clients. The ProFunds may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

          The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Shareholder Services Agreements, voted to adopt the Plan and Shareholder Services Agreements at a meeting called for the purpose of voting on such Plan and Shareholder Services Agreements on October 28, 1997. The Plan and Shareholder Services Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service shares of the affected ProFund. The Shareholder Services Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected ProFund on not more than 60 days' written notice to any other party to the Shareholder Services Agreements. The Shareholder Services Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the ProFunds and holders of Service Shares of the ProFunds. In the Trustees' quarterly review of the Plan and Shareholder Services Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

     The intent of the Plan and Shareholder Services Agreements is to procure quality shareholder services on behalf of ProFund shareholders; in adopting the Plan and Shareholder Services Agreements, the Trustees considered the fact that such shareholder services may have the effect of enhancing distribution of ProFund Service Shares and growth of the ProFunds. In light of this, the ProFunds intend to observe the procedural requirements of Rule 12b-1 under the 1940 Act in considering the continued appropriateness of the Plan and Shareholder Services Agreements.

     For the last fiscal year ended December 31, 1999, each ProFund paid shareholder services fees to authorized firms in the following amounts:

                           SHAREHOLDER SERVICES FEES
                                   FYE 12/31


Bull ProFund                   $ 67,494
UltraBull ProFund               320,281
Bear ProFund                      6,925
UltraBear ProFund                85,433
UltraOTC ProFund                596,659
Money Market ProFund            620,680
UltraShort OTC ProFund           18,370
UltraEurope ProFund              31,660

The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operation as of December 31, 1999.

                              COSTS AND EXPENSES

     Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include: the management fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

         ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

     ProFunds (the "Trust") is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of thirty-nine separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Shares and the Investor Shares.

     All shares of the ProFund are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

     Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds' shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

     The Declaration of Trust of the ProFunds disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust's obligations and this risk, thus, should be considered remote.

          If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                                CAPITALIZATION

     As of April 3, 2000, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the ProFunds or classes except as set forth below:


MONEY MARKET PROFUND--INVESTOR SHARES     TOTAL SHARES   PERCENTAGE
---------------------------------------  --------------  -----------

Independent Trust Corp                   91,728,738.700     26.3689%
Funds 84
15255 S 94th Ave 3rd Floor

Orland Park, IL 60462

MONEY MARKET PROFUND--SERVICE SHARES          TOTAL SHARES       PERCENTAGE
---------------------------------------       --------------     ----------

Fred Kavli                                    15,643,748.991     10.1009%
14501 E. Los Angeles Ave.
Moorpark, CA 93021


BULL PROFUND--INVESTOR SHARES                 TOTAL SHARES       PERCENTAGE
-----------------------------                 ------------       ----------

National Investor Services Corp               80,660.494         19.5783%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299

Dawn & Co.                                    63,088.549         15.3150%
346 Main St.
Kensington, CT 06037

Charles Schwab and Co. Inc.                   56,064.766         13.6100%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

FMCO                                          51,441.438         12.4876%
One Financial Plaza
Holland, MI 49423

Independent Trust Corp                        46,417.553         11.2661%
Funds CMSI
15255 S 94th Ave 3rd Floor
Orland Park, IL 60462

BULL PROFUND--SERVICE SHARES                  TOTAL SHARES       PERCENTAGE
-----------------------------------------     -------------      ----------

National Investor Services Corp               34,939.610         59.0523%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041

First Trust Corporation                       10,715.961         18.1113%
P.O. Box 173736
Denver, CO 80217

ULTRABULL PROFUND--INVESTOR SHARES            TOTAL SHARES       PERCENTAGE
-----------------------------------------     -------------      ----------


National Investor Services Corp               1,689,851.753      24.9493%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299

Charles Schwab and Co. Inc.                   1,062,166.389      15.6820%
Special Custody Account of Customers

101 Montgomery St.
San Francisco, CA 94104

ULTRABULL PROFUND--SERVICE SHARES          TOTAL SHARES   PERCENTAGE
---------------------------------          ------------   ----------

Southwest Securities Inc.                  549,535.693     23.3179%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp            284,312.026     10.2066%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299

BEAR PROFUND--INVESTOR CLASS SHARES        TOTAL SHARES   PERCENTAGE
-----------------------------------        ------------   ----------

Charles Schwab and Co. Inc.                 21,107.445     35.9618%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

BEAR PROFUND--SERVICE SHARES               TOTAL SHARES   PERCENTAGE
----------------------------               ------------   ----------

Edward D. Meyer                              5,719.233     62.4333%
2918 Sandy Hollow
Rockford, IL 61109

National Investors Services Corp.            1,154.707     12.5052%
Exclusive Benefit of Customers
56 Water St., 32/nd/ fl
New York, NY 10041


ULTRABEAR PROFUND--INVESTOR SHARES         TOTAL SHARES   PERCENTAGE
----------------------------------         ------------   ----------

Charles Schwab and Co. Inc.                402,876.982     25.9749%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investors Services Corp.          188,008.944     12.1216%
Exclusive Benefit of Customers
56 Water St., 32/nd/ Floor
New York, NY 10041

ULTRABEAR PROFUND--SERVICE SHARES          TOTAL SHARES   PERCENTAGE
---------------------------------          ------------   ----------

NFSC FEBO AFS-245577                        84,609.682     17.9098%
Sabrina Vezaley
6140 SW 88/th/ St.
Miami, FL 33156

Trust Company of America, PSI               50,143.568     10.6142%
7103 S. Revere PKY
Englewood, CO 80112

ULTRAOTC PROFUND--INVESTOR SHARES          TOTAL SHARES   PERCENTAGE
---------------------------------          ------------   ----------

Charles Schwab and Co., Inc.               3,380,431.303     26.2563%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp.           2,706,952.205     21.0254%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041-3299


ULTRAOTC PROFUND--SERVICE SHARES           TOTAL SHARES   PERCENTAGE
--------------------------------           ------------   ----------

Donaldson Lufkin & Jenrette Sec Corp         239,768.287     13.8349%
P.O. Box 2052
Jersey City, NJ 07303

Stockton Nominee Partnership                 305,118.588     17.6057%
3001 E. Camelback Rd No. 100
Phoenix, AZ 86016

ULTRASHORT OTC PROFUND--INVESTOR SHARES    TOTAL SHARES   PERCENTAGE
---------------------------------------    ------------   ----------

Charles Schwab and Co., Inc.                 467,084.655     25.0015%
Special Custody Account of Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp.             223,315.830     11.9533%
Exclusive Benefit of Customers
55 Water St. 32nd FL
New York, NY 10041


ULTRASHORT OTC PROFUND--SERVICE SHARES     TOTAL SHARES   PERCENTAGE
--------------------------------------     ------------   ----------

Scottsdale Securities Inc. FBO                33,444.815     31.8592%
Gregory S. Young
P.O. Box 31759
St. Louis, MO 63131

ULTRAEUROPE PROFUND--INVESTOR SHARES       TOTAL SHARES   PERCENTAGE
------------------------------------       ------------   ----------

First Trust Corporation                       23,158.328     19.2558%
P.O. Box 173736
Denver, CO 80217

ULTRAEUROPE PROFUND--SERVICE SHARES        TOTAL SHARES   PERCENTAGE
-----------------------------------        ------------   ----------

Trust Company of America, FSI                  3,679.000     18.4712%
7103 S. Revere PKY

Englewood, CO 80112

Donaldson Lufkin & Jenrette Sec Corp           3,157.277     15.8518%
P.O. Box 2052
Jersey City, NJ 07303

ULTRASMALL-CAP PROFUND--SERVICE SHARES     TOTAL SHARES   PERCENTAGE
--------------------------------------     ------------   ----------

Donaldson Lufkin & Jenrette Sec Corp          50,468.203     24.3118%
P.O. Box 2052
Jersey City, NJ 07303

Fred Kavli                                    28,425.085     13.6958%
14501 E. Los Angeles Ave.
Moorpark, CA 93021

ULTRAMID-CAP PROFUND--SERVICE SHARES       TOTAL SHARES   PERCENTAGE
------------------------------------       ------------   ----------

FJ O'Neil Charitable Corporation              21,293.632     16.6064%
3550 Lander Rd, Room 140
Pepper Pike, OH 44124

Trust Company of America, DGS                 15,993.598     12.4730%
7103 S. Revere PKY
Englewood, CO 80112

ULTRAJAPAN PROFUND--INVESTOR SHARES        TOTAL SHARES   PERCENTAGE
-----------------------------------        ------------   ----------

Key Group Investors Limited Partnership       50,568.900     45.5013%
P.O. Box 5485
Beverly Farms, MA 01915

ULTRAJAPAN PROFUND--SERVICE SHARES         TOTAL SHARES   PERCENTAGE
----------------------------------         ------------   ----------

FJ O'Neil Charitable Corporation              40,488.844     72.7393%
3550 Lander Rd, Room 140
Pepper Pike, OH 44124

  A shareholder who beneficially owns, directly or indirectly, more than 25% of a ProFund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the ProFund.

                                    TAXATION

  Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

  Dividends out of net ordinary income and distribution of net short-term capital gains are taxable to the recipient U.S. shareholders as ordinary income, whether received in cash or reinvested in ProFund shares. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

  The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a ProFund to its U.S. shareholders as capital gains distributions is taxable to the shareholders as gain from the sale of a capital asset held for more than one year, regardless of the length of time a shareholder has held the ProFund shares. If a shareholder holds ProFund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the ProFund shares will be long-term loss to the extent of such distribution.

  The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

  Any dividend or distribution paid by a ProFund has the effect of reducing the ProFund's net asset value per share. Investors should be careful to consider the tax effect of buying shares shortly before a distribution by a ProFund. The price of shares purchased at that time will include the amount of the forthcoming distribution, but the distribution will be taxable to the shareholder.

  A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

  Shareholders will be advised annually as to the federal tax status of dividends and capital gains distribution made by the ProFunds for the preceding year. Distributions by ProFunds generally will be subject to state and local taxes.

  Each of the ProFunds intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

  As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

  If ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

  Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

  Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

  Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

  Transactions in options, futures and forward contracts undertaken by the ProFunds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

  Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

  Recently enacted rules may affect the timing and character of gain if a ProFund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund enters into certain transactions in property while holding substantially identical property, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

  The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called "excess distribution" with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

  The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

  Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the ProFund as capital gain dividends, whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund's shares. Capital gains dividends are not eligible for the dividends received deduction.

  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

  If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

  If a shareholder has chosen to receive distributions in cash, and the postal (or other delivery) service is unable to deliver checks to the shareholder's address of record, ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. ProFunds will not pay interest on uncashed distribution checks.

DISPOSITION OF SHARES

  Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term, mid-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

  Each ProFund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

  Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

  Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                            PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

     From time to time, each of the non-money market ProFunds may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund. Other total return quotations, aggregate or average, over other time periods for the ProFund also may be included.

     The total return of a ProFund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

     The aggregate return for each ProFund for the one year and since inception periods ended December 31, 1999, were as follows:

                                                                                      INVESTOR SHARES
                                                                      RETURN
                                           INCEPTION DATE         SINCE INCEPTION       1YR. RETURN
                                           --------------         ---------------       -----------
Bull ProFund                                   12/02/97                20.20%              17.18%
UltraBull ProFund                              11/28/97                36.08%              29.56%
Bear ProFund                                   12/31/97               -15.95%             -12.32%
UltraBear ProFund                              12/23/97               -33.06%             -30.54%
UltraOTC ProFund                               12/02/97               170.63%             233.25%
Money Market ProFund                           11/17/97                 4.69%               4.48%
UltraShort OTC ProFund                          6/02/98               -82.45%             -80.36%
UltraEurope ProFund                             3/15/99                36.63%                N/A

                                                                                       SERVICE SHARES
                                                                      RETURN
                                           INCEPTION DATE         SINCE INCEPTION       1YR. RETURN
                                           --------------         ---------------       -----------
Bull ProFund                                   12/02/97                19.20%              15.97%
UltraBull ProFund                              11/28/97                34.85%              28.42%
Bear ProFund                                   12/31/97               -16.73%             -13.32%
UltraBear ProFund                              12/23/97               -33.47%             -31.20%
UltraOTC ProFund                               12/02/97               168.67%             229.73%
Money Market ProFund                           11/17/97                 3.43%               3.44%
UltraShort OTC ProFund                          6/02/98               -82.61%             -80.62%
UltraEurope ProFund                             3/15/99                35.73%                N/A

     This performance data represents past performance and is not an indication of future results.

     The UltraSmall-Cap ProFund, UltraMid-Cap ProFund and UltraJapan ProFund had not commenced operations as of December 31, 1999.

YIELD CALCULATIONS

     From time to time, the Money Market ProFund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market ProFund refers to the income generated by an investment in the Money Market
ProFund over a seven-day period   (which period will be stated in the
advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market ProFund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market ProFund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

     For the seven-day period ended December 31, 1999, the seven-day effective yield for the Investor Shares and Service Shares of the Money Market ProFund was 5.25% and 4.21%, respectively.

COMPARISONS OF INVESTMENT PERFORMANCE

     In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund's investment performance. In particular, performance information for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average; performance information for the UltraOTC ProFund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund (other than the Money Market ProFund) also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the "Capital Appreciation ProFunds" grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the "Small Company Growth ProFunds" grouping for the UltraOTC ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

     Further information about the performance of the ProFunds will be contained in the ProFunds' annual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Information

     The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), NASDAQ Stock Markets, Inc. ("NASDAQ") or Frank Russell Company. S&P, NASDAQ and the Frank Russell Company make no representation or warranty, express or implied, to the owners of shares of the ProFunds or any member of the public regarding the advisability of investing in securities generally or in the ProFunds particularly or the ability of the S&P 500 Index(R), NASDAQ 100 Index or the Russell 2000(R) Index, respectively, to track general stock market performance. S&P's, NASDAQ's and Frank Russell Company's only relationship to the ProFunds (the "Licensee") is the licensing of certain trademarks and trade names of S&P, NASDAQ and the Frank Russell Company, respectively, and of the S&P 500 Index(R), NASDAQ 100 Index and Russell 2000(R) Index, respectively. S&P, NASDAQ and the Frank Russell Company have no obligation to take the needs of the Licensee or owners of the shares of the ProFunds into consideration in determining, composing or calculating the S&P 500 Index(R), the NASDAQ 100 Index and the Russell 2000(R) Index , respectively. S&P, NASDAQ and the Frank Russell Company are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. S&P, NASDAQ and the Frank Russell Company have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

     The Report of Independent Accountants and Financial Statements of the ProFunds for the fiscal year ended December 31, 1999 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent accountants, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 776-3637.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

     AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

     AAA-Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA-Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

     AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

     AA+, AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

     AAA-Prime-These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds-In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears
more than adequate to meet future expenditure requirements.   Quality of
management appears superior.

     Revenue Bonds-Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA-High Grade-The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

     Duff 1+-Highest certainly of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

     Duff 1-Very high certainty of timely +.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or relating supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

     A-Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB-Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     BB-Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

     B-Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

     CCC-Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

     CC-Obligations which are highly speculative or which have a high risk of default.

     C-Obligations which are currently in default.

     Notes: "+" or "-".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

     A3-Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     B-Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C-Obligations for which there is an inadequate capacity to ensure timely repayment.

     D-Obligations which have a high risk of default or which are currently in default.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

     TBW-1-The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2-The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated `TBW-1'.

     TWB-3-The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                                   PROFUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                       7900 WISCONSIN AVENUE, SUITE 300
                           BETHESDA, MARYLAND 20814

                      (888) 776-3637 RETAIL SHAREHOLDERS
                 (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)

  This Statement of Additional Information describes the ProFund VP UltraOTC ("UltraOTC VP"), ProFund VP UltraSmall-Cap ("UltraSmall-Cap VP") (formerly, ProFund VP Small Cap) and ProFund VP Europe 30 ("Europe 30 VP") (collectively, the "ProFunds VP"); three series of the ProFunds. The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Each ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy.


  Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

  The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Each ProFund VP is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds VP will be achieved.


  This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, dated May 1, 2000, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. The financial statements and related report of the independent accountants included in the annual report of the ProFunds VP for the fiscal year ended December 31, 1999 are incorporated by reference into this Statement of Additional Information. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

          The date of this Statement of Additional Information is May 1, 2000.

                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
ProFunds........................................................      3
Investment Policies and Techniques..............................      3
Investment Restrictions.........................................     16
Determination of Net Asset Value................................     17
Portfolio Transactions and Brokerage............................     17
Management of ProFunds..........................................     19
Costs and Expenses..............................................     24
Organization and Description of Shares of Beneficial Interest...     24
Taxation........................................................     25
Performance Information.........................................     28
Financial Statements............................................     31
Appendix  -- Europe 30 Index....................................     31


                                   PROFUNDS

  ProFunds (the "Trust") is an open-end management investment company, and currently comprises thirty-nine separate series. The three series described in this Statement of Additional Information ("SAI") are offered to insurance company separate accounts and qualified pension and retirement plans and are discussed herein. All of the ProFunds VP are classified as non-diversified, although they currently intend to operate in a diversified manner.

                      INVESTMENT POLICIES AND TECHNIQUES

GENERAL

  Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus.


  The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the trustees of the ProFunds VP without the approval of shareholders.

  A ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFund VP believes the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund VP will achieve its objective.

  Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a ProFund VP makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a ProFund VP and the performance of its benchmark), certain factors will tend to cause a ProFund VP's investment results to vary from a perfect correlation to its benchmark. The ProFunds VP, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."


  It is the policy of the ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

  The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds VP. The ProFunds VP are free to reduce or eliminate the ProFunds VP's activity in any of those areas without changing the ProFunds VP fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of its objectives.

ULTRAOTC VP

  The investment objective of UltraOTC VP is to provide daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM).

  UltraOTC VP does not intend to hold the 100 securities included in the NASDAQ 100 Index(TM). Instead, UltraOTC VP intends to engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, UltraOTC VP will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter ("OTC") markets and instruments with values that are representative of such securities such as futures and option contracts in such securities or indices.

  If the UltraOTC VP achieved a perfect correlation for any single trading day, the net asset value of the shares of UltraOTC VP would increase for that day proportional to twice any increase in the level of the NASDAQ 100 Index(TM). Conversely, the net asset value of the shares of UltraOTC VP would decrease for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(TM) for that day.

  For example, if the NASDAQ 100 Index(TM) were to increase by 1% on a particular day, investors in UltraOTC VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index(TM) were to decrease by 1% by the close of business on a particular trading day, investors in UltraOTC VP would experience a loss in net asset value of approximately 2%.

  Companies whose securities are traded on the OTC markets generally have smaller market capitalization or are newer companies than those listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

ULTRASMALL-CAP VP

  The investment objective of UltraSmall-Cap VP is to provide daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index.

  UltraSmall Cap VP does not intend to hold the 2,000 securities included in the Russell 2000(R) Index. Instead, UltraSmall Cap VP intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, UltraSmall Cap VP will invest, under normal conditions, at least 65% of its total assets in the securities comprising the Russell 2000(R) Index and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

  If the UltraSmall Cap VP achieved a perfect correlation for any single trading day, the net asset value of the shares of UltraSmall Cap VP would increase for that day proportional to twice any increase in the level of the Russell 2000(R) Index. Conversely, the net asset value of the shares of UltraSmall Cap VP would decrease for that day proportional to twice any decrease in the level of the Russell 2000(R) Index for that day.

  For example, if the Russell 2000(R) Index were to increase by 1% on a particular day, investors in UltraSmall Cap VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the Russell 2000(R) Index were to decrease by 1% by the close of business on a particular trading day, investors in UltraSmall Cap VP would experience a loss in net asset value of approximately 2%.

  The Russell 2000(R) Index is a capitalization-weighted index of domestic equities traded on the NYSE, AMEX and NASDAQ Stock Markets, Inc. ("NASDAQ"). The index represents the bottom 2,000 companies of the 3,000 U.S. stocks with the largest market capitalizations. As of June 30, 1999, the market capitalization of these 2,000 companies represented about 8% of the total market capitalization of the 3,000 companies. Companies whose stock comprises the Russell 2000(R) Index often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of smaller companies whose stock comprises the Russell 2000(R) Index are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization companies. Conversely, because many of these securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.



EUROPE 30 VP

  The investment objective of Europe 30 VP is to provide daily investment results that correspond to the performance of the ProFunds Europe 30 Index ("PEI").

  If Europe 30 VP achieved a perfect correlation for any single trading day, the net asset value of the shares of this ProFund VP would increase for that day proportional to any increase in the level of the PEI. Conversely, the net asset value of the shares of Europe 30 VP would decrease for that day proportional to any decrease in the level of the PEI for that day.

  Investing in foreign companies or financial instruments by this ProFund VP may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack uniform accounting and disclosure standards. Because this ProFund VP will invest indirectly in foreign markets, it will be subject to certain of the market, economic and political risks prevalent in these foreign markets.

  Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and this ProFund VP will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

  By investing in American Depository Receipts ("ADRs") under normal market conditions, Europe 30 VP may reduce some of the risks of investing in foreign securities. ADRs are denominated in the U.S. Dollar, which reduces the risk of currency fluctuations during the settlement period for either purchase or sales. Further, the information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.

FUTURES CONTRACTS AND RELATED OPTIONS

  The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

  Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund VP, or selling an option of the same series as an option previously purchased by a ProFund VP. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

  When a ProFund VP purchases or sells a stock index futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position, a ProFund VP may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

  The ProFunds VP may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds VP would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund VP may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non- bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non- bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund VP's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

  The ProFunds VP will cover their positions when they write a futures contract or option on a futures contract. A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the futures contract. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

  A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the futures contract. A ProFund VP may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

  Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

  The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

  A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a

ProFund VP will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund VP's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

  The ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased OTC options and the cover for written OTC options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds VP. See "Illiquid Securities."

  Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

  Each ProFund VP may buy and write (sell) options on securities for the purpose of realizing its investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

  If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SWAP AGREEMENTS

  The ProFunds VP may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.
In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis." Consequently, a ProFund VP's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

  A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund VP's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

  Each ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount.

  Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a ProFund VP's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP's borrowing restrictions.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTCmarket. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund VP transactions in swap agreements.

  The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AMERICAN DEPOSITORY RECEIPTS

  For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, Europe 30 VP can avoid currency risks during the settlement period for either purchase or sales.

  In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

  Europe 30 VP may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

U.S. GOVERNMENT SECURITIES

  Each ProFund VP also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques these ProFunds VP employ, or for liquidity purposes.

  Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities.

  U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

  Each of the ProFunds VP may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the ProFund VP, amounts to more than 15% of its total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

  To seek its investment objective as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may temporarily invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

  The ProFunds VP may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intend to use the reverse repurchase technique only when it will be to the ProFund VP's advantage to do so. The ProFund VP will establish a segregated account with its custodian bank in which the ProFund VP will maintain cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

BORROWING

  The ProFunds VP may borrow money for cash management purposes or investment purposes. Each of the ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds VP. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will increase more when the ProFund VP's portfolio assets increase in value and decrease more when the ProFund VP's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

  As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including Sundays and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds VP are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

  Each of the ProFunds VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

  Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP's net asset value. Each ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

  The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds VP will maintain liquid instruments equal to or greater in value than the ProFund VP's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund VP's net asset value or income will be adversely affected by the ProFund VP's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  The ProFunds VP may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP's shareholders will indirectly bear the ProFund VP's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP's own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

  While none of the ProFunds VP anticipates doing so, each of the ProFunds VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

  Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of ProFunds VP have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP's liquidity.

PORTFOLIO TURNOVER

  The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP's portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because each ProFund VP's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund VP's investors, it is difficult to estimate what the ProFund VP's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.


SPECIAL CONSIDERATIONS

  To the extent discussed above and in the prospectus, the ProFunds VP present certain risks, some of which are further described below.

  TRACKING ERROR. While the ProFunds VP do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund VP expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds VP; (2) less than all of the securities in the benchmark being held by a ProFund VP and securities not included in the benchmark being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market;
(4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP share prices being rounded to the nearest cent;
(7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund VP's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and (9) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

  LEVERAGE. UltraOTC VP and UltraSmall Cap VP intend to use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFund VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest which would decrease the ProFund VP's total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds VP not been leveraged.

  NON-DIVERSIFIED STATUS. Each ProFund VP is a "non-diversified" series. Each ProFund VP is considered "non-diversified" because a relatively high percentage of the ProFund VP's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP's classification as a "non-diversified" investment company means that the proportion of the ProFund VP's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFund VP that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                            INVESTMENT RESTRICTIONS

  The ProFunds VP have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of:
(i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

  A ProFund VP may not:

1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto).

2.   Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and
(v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

                        DETERMINATION OF NET ASSET VALUE

  The net asset values of the shares of the ProFunds VP are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business.

  To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. Although the ProFunds VP expect the same holiday schedules to be observed in the future, the exchanges may modify their holiday schedules at any time.

  The net asset value of shares of a ProFund VP serves as the basis for the purchase and redemption price of the shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. If market quotations are not readily available, a security will be valued at fair value by the Trustees of the Trust or by the Advisor using methods established or ratified by the Trustees of the Trust.

  The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

  Futures contracts maintained by ProFunds VP are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund VP are valued at their last sale price prior to the valuation time or at fair value.
In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

  In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund VP will be valued on the basis of the day's settlement prices on the futures exchange or fair value.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


  Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

  The policy of each ProFund VP regarding purchases and sales of securities for a ProFund VP's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund VP's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

  Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

  In seeking to implement a ProFund VP's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

  The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

  For the period from October 19, 1999 (the commencement of operations) to
December 31, 1999,  each   ProFund VP paid brokerage commissions in the
following amount:




                                          BROKERAGE COMMISSIONS
                                              FYE 12/31/99
                                         ------------------------

UltraOTC VP                                       $13,904
UltraSmall-Cap VP                                  37,300
Europe 30 VP                                        2,856


                            MANAGEMENT OF PROFUNDS

  The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of Trust's officers. The names and addresses (and ages) of the Trustees of the Trust, the officers of the Trust, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by the Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

  MICHAEL L. SAPIR* (birthdate: May 19, 1958). Currently: Trustee, Chairman and Chief Executive Officer of ProFunds; Chairman and Chief Executive Officer of the Advisor. Formerly: Principal, Law Offices of Michael L. Sapir; Senior Vice President, General Counsel, Padco Advisors, Inc.; Partner, Jorden Burt Berenson & Klingensmith. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  LOUIS M. MAYBERG* (birthdate: August 9, 1962). Currently: Trustee and Secretary of ProFunds; President, the Advisor. Formerly: President, Potomac Securities, Inc.; Managing Director, National Capital Companies, LLC. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  MICHAEL C. WACHS (birthdate: October 21, 1961). Currently: Trustee of ProFunds; Vice President, Delancy Investment Group, Inc. Formerly: Vice President/Senior Underwriter, First Union National Bank; Vice President, Vice President/Senior Credit Officer and Vice President/Team Leader, First Union Capital Markets Corp. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

  RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957). Currently: Trustee of ProFunds; Managing Director, Chief Financial Officer and Secretary, Directorship, Inc. Formerly: President, Quadcom Services, Inc. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

  GARY R. TENKMAN: (birthdate: September 16, 1970): Currently: Treasurer of ProFunds; Vice President - Financial Services, BISYS Fund Services; Audit Manager - Investment Management Services Group, Ernst & Young LLP. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

  *This Trustee is deemed to be an "interested person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

  No director, officer or employee of BISYS or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                      PROFUNDS TRUSTEE COMPENSATION TABLE

    The following table reflect fees paid to the Trustees for the year ended December 31, 1999.


NAME OF
PERSON:  POSITION                                                                   COMPENSATION
-----------------                                                             ------------------------
Michael L. Sapir, Chairman and Chief Executive Officer                                  None

Louis M. Mayberg, Trustee, President, Secretary                                         None

Russell S. Reynolds, III, Trustee                                                     $5,500

Michael C. Wachs, Trustee                                                             $5,500

  As of April 3, 2000, the Trustees and Officers of the ProFunds beneficially owned in the aggregate less than 1% of the shares of each ProFund VP.

PROFUND ADVISORS LLC

  Under an investment advisory agreement between the Trust, on behalf of the ProFunds VP, and the Advisor, dated October 18, 1999, each of the ProFunds VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds VP, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund VP shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts for each of the ProFunds VP:


                                 ADVISORY FEES
                                  FYE 12/31/99


                                                    Earned                   Waived
                                              ------------------------------------------

UltraOTC VP                                          $55,095                 $6,554
UltraSmall-Cap VP                                      7,551                  6,071
Europe 30 VP                                           2,323                  1,195

CODE OF ETHICS


  The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliate persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

  BISYS and its affiliate, BISYS Fund Services, Inc. ("BFSI"), have entered into an Omnibus Fee Agreement with ProFunds pursuant to which BISYS is entitled to receive fee payments for the provision of administration services and BISYS is entitled to receive on behalf of BFSI fee payments for the provision of fund accounting and transfer agency services. Pursuant to such agreement, BISYS is entitled to receive the greater of (i) the aggregate fee amount set forth in a contractual fee schedule or (ii) the fee amount set forth in a minimum relationship fee schedule. The contractual fee schedule calls for the payment of
(i) an annual fee of five one-hundredths of one percent (.05%) of the average daily net assets of the ProFunds VP for administration services, (ii) an annual fee of $37,000 for transfer agency services and (iii) an annual fee for fund accounting services based on the following schedule: three one-hundredths of one percent (.03%) of each ProFund VP's average daily net assets up to $300 million; two one-hundredths of one percent (.02%) of each ProFund VP's average daily net assets in excess of $300 million up to $500 million; one one-hundredths of one percent (.01%) of each ProFund VP's average daily net assets in excess of $500 million. The minimum relationship fee schedule sets forth specific dollar amounts for ten calendar quarters. The aggregate amount payable under such schedule is $1,100,000. The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, BISYS, as Administrator, was entitled to, and voluntarily waived, administration fees in the following amounts for each of the ProFunds VP:

                              ADMINISTRATION FEES
                                  FYE 12/31/99


                                            Earned                   Waived
                                         -----------------------------------------

UltraOTC VP                                 $3,633                  $3,633
UltraSmall-Cap VP                              503                     503
Europe 30 VP                                   155                     155

  The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP will pay to the Advisor a fee at the annual rate of .15% of its average daily net assets for all ProFunds VP.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, ProFunds Advisors LLC was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds VP:

                           MANAGEMENT SERVICES FEES
                                 FYE 12/31/99


                                                    Earned                  Waived
                                                ---------------------------------------

UltraOTC VP                                        $10,900                 $10,900
UltraSmall-Cap VP                                    1,510                   1,510
Europe 30 VP                                           465                     465

  UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

ADMINISTRATIVE SERVICES

  The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with American Skandia Life Assurance Corporation ("American Skandia") pursuant to which American Skandia will provide administrative services with respect to these ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of American Skandia's separate account with these ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which these ProFunds VP are subject; and generally assisting with compliance with applicable regulatory requirements. For these services, the Trust pays American Skandia a quarterly fee equal on an annual basis to 0.25% of the average daily net assets of each ProFund VP that were invested in such ProFund VP through American Skandia's separate account.

  From time to time the ProFunds VP and/or the Advisor may enter into arrangements under which certain administrative services may be performed by other insurance companies that purchase shares of the ProFunds VP. These administrative services may include, among other things, the services set forth above, as well as responding to ministerial inquiries concerning the ProFunds VP investment objectives, investment programs, policies and performance, transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP, and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. To the extent the ProFunds VP compensate the insurance company for these services, the ProFunds VP will pay the insurance company an annual fee that will vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, American Skandia received the following administrative services fees for each of the ProFunds VP:

                          ADMINISTRATIVE SERVICES FEES
                                  FYE 12/31/99

UltraOTC VP                            $18,166
UltraSmall-Cap VP                        2,517
Europe 30 VP                               774

INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds VP. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

  Dechert Price & Rhoads serves as counsel to the ProFunds VP. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTION PLAN

  Pursuant to a Distribution Plan, the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the Funds' shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

  The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution and shareholder servicing with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

  The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as funding vehicles for variable insurance contracts.

  The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of any ProFund VP without the approval of shareholders of that ProFund VP.

  For the period from October 19, 1999 (commencement of operations) to December 31, 1999, each ProFund VP paid the following amount pursuant to the Distribution Plan for shareholder servicing with respect to the shares of the ProFund VP:

                             DISTRIBUTION PLAN FEES
                                  FYE 12/31/99

UltraOTC VP                          $18,166

UltraSmall-Cap VP                      2,517

Europe 30 VP                             774

                              COSTS AND EXPENSES

  Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include: the management fee; administrative and transfer agent fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

         ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

  ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of thirty-nine separately managed series, three of which are described herein.

  All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

  Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

  The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                                 CAPITALIZATION

  As of April 3, 2000, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the ProFunds VP except as set forth below:


ULTRAOTC VP                               TOTAL SHARES     PERCENTAGE
-----------                               ------------     ----------

America Skandia Life Assurance Corp.      2,319,515.529      95.5715%
One Corporate Drive
Shelton, CT 06484

ULTRASMALL-CAP VP                         TOTAL SHARES     PERCENTAGE
---------------------------------------   -------------    ----------

America Skandia Life Assurance Corp.      2,546,850.952      89.6626%
One Corporate Drive
Shelton, CT 06484

ULTRAJAPAN VP                             TOTAL SHARES     PERCENTAGE
-------------                             ------------     ----------

America Skandia Life Assurance Corp.      2,524,319.686     99.6944%
One Corporate Drive
Shelton, CT 06484

     A shareholder who beneficially owns, directly or indirectly, more than 25% of a ProFund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the ProFund.

                                   TAXATION

  Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

  Each of the ProFunds VP intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund VP's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

  As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. To avoid the tax, each ProFund VP must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds VP intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

  If a ProFund VP purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund VP in each taxable year in which the ProFund VP owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund VP will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund VP at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund VP, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

  Certain debt securities acquired by the ProFunds VP may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund VP, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

  Some debt securities may be purchased by the ProFunds VP at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

  Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund VP may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund VP at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

  Transactions in options, futures and forward contracts undertaken by the ProFunds VP may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund VP, and losses realized by the ProFund VP on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund VP may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

  Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds VP are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund VP, which is taxed as ordinary income when distributed to shareholders. Because application of the straddles rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

  Recently enacted rules may affect the timing and character of gain if a ProFund VP engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund VP enters into certain transactions in property while holding substantially identical property, the ProFund VP would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund VP's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund VP's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

  The ProFunds VP may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund VP receives a so-called "excess distribution" with respect to PFIC stock, the ProFund VP itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund VP to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund VP held the PFIC shares. Each ProFund VP will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund VP taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.
Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

  The ProFunds VP may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund VP generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund VP's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund VP shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

BACKUP WITHHOLDING

  Each ProFund VP generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund VP with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund VP that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

  Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

  Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund VP's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund VP's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund VP's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                            PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

  From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

  The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

  The aggregate return for each ProFund VP for the period October 19, 1999 (commencement of operations) to December 31, 1999, were as follows:


UltraOTC VP                  136.43%

UltraSmall-Cap VP             19.97%

Europe 30 VP                  22.73%

COMPARISONS OF INVESTMENT PERFORMANCE


  In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP's investment performance. In particular, performance information for UltraOTC VP may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index(TM); and performance information for UltraSmall Cap VP may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the Russell 2000(R) Index.

  In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the "Small Company Growth Funds" grouping for UltraOTC VP and UltraSmall Cap VP. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP. Further information about the performance of the ProFunds VP is contained in the ProFunds VP annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

     Other Information
     -----------------

  The ProFunds VP are not sponsored, endorsed, sold or promoted by the NASDAQ Stock Markets, Inc. ("NASDAQ") or the Frank Russell Company. NASDAQ or the Frank Russell Company make no representation or warranty, express or implied, to the owners of shares of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the NASDAQ 100 Index(TM) or the Russell(R)2000 Index to track general stock market performance. NASDAQ's and the Frank Russell Company's only relationship to the ProFunds VP (the "Licensee") is the licensing of certain trademarks and trade names of NASDAQ and the Frank Russell Company, respectively, and of the NASDAQ 100 Index(TM) and the Russell(R)2000 Index, respectively. NASDAQ and the Frank Russell Company have no obligation to take the needs of the Licensee or the owners of shares of the ProFunds VP into consideration in determining, composing or calculating the NASDAQ 100 Index(TM) and the Russell(R)2000 Index, respectively. NASDAQ and the Frank Russell Company are not responsible for and have not participated in the determination or calculation of the equation by which the shares of the ProFunds VP are to be converted into cash. NASDAQ and the Frank Russell Company have no obligation or liability in connection with the administration, marketing or trading of the ProFunds VP.

                              FINANCIAL STATEMENTS

  The Report of Independent Accountants and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 1999 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent accountants, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 776-3637, or, for financial professionals only, (888) 776-5717 or, for financial professionals only, (888) 776-5717.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                   APPENDIX A

                                EUROPE 30 INDEX

Company Name
------------

BP Amoco PLC
Royal Dutch Petro
Deutsche Telekom AG
Vodafone Airtouch PLC
HSBC Holdings PLC
Nokia Corp
British Telecom PLC
Glaxo Holdings PLC
Shell Transport & Trading
France Telecom SA
Smithkline Beecham
Astrazeneca
Ericsson (LM) Tel
Aegon
ING Groep
Telecon Italia SPA
Telefonica
ENI SPA
Barclays PLC
AXA Adrock
Unilever N V
Total Fina SA
Banco Santander
Diageo PLC
ABN Amro Holding NV
Philips Electronics
Veba AG
LVMH
Banco Bilboa Vizcaya
Alkatel

                                    PROFUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                        7900 WISCONSIN AVENUE, SUITE 300
                            BETHESDA, MARYLAND 20814

                       (888) 776-3637 RETAIL SHAREHOLDERS
                 (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)

  This Statement of Additional Information describes eight series of the ProFunds (the "Pro Funds VP"): seven non-money market ("Benchmark") ProFunds VP and the ProFund VP Money Market ("Money Market VP"). The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Each Benchmark ProFund VP seeks investment results that correspond each day to a specified benchmark. Money Market VP seeks as high a level of current income as is consistent with liquidity and preservation of capital. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

  Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

  The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Each Benchmark ProFund VP is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds VP will be achieved.

  This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, dated May 1, 2000, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. A copy of the Prospectus is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

     The date of this Statement of Additional Information is May 1, 2000.

                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----

ProFunds........................................................      2
Investment Policies and Techniques..............................      2
Investment Restrictions.........................................     20
Determination of Net Asset Value................................     21
Portfolio Transactions and Brokerage............................     23
Management of ProFunds..........................................     24
Costs and Expenses..............................................     29
Organization and Description of Shares of Beneficial Interest...     30
Taxation........................................................     30
Performance Information.........................................     33
Financial Statements............................................     35

                                    PROFUNDS

  ProFunds (the "Trust") is an open-end management investment company, and currently comprises thirty-nine separate series. Eleven of these series, the ProFunds VP, are offered to insurance company separate accounts and qualified pension and retirement plans and are discussed herein. All of the ProFunds VP, except for Money Market VP, are classified as non-diversified, although they currently intend to operate in a diversified manner. Other series may be added in the future.

                       INVESTMENT POLICIES AND TECHNIQUES

GENERAL

  Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus.

  The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the trustees of the ProFunds VP without the approval of shareholders.

  A Benchmark ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFunds VP believes the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a Benchmark ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund VP will achieve its objective.

  Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a Benchmark ProFund VP makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a Benchmark ProFund VP and the performance of its benchmark), certain factors will tend to cause a Benchmark ProFund VP's investment results to vary from a perfect correlation to its benchmark. The Benchmark ProFunds VP, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."

  It is the policy of the Benchmark ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

  The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds VP. The ProFunds VP are free to reduce or eliminate the ProFunds VP's activity in any of those areas without changing the ProFunds' VP fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the objectives.

BULL VP AND ULTRABULL VP

  The investment objective of Bull VP is to provide daily investment results that correspond to the performance of the S&P 500 Index. The investment objective of UltraBull VP is to provide daily investment results that correspond to twice (200%) the performance of the S&P 500 Index. These ProFunds VP seek to achieve this correlation on each trading day. Under their investment objectives, UltraBull VP should produce greater gains to investors when the S&P 500 Index rises and greater losses when the S&P 500 Index declines over the corresponding gain or loss of Bull VP.

  In attempting to achieve their objectives, Bull VP and UltraBull VP expect that a substantial portion of their respective assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the ProFund VP pays or receives as the result of the transaction. These ProFunds VP may also invest in shares of individual securities which are expected to track the S&P 500 Index.

BEAR VP AND ULTRABEAR VP

  Bear VP and UltraBear VP are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index or to hedge an existing portfolio of securities or mutual fund shares. The Bear VP's investment objective is to provide daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. UltraBear VP's investment objective is to provide daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the S&P 500 Index.

  If Bear VP achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of Bear VP would increase for that day in direct proportion to any decrease in the level of the S&P 500 Index.
Conversely, the net asset value of the shares of Bear VP would decrease for that day in direct proportion to any increase in the level of the S&P 500 Index for that day. The net asset value of UltraBear VP on the same days would increase or decrease approximately twice as much as the price change of Bear VP.

  For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in Bear VP should experience a gain in net asset value of approximately 1% for that day. UltraBear VP should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in Bear VP and UltraBear VP would experience a loss in net asset value of approximately 1% and 2%, respectively.

  Due to the nature of Bear VP and UltraBear VP, investors in these ProFunds VP could experience substantial losses during sustained periods of rising equity prices, with losses to investors in UltraBear approximately twice as large as the losses to investors in the Bear VP. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

  In pursuing its investment objectives, Bear VP and UltraBear VP generally do not invest in traditional securities, such as common stock of operating companies. Rather, Bear VP and UltraBear VP employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

  Under these techniques, Bear VP and UltraBear VP will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund VP terminates the position. These ProFunds VP will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the ProFund VP pays or receives as the result of the transaction.

ULTRASHORT OTC VP

  The investment objective of UltraShort OTC VP is to provide daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). It is the policy of UltraShort OTC VP to pursue its investment objective of correlating with its benchmark regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

  UltraShort OTC VP is designed to allow investors to seek to profit from anticipated decreases in the NASDAQ 100 Index(TM) or to hedge an existing portfolio of securities or mutual fund shares. UltraShort OTC VP's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the NASDAQ 100 Index(TM). UltraShort OTC VP seeks to achieve this inverse correlation on each trading day.

  If the ProFund VP achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of UltraShort OTC VP would increase for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(TM). Conversely, the net asset value of the shares of UltraShort OTC VP would decrease for that day proportional to twice any increase in the level of the NASDAQ 100 Index(TM) for that day.

  For example, if the NASDAQ 100 Index(TM) were to decrease by 1% on a particular day, investors in UltraShort OTC VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index(TM) were to increase by 1% by the close of business on a particular trading day, investors in UltraShort OTC VP would experience a loss in net asset value of approximately 2%.

  In pursuing its investment objective, UltraShort OTC VP generally does not invest in traditional securities, such as common stock of operating companies. Rather, UltraShort OTC VP employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

  Under these techniques, UltraShort OTC VP will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which UltraShort OTC VP terminates the position. UltraShort OTC VP will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that UltraShort OTC VP pays or receives as the result of the transaction. Due to the nature of UltraShort OTC VP, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

  Companies whose securities are traded on the over-the-counter ("OTC") markets generally have smaller market capitalization or are newer companies than those listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

ULTRAEUROPE VP AND ULTRASHORT EUROPE VP

  The investment objective of UltraEurope VP is to provide daily investment results that correspond to twice (200%) the performance of the PEI. Under its investment objective, UltraEurope VP should produce greater gains to investors when the PEI rises and greater losses when the PEI declines over the corresponding gain or loss of the PEI itself.

  UltraShort Europe VP is designed to allow investors to seek to profit from anticipated decreases in the PEI or to hedge an existing portfolio of securities or mutual fund shares. UltraShort Europe VP's investment objective is to provide daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the PEI.

  If UltraShort Europe VP achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of this ProFund VP would increase for that day proportional to twice any decrease in the level of the PEI. Conversely, the net asset value of the shares of UltraShort Europe VP would decrease for that day proportional to twice any increase in the level of the PEI for that day.

  For example, if the PEI were to decrease by 1% on a particular day, investors in UltraShort Europe VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the PEI were to increase by 1% by the close of business on a particular trading day, investors in UltraShort Europe VP would experience a loss in net asset value of approximately 2%.

  In pursuing their investment objectives, UltraEurope VP and UltraShort Europe VP generally do not invest in traditional securities, such as common stock of operating companies. Rather, UltraEurope VP and UltraShort Europe VP employ certain investment techniques, including engaging in short sales and in certain transactions in stock index future contracts, options on stock index future contracts, and options on securities and stock indexes.

  Investing in foreign companies or financial instruments by these ProFunds VP (directly or indirectly) may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile.
Many foreign countries lack uniform accounting and disclosure standards.
Because these ProFunds VP will invest indirectly in foreign markets, they will be subject to certain of the market, economic and political risks prevalent in these foreign markets.

  Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and these ProFunds VP will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

  By investing in American Depository Receipts ("ADRs") under normal market conditions, a ProFund VP may reduce some of the risks of investing in foreign securities. ADRs are denominated in the U.S. Dollar, which reduces the risk of currency fluctuations during the settlement period for either purchase or sales. Further, the information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.

  On January 1, 1999, the European Monetary Union (EMU) began to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policy in Europe and other parts of the world. Although it is not possible to predict the impact of the Euro implementation plan on UltraEurope VP and UltraShort Europe VP, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets.

MONEY MARKET VP

  Money Market VP seeks as high a level of current income as is consistent with liquidity and the preservation of capital. It seeks this objective by investing in high quality money market instruments. Money Market VP offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality and/or a longer term.

  There can be no assurance that the investment objective of Money Market VP will be achieved.

  Money Market VP invests in money market instruments, including corporate debt obligations, U.S. government securities, bank obligations and repurchase agreements. Money Market VP follows practices which are designed to enable Money Market VP to maintain a $1.00 share price: limiting dollar-weighted average maturity of the securities held by Money Market VP to 90 days or less; buying securities which have remaining maturities of 397 days or less; and buying only high quality securities with minimal credit risks. Of course, Money Market VP cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While Money Market VP invests in high quality money market securities, you should be aware that your investment is not without risk. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

FUTURES CONTRACTS AND RELATED OPTIONS

  The ProFunds VP (other than Money Market VP) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

  Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund VP, or selling an option of the same series as an option previously purchased by a ProFund VP. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

  When a ProFund VP purchases or sells a stock index futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position, a ProFund VP may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

  The Benchmark ProFunds VP may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds VP would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund VP may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non- bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non- bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund VP's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

  The ProFunds VP will cover their positions when they write a futures contract or option on a futures contract. A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

  A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

  Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

  The ProFunds VP (other than Money Market VP) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

  A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund VP will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund VP's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

  The Benchmark ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased OTC options and the cover for written OTC options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds VP. See "Illiquid Securities."

  Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

  Each Benchmark ProFund VP may buy and write (sell) options on securities for the purpose of realizing its investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

  If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund

VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

  Bear VP, UltraBear VP, UltraShort OTC VP and UltraShort Europe VP may engage in short sales transactions under which the ProFund VP sells a security it does not own. To complete such a transaction, the ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

  Until the ProFund VP closes its short position or replaces the borrowed security, the ProFund VP will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

SWAP AGREEMENTS

  The ProFunds VP (other than Money Market VP) may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis." Consequently, a ProFund VP's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

  A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund VP's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

  Each Benchmark ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount.

  Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a ProFund VP's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP's borrowing restrictions.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTCmarket. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund VP transactions in swap agreements.

  The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AMERICAN DEPOSITORY RECEIPTS

  For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a ProFund VP can avoid currency risks during the settlement period for either purchase or sales.

  In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

  UltraEurope VP may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

U.S. GOVERNMENT SECURITIES

  Each ProFund VP also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques these ProFunds VP employ, or for liquidity purposes.

  Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities.

  U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives),the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

  Each of the ProFunds VP may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the a ProFund VP, amounts to more than 15% (10% with respect to Money Market VP) of its total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

  To seek its investment objective as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may temporarily invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

  The ProFunds VP may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intend to use the reverse repurchase technique only when it will be to the ProFund VP's advantage to do so. The ProFund VP will establish a segregated account with its custodian bank in which the ProFund VP will maintain cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

BORROWING

  The ProFunds VP may borrow money for cash management purposes or investment purposes. Each of the ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds VP. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will increase more when the ProFund VP's portfolio assets increase in value and decrease more when the ProFund VP's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

  As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including Sundays and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds VP are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

  Each of the ProFunds VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

  Each Benchmark ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP's net asset value. Each Benchmark ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

  The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds VP will maintain liquid instruments equal to or greater in value than the ProFund VP's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund VP's net asset value or income will be adversely affected by the ProFund VP's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  The ProFunds VP may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP's shareholders will indirectly bear the ProFund VP's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP's own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

  While none of the ProFunds VP anticipates doing so, each of the ProFunds VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to Money Market VP) of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

  At the time of investment, Money Market VP's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by Money Market VP), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of Money Market VP's net assets. If changes in the liquidity of certain securities cause Money Market to exceed such 10% limit, Money Market VP will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of Money Market VP.

  Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of ProFunds VP have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP's liquidity.

PORTFOLIO QUALITY AND MATURITY (MONEY MARKET VP)

  Money Market VP will maintain a dollar-weighted average maturity of 90 days or less. All securities in which Money Market VP invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations ("NRSRO")

(or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the Commission as an NRSRO. These organizations and their highest short-term rating category (which may also be modified by a "+") are: Duff and Phelps Credit Rating Co., D-1; Fitch IBCA, Inc., F1; Moody's Investors Service Inc. ("Moody's"), Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of such ratings is provided in the Appendix. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by Money Market VP present minimal credit risks. The Advisor will cause Money Market VP to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of Money Market VP.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (MONEY MARKET VP)

  Money Market VP may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign institutions, including banks which are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which Money Market VP invests include certificates of deposit, bankers' acceptances, time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of Money Market VP's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, Money Market VP may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. Under normal market conditions, Money Market VP will invest more than 25% of its assets in the foreign and domestic bank obligations described above. Money Market VP's concentration of its investments in bank obligations will cause Money Market VP to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in the Appendix.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS AND CREDIT ENHANCEMENT
(MONEY MARKET VP)

  COMMERCIAL PAPER. Money Market VP may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper when purchased by Money Market VP must be rated the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates objections, or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by Money Market VP must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

  Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between Money Market VP and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, Money Market VP will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, Money Market VP might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

  OTHER DEBT OBLIGATIONS. Money Market VP may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality and are rated in the top three highest long-term categories by the NRSROs rating such security.

  CREDIT ENHANCEMENT. Certain of Money Market VP's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to Money Market VP and affect Money Market VP's share price. Money Market VP may have more than 25% of its total assets invested in securities credit-enhanced by banks.

  ASSET-BACKED SECURITIES. Money Market VP may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

PORTFOLIO TURNOVER

  The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP's portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because each ProFund VP's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund VP's investors, it is difficult to estimate what the ProFund VP's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Benchmark ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

  To the extent discussed above and in the prospectus, the ProFunds VP present certain risks, some of which are further described below.

  TRACKING ERROR. While the Benchmark ProFunds VP do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund VP expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds VP; (2) less than all of the securities in the benchmark being held by a ProFund VP and securities not included in the benchmark being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) ProFund VP share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance;
(8) the need to conform a ProFund VP's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and
(9) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

  LEVERAGE. UltraBull VP, UltraBear VP, UltraEurope VP, UltraShort OTC VP and UltraShort Europe VP intend to regularly use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFund VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest which would decrease the ProFund VP's total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds VP not been leveraged.

  NON-DIVERSIFIED STATUS. Each Benchmark ProFund VP is a "non-diversified" series. Each Benchmark ProFund VP is considered "non-diversified" because a relatively high percentage of the ProFund VP's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP's classification as a "non-diversified" investment company means that the proportion of the ProFund VP's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFund VP that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                            INVESTMENT RESTRICTIONS

  The ProFunds VP have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of:
(i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than

50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

  A ProFund VP may not:

1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto). With respect to Money Market VP, this restriction does not apply to securities or obligations issued by U.S. banks.

2.   Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and
(v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

                        DETERMINATION OF NET ASSET VALUE

  The net asset values of the shares of the ProFunds VP (except UltraEurope VP and UltraShort Europe VP) are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business (in the case of Money Market VP, net asset value is determined as of the close of business on each day the NYSE is open for business.)

  The net asset values of the shares of UltraEurope VP and UltraShort Europe VP are determined as of the latest close of trading of the three exchanges tracked by the PEI (ordinarily 11:30 AM Eastern Time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business (see Prospectus for applicable holiday closings). To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. Although the ProFunds VP expect the same holiday schedules to be observed in the future, the exchanges may modify their holiday schedules at any time.

  The net asset value of shares of a ProFund VP serves as the basis for the purchase and redemption price of the shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. If market quotations are not readily available, a security will be valued at fair value by the Trustees of the Trust or by the Advisor using methods established or ratified by the Trustees of the Trust. Money Market VP's net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

  The securities in the portfolio of a Benchmark ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using the NASDAQ Stock Market, Inc., which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

  Except for futures contracts held by UltraEurope VP and UltraShort Europe VP, futures contracts maintained by ProFunds VP are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund VP are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

  In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund VP will be valued on the basis of the day's settlement prices on the futures exchange or fair value.

  For UltraEurope VP and UltraShort Europe VP, futures contracts are valued at their last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange.

AMORTIZED COST VALUATION

  Money Market VP will utilize the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by Money Market VP at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by Money Market VP will not be reflected in Money Market VP's net asset value. The Board of Trustees will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of Money Market VP are valued fairly in good faith.

  Money Market VP's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the Commission. Under this rule, Money Market VP must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

  Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of Money Market VP's holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of Money Market VP's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

  The rule also provides that the extent of any deviation between the value of Money Market VP's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause Money Market VP to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing Money Market VP's assets by using available market quotations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

  The policy of each ProFund VP regarding purchases and sales of securities for a ProFund VP's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund VP's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

  Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Similarly, purchases and sales of securities on behalf of Money Market VP usually are principal transactions. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

  In seeking to implement a ProFund VP's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

  The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

                             MANAGEMENT OF PROFUNDS

  The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of Trust's officers. The names and addresses (and ages) of the Trustees of the Trust, the officers of the Trust, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by the Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

  MICHAEL L. SAPIR* (birthdate: May 19, 1958). Currently: Trustee, Chairman and Chief Executive Officer of ProFunds; Chairman and Chief Executive Officer of the Advisor. Formerly: Principal, Law Offices of Michael L. Sapir; Senior Vice President, General Counsel, Padco Advisors, Inc.; Partner, Jorden Burt Berenson & Klingensmith. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  LOUIS M. MAYBERG* (birthdate: August 9, 1962). Currently: Trustee and Secretary of ProFunds; President, the Advisor. Formerly: President, Potomac Securities, Inc.; Managing Director, National Capital Companies, LLC. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

  MICHAEL C. WACHS (birthdate: October 21, 1961). Currently: Trustee of ProFunds; Vice President, Delancy Investment Group, Inc. Formerly: Vice President/Senior Underwriter, First Union National Bank; Vice President, Vice President/Senior Credit Officer and Vice President/Team Leader, First Union Capital Markets Corp. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

  RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957). Currently: Trustee of ProFunds; Managing Director, Chief Financial Officer and Secretary, Directorship, Inc. Formerly: President, Quadcom Services, Inc. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

  GARY R. TENKMAN: (birthdate: September 16, 1970): Currently: Treasurer of the ProFunds; Vice President - Financial Services, BISYS Fund Services; Audit Manager - Investment Management Services Group, Ernst & Young LLP. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

  *This Trustee is deemed to be an "interested person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.


    No director, officer or employee of BISYS or any of its affiliates will receive any compensation from the Trust or Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.

  PROFUNDS TRUSTEE COMPENSATION TABLE

    The following table reflect fees paid to the Trustees for the year ended December 31, 1999.


NAME OF
PERSON:  POSITION                                                  COMPENSATION
-----------------                                                  ------------
Michael L. Sapir, Chairman and Chief Executive Officer                 None

Louis M. Mayberg, Trustee, President, Secretary                        None

Russell S. Reynolds, III, Trustee                                      $5,500

Michael C. Wachs, Trustee                                              $5,500

  As of April 3, 2000, the Trustees and Officers of the ProFunds beneficially owned in the aggregate less than 1% of the shares of each ProFund.


PROFUND ADVISORS LLC

  Under an investment advisory agreement between the Trust, on behalf of the ProFunds VP, and the Advisor, dated October 18, 1999, each of Bull VP, UltraBull VP, Bear VP, UltraBear VP, UltraShort OTC VP and Money Market VP, pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%, and each of UltraEurope VP and UltraShort Europe VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.90%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds VP, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund VP shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

CODE OF ETHICS

  The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliate persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.


  BISYS and its affiliate, BISYS Fund Services, Inc. ("BFSI"), have entered into an Omnibus Fee Agreement with ProFunds pursuant to which BISYS is entitled to receive fee payments for the provision of administration services and BISYS is entitled to receive on behalf of BFSI fee payments for the provision of fund accounting and transfer agency services. Pursuant to such agreement, BISYS is entitled to receive the greater of (i) the aggregate fee amount set forth in a contractual fee schedule or (ii) the fee amount set forth in a minimum relationship fee schedule. The contractual fee schedule calls for the payment of
(i) an annual fee of five one-hundredths of one percent (.05%) of the average daily net assets of the ProFunds VP for administration services, (ii) an annual fee of $37,000 for transfer agency services and (iii) an annual fee for fund accounting services based on the following schedule: three one-hundredths of one percent (.03%) of each ProFund VP's average daily net assets up to $300 million; two one-hundredths of one percent (.02%) of each ProFund VP's average daily net assets in excess of $300 million up to $500 million; one one-hundredths of one percent (.01%) of each ProFund's average daily net assets in excess of $500 million. The minimum relationship fee schedule sets forth specific dollar amounts for ten calendar quarters. The aggregate amount payable under such schedule is $1,100,000. The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.




  The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of Money Market VP. For these services, each ProFund VP will pay to the Advisor a fee at the annual rate of .15% of its average daily net assets for all Benchmark ProFunds VP.

  UMB Bank, N.A. acts as custodian to the Benchmark ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

ADMINISTRATIVE SERVICES


The Trust, on behalf of the [              ], has entered into an administrative
services agreement with American Skandia Life Assurance Corporation ("American Skandia") pursuant to which American Skandia will provide administrative services with respectHP Authorized CustomerFinancial Printing GroupThe Trust, on
behalf of the [              ], has entered into an administrative services
agreement with American Skandia Life Assurance Corporation ("American Skandia") pursuant to which American Skandia will provide administrative services with respect to these ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of American Skandia's separate account with these ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract powers who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which these ProFunds VP are subject; and generally assisting with compliance with applicable regulatory requirements. For these services, the Trust pays American Skandia a quarterly fee equal on an annual basis to ___% of the average daily net assets of each ProFund VP that were invested in such ProFund VP through American Skandia's separate account.


  From time to time the ProFunds VP and/or the Advisor may enter into arrangements under which certain administrative services may be performed by insurance companies that purchase shares of the ProFunds VP. These administrative services may include, among other things, the services set forth above, as well as responding to ministerial inquiries concerning the ProFunds VP investment objectives, investment programs, policies and performance, transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP, and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. To the extent the ProFunds VP compensate the insurance company for these services, the ProFunds VP will pay the insurance company an annual fee that will vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds VP. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

  Dechert Price & Rhoads serves as counsel to the ProFunds VP. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTION PLAN

  Pursuant to a Distribution Plan, the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the Funds' shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

  The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution and shareholder servicing with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

  The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as funding vehicles for variable insurance contracts.

  The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the

Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of any ProFund VP without the approval of shareholders of that ProFund VP.

                               COSTS AND EXPENSES

  Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include: the management fee; administrative and transfer agent fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

         ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

  ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of thirty-nine separately managed series, eleven of which are described herein. Other separate series may be added in the future. As of the date of this SAI, the eight series described herein have not been offered to the public.

  All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

  Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

  The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

  If a ProFund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                                 CAPITALIZATION

  As of April 3, 2000, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the ProFunds VP.

                                    TAXATION

  Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

  Each of the ProFunds VP intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund VP's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

  As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. To avoid the tax, each ProFund VP must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds VP intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

  If a ProFund VP purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund VP in each taxable year in which the ProFund VP owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund VP will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund VP at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund VP, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

  Certain debt securities acquired by the ProFunds VP may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund VP, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

  Some debt securities may be purchased by the ProFunds VP at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

  Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund VP may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund VP at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

  Transactions in options, futures and forward contracts undertaken by the ProFunds VP may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund VP, and losses realized by the ProFund VP on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund VP may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

  Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds VP are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund VP, which is taxed as ordinary income when distributed to shareholders. Because application of the straddles rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

  Recently enacted rules may affect the timing and character of gain if a ProFund VP engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund VP enters into certain transactions in property while holding substantially identical property, the

ProFund VP would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund VP's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund VP's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

  The ProFunds VP may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund VP receives a so-called "excess distribution" with respect to PFIC stock, the ProFund VP itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund VP to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund VP held the PFIC shares. Each ProFund VP will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund VP taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

  The ProFunds VP may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund VP generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund VP's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund VP shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

BACKUP WITHHOLDING

  Each ProFund VP generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund VP with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund VP that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

  Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

  Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund VP's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund VP's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund VP's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                            PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

  From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

  The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

YIELD CALCULATIONS

  From time to time, Money Market VP advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of Money Market VP refers to the income generated by an investment in Money Market VP over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in Money Market VP is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market VP's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market VP should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

  In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP's investment performance. In particular, performance information for Bull VP, UltraBull VP, Bear VP and UltraBear VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average; performance information for UltraShort OTC VP may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index.

  In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for Bull VP, UltraBull VP, Bear VP and UltraBear VP. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP. Further information about the performance of the ProFunds VP will be contained in the ProFunds VP annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI. However, because the ProFunds VP have no history of investment operations, they have not yet prepared any shareholder reports.

     Other Information
     -----------------

  The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or NASDAQ Stock
Markets, Inc. ("NASDAQ").   S&P and NASDAQ make no representation or warranty,
express or implied, to the owners of shares of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the S&P 500 Index or the NASDAQ 100 Index to track general stock market performance. S&P's and NASDAQ's only relationship to the ProFunds VP ("Licensee") is the licensing of certain trademarks and trade names of S&P and NASDAQ, respectively. S&P and NASDAQ have no obligation to take the needs of the Licensee or the owners of shares of the ProFunds VP into consideration in determining, composing or calculating the S&P 500 Index and the NASDAQ 100 Index. S&P and NASDAQ are not responsible for and have not participated in the determination or calculation of the equation by which the shares of the ProFunds VP are to be converted into cash. S&P and NASDAQ have no obligation or liability in connection with the administration, marketing or trading of the ProFunds VP.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF THE PROFUNDS VP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE

FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS

  Since the ProFunds VP had not commenced operation as of the date of this Statement of Additional Information, there are no financial statements to include in the Statement of Additional Information.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    Part C
                               Other Information

ITEM 23. Exhibits

     (a)(1)         Certificate of Trust of ProFunds (the "Registrant")(1)
     (a)(2)         First Amended Declaration of Trust of the Registrant (2)
     (a)(3) Form of Establishment and Designation of Series dated February 18, 1998(5)
     (a)(4) Form of Establishment and Designation of Series dated February 23, 1999(5)
     (a)(5) Form of Establishment and Designation of Eleven Series dated October 15, 1999(6)
     (a)(6)         Form of Establishment and Designation of Three Series (7)
     (a)(7)         Form of Establishment and Designation of Seventeen Series
                    (8)
     (a)(8)         Form of Establishment and Designation of Series
     (a)(9)         Form of Amended Designation of Series
     (b)            By-laws of Registrant (2)
     (c)            Not Applicable
     (d)(1)         Form of Investment Advisory  Agreement (2)
     (d)(2)         Investment Advisory Agreement for Cash Management Portfolio
                    (7)
     (d)(3) Amendment to Investment Advisory Agreement between ProFunds and ProFund Advisors LLC (7)
     (d)(4) Investment Advisory Agreement for UltraEurope and UltraShort Europe ProFunds (4)
     (d)(5)         Form of Amended and Restated Investment Advisory Agreement
                    (8)
     (d)(6)         Form of Amended and Restated Investment Advisory Agreement
     (e)            Form of Distribution Agreement and Dealer Agreement (2)
     (f)            Not Applicable
     (g)(1)         Form of Custody Agreement with UMB Bank, N.A. (2)
     (g)(2)         Amendment to Custody Agreement with UMB Bank, N.A. (3)
     (g)(3) Form of Foreign Custody Manager Delegation Agreement. To be filed by Amendment.
     (h)(1)         Form of Transfer Agency Agreement (2)
     (h)(2)         Form of Administration Agreement (2)
     (h)(3) Form of Administration and Services Agreement incorporated by reference to Bankers Trust Company's Registration Statement on Form N-1A (1940 Act file No. 811-06073) filed with the Commission on April 24, 1996.
     (h)(4)         Form of Fund Accounting Agreement (2)
     (h)(5)(i)      Form of Management Services Agreement(2)
     (h)(5)(ii) Amendment to Management Services Agreement with respect to the UltraShort OTC ProFund (3)

     (h)(5)(iii)    Form of Amended and Restated Management Services Agreement
                    (4)
     (h)(6)         Form of Shareholder Services Agreement related to Adviser
                    Shares (2)
     (h)(7)         Form of Omnibus Fee Agreement with BISYS Fund Services LP
                    (2)
     (h)(8)         Form of Amendment to Omnibus Fee Agreement (6)
     (h)(9)         Form of Participation Agreement (6)
     (h)(10)        Form of Administrative Services Agreement(6)
     (i)            Opinion and Consent of Counsel to the Registrant (2)
     (j)            Consent of Independent Auditors
     (k)            None
     (l) Purchase Agreement dated October 10, 1997 between the Registrant and National Capital Group, Inc. (2)
     (m)(1)         Form of Distribution Plan (6)
     (m)(2)         Form of Services Agreement (6)
     (n)(1)         Multiple Class Plan (previously o(1)) (7)
     (n)(2)         Form of Amended and Restated Multi-Class Plan (8)
     (n)(3)         Form of Amended and Restated Multi-Class Plan
     (o)(1) Power of Attorney of Cash Management Portfolio (previously p(1)) (7)
     (o)(2)         Power of Attorney of ProFunds (previously p(2)) (4)
     (o)(3)         Power of Attorney of ProFunds
     (p)(1)         Form of Code of Ethics of Registrant
     (p)(2)         Form of Code of Ethics of ProFund Advisors LLC


(1)  Filed with initial registration statement.

(2) Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3) Previously filed on February 24, 1998 as part of Post-Effective Amendment No. 1 and incorporated by reference herein.

(4) Previously filed on March 2, 1999 as part of Post-Effective Amendment No.4 and incorporated by reference herein.

(5) Previously filed on August 4, 1999 as part of Post-Effective Amendment No.6 and incorporated by reference herein.

(6) Previously filed on October 15, 1999 as part of Post-Effective Amendment No.8 and incorporated by reference herein.

(7) Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.

(8) Previously filed on December 23, 1999 as part of Post-Effective Amendment No. 10 and incorporated by reference herein.


ITEM 24. Persons Controlled By or Under Common Control With Registrant.
     None.

ITEM 25. Indemnification

     The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

     (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

     (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

     The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. Business and Other Connections of Investment Advisor

     ProFund Advisors LLC (the "Advisor"), a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Bankers Trust which serves as investment adviser to the Cash Management Portfolio and each director, officer or partner of Bankers Trust are hereby incorporated by reference to disclosures in Item 28 of BT Institutional funds (accession # 0000862157-97-00007) is filed on March 17, 1997 with the Securities and Exchange Commission.

ITEM 27. Principal Underwriter

Concord Financial Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 acts solely as interim distributor for the Registrant. The officers of Concord Financial Group, Inc., all of whose principal business address is set forth above, are:

Name                     Principal Position and Offices            Position and Offices
                         with CFG                                  with Registrant
Lynn J. Magnum           Chairman                                  none

Dennis Sheehan Sr.       Vice President                            none

Michael D. Burns         Vice President/                           none
                         Chief Compliance Officer

Steven Mintos            Executive Vice                            none
                         President/Chief Operating Officer

Dale Smith               Vice President/                           none
                         Chief Financial Officer

Kevin Dell               Vice President                            none
                         General Counsel/Secretary

ITEM 28. Location of Accounts and Records

     All accounts, books, and records required to be maintained and preserved by
     Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

     (1) ProFund Advisors LLC, 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland (records relating to its functions as investment adviser and manager to the portfolios other than the Money Market ProFund);

     (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio (records relating to the administrator, fund accountant and transfer agent).

     (3) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each ProFund (records relating to its function as Custodian)

ITEM 29.  Management Services

     None.

ITEM 30. Undertakings

     (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and, in connection with such meeting, to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.


     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                  SIGNATURES
                                   PROFUNDS

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C. on April 28, 2000.


                                   PROFUNDS

                                   /S/ MICHAEL L. SAPIR*
                                   Michael L. Sapir, Chairman
                                   and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Signatures                      Title                      Date

/s/  MICHAEL L. SAPIR*             Trustee, President         April 28, 2000
     Michael L. Sapir

/s/  LOUIS MAYBERG*                Trustee, Secretary         April 28, 2000
     Louis Mayberg

/s/  RUSSELL S. REYNOLDS, III*     Trustee                    April 28, 2000
     Russell S. Reynolds, III

/s/  MICHAEL WACHS*                Trustee                    April 28, 2000
     Michael Wachs

/s/  GARY TENKMAN                  Treasurer                  April 28, 2000
     Gary Tenkman



*By: /s/ KEITH T. ROBINSON

  Keith T. Robinson
     as Attorney-in-Fact
     Date: April 28, 2000



                                  SIGNATURES
                         CASH MANAGEMENT PORTFOLIO

     CASH MANAGEMENT PORTFOLIO has duly caused this Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of ProFunds to be signed on its behalf by the undersigned, there unto duly authorized in the City of Baltimore and the State of Maryland on the 27th day of April, 2000.

                                      CASH MANAGEMENT PORTFOLIO


                                      /s/  Daniel O. Hirsch
                                      --------------------------------------
                                           Daniel O. Hirsch, Secretary of the
                                           Cash Management Portfolio

     This Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of ProFunds has been signed below by the following persons in the capacities and on the date indicated.

Signatures                       Title                         Date


/s/  John Y. Keffer*             President and                 April 27, 2000
-----------------------------
     John Y. Keffer              Chief Executive Officer

/s/  Charles A. Rizzo*           Treasurer and Principal       April 27, 2000
-----------------------------
     Charles A. Rizzo            Financial Officer

/s/  Charles P. Biggar*          Trustee                       April 27, 2000
-----------------------------
     Charles P. Biggar

/s/  S. Leland Dill*             Trustee                       April 27, 2000
-----------------------------
     S. Leland Dill

/s/  Richard T. Hale*            Trustee                       April 27, 2000
-----------------------------
     Richard T. Hale

/s/  Richard J. Herring*         Trustee                       April 27, 2000
-----------------------------
     Richard J. Herring

/s/  Bruce E. Langton*           Trustee                       April 27, 2000
-----------------------------
     Bruce E. Langton

/s/  Martin J. Gruber*           Trustee                       April 27, 2000
-----------------------------
     Martin J. Gruber

/s/  Philip Saunders, Jr.*       Trustee                       April 27, 2000
-----------------------------
     Philip Saunders, Jr.

/s/  Harry Van Benschoten*       Trustee                       April 27, 2000
-----------------------------
     Harry Van Benschoten

*By: /s/ Daniel O.Hirsch
     ----------------------------
     Daniel O. Hirsch, Secretary of Cash Management Portfolio
     Attorney-in-Fact
Date: April 27, 2000

                                 EXHIBIT INDEX

Exhibit                       Description
-------                       -----------

(a)(8)      Form of Establishment and Designation of Series

(a)(9)      Form of Amended Designation of Series

(d)(6)      Form of Amended and Restated Investment Advisory Agreement

(j)         Consent of Independent Auditors

(n)(3)      Form of Amended and Restated Multi-Class Plan

(o)(3)      Power of Attorney

(p)(1)      Form of Code of Ethics of Registrant

(p)(2)      Form of Code of Ethics of ProFund Advisors LLC